Exhibit 10(mm)

***** Includes confidential material omitted and filed separately with the Commission.

AWARD/ CONTRACT	1 THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700) ?	RATING DO-C9	PAGE OF PAGES 1 / 103
2. CONTRACT (PROC INST. IDENT.) NO HT9402-11-0003	3. EFFECTIVE DATE See Block 20C		4. REQUISITION/PURCHASE REQUEST/PROJECT NUMBER 11-T3S-0001
5. ISSUED BY CODE	HT9402	6. ADMINISTERED BY (IF OTHER THAN ITEM 5) CODE	HT9402

DEPARTMENT OF DEFENSE TRICARE MANAGEMENT ACTIVITY COD-A 16401 E CENTRETECH PARKWAY AURORA CO 80011-9066		DEPARTMENT OF DEFENSE TRICARE MANAGEMENT ACTIVITY COD-A 16401 E CENTRETECH PARKWAY AURORA CO 80011-9066
7. NAME AND ADDRESS OF CONTRACTOR (No. , Street, City, Country, State and ZIP Code) HUMANA MILITARY HEALTHCARE SERVICES INC 500 W MAIN STREET PO BOX 740062 LOUISVILLE, KY 40202		8. DELIVERY FOB ORIGIN OTHER (see below)
9. DISCOUNT FOR PROMPT PAYMENT NET 30
		10. SUBMIT INVOICES (4 COPIES UNLESS OHTERWISE SPECIFIED) TO THE ADDRESS SHOWN IN				ITEM
CODE 050S0	FACILITY CODE
11. SHIP TO/MARK FOR CODE	HT9402	12. PAYMENT WILL BE MADE BY CODE				HT9402
DEPARTMENT OF DEFENSE TRICARE MANAGEMENT ACTIVITY COD-A 16401 E CENTRETECH PARKWAY AURORA CO 80011-9066		DEPARTMENT OF DEFENSE TRICARE MANAGEMENT ACTIVITY COD-A 16401 E CENTRETECH PARKWAY AURORA CO 80011-9066
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: 10 U.S.C. 2304 (c) ( ) 41 U.S.C. 253 (c) ( )		14. ACCOUNTING AND APPROPRIATION DATA SEE SCHEDULE
15A. ITEM NO	15B. SUPPLIES/ SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
CONTINUED
15G. TOTAL AMOUNT OF CONTRACT					*****

16. TABLE OF CONTENTS
(X)	SEC.	DESCRIPTION	PAGE(S)(X)SEC. DESCRIPTIONPAGE(S)
PART 1 – THE SCHEDULE			PART II – CONTRACT CLAUSES
X	A	SOLICITATION/CONTRACT FORM	1XICONTRACT CLAUSES85-102
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2-24PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
X	C	DESCRIPTION/SPECS/WORK STATEMENT	25-37XJLIST OF ATTACHMENTS103
X	D	PACKAGING AND MARKING	38PART IV – REPRESENTATIONS AND INSTRUCTIONS
X	E	INSPECTION AND ACCEPTANCE	39KREPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
X	F	DELIVERIES OR PERFORMANCE	40-45
X	G	CONTRACT ADMINISTRATION DATA	46-59LINSTRS., CONDS., AND NOTICES TO OFFERORS
X	H	SPECIAL CONTRACT REQUIREMENTS	60-84MEVALUATION FACTORS FOR AWARD

CONCTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return

1 copies to issuing office. ) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract. (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number ________, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any condition sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print) David J. Baker, President & CEO		20A. NAME OF CONTRACTING OFFICER Andrew C. Obermeyer 303.676.3839 *****
19B. NAME OF CONTRACTOR BY /s/ David J. Baker (SIGNATURE OF PERSON AUTHORIZED TO SIGN)	19C. DATE SIGNED 3-2-11	20B. UNITED STATES OF AMERICA BY /s/ Andrew C. Obermeyer (SIGNATURE OF THE Contracting Officer)	20C. DATE SIGNED 3 Mar 11
AUTHORIZED FOR LOCAL REPRODUCTION STANDARD FORM 26 (Rev. 4/2008) Previous edition is usable Prescribed by GSA FAR (48 CFR) 53.214 (a)

CONFIDENTIAL TREATMENT REQUESTED.

Confidential portions of this document have been redacted and have been filed separately with the Commission.

***** Includes confidential material omitted and filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HT9402-11-C-0003	PAGE of 2 / 103
NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES INC

ITEM NO A	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Duns Number 805349198
Base Period CLIN 001

Transition In
001	Obligated Amount: *****				*****

Accounting Info:
9711110130.1889.102000 (FY11)
Funded: *****

OPTION PERIOD 1

1001	Underwritten Health Care Cost for Contractor				*****
Network Prime Enrollees
(Cost plus fixed fee)
(Estimated Cost)

Informational SLINs to identify multiple
Accounting classifications:

100101	FY12
(Qty:0 and Amt: $0.00)

100102	FY13
(Qty:0 and Amt: $0.00)

1002	Underwritten Health Care Cost for Non-Prime				*****
Underwritten Beneficiaries and MTF Enrollees
(Cost plus fixed fee)
(Estimated Cost)

Informational SLINs to Identify multiple
Accounting classifications:

100201	FY12
(Qty:0 and Amt: $0.00)

100202	FY13
Continued…

***** Includes confidential material omitted and filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HT9402-11-C-0003	PAGE of 3 / 103
NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES INC

ITEM NO A	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

(Qty: 0 and Amt: $0.00)

1003	Fixed Fee for CLIN 1001	12	MO	*****	*****
(Cost plus fixed fee)

Informational SLINs to identify multiple
Accounting classifications:

100301	FY12
(Qty: 0 and Amt: $0.00)

100302	FY13
(Qty: 0 and Amt: $0.00)

1004	Fixed Fee for CLIN 1002	12	MO	*****	*****
(Cost plus fixed fee)

Informational SLINs to identify multiple
Accounting classifications:

100401	FY12
(Qty: 0 and Amt: $0.00)

100402	FY13
(Qty: 0 and Amt: $0.00)

1005	Disease Management Cost				*****
(Cost plus fixed Fee)
(Estimated Cost)

Informational SLINs to identify multiple
Accounting classifications:

100501	FY12
(Qty: 0 and Amt: $0.00)

100502	FY13
(Qty: 0 and Amt: $0.00)

***** Includes confidential material omitted and filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HT9402-11-C-0003	PAGE of 4 / 103
NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES INC

ITEM NO A	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

1006	Fixed Fee for CLIN 1005	12	MO	*****	*****
(Cost plus fixed fee)

Informational SLINs to identify multiple
Accounting classifications:

100601	FY12
(Qty: 0 and Amt: $0.00)

100602	FY13
(Qty: 0 and Amt: $0.00)

1007	Electronic Claims Processing	20015000	EA	*****	*****
(Fixed Price)
(Estimated Quantity)

100701	FY12
(Qty: 0 and Amt: $0.00)

100702	FY13
(Qty: 0 and Amt: $0.00)

1008	Paper Claims Processing	3639000	EA	*****	*****
(Fixed Price)
(Estimated Quantity)

100801	FY12
(Qty: 0 and Amt: $0.00)

100802	FY13
(Qty: 0 and Amt: $0.00)

1009	Per Member Per Month
(Fixed Price)

Continued…

***** Includes confidential material omitted and filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HT9402-11-C-0003	PAGE of 5 / 103
NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES INC

ITEM NO A	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

1009AA	Per Member Per Month	18359415	EA	*****	*****
	(Estimated Quantity)
	First Biannual Period

	Accounting Info:
	Funded: $0.00

1009AB	Per Member Per Month	18359415	EA	*****	*****
	(Estimated Quantity)
	Second Biannual Period

	Accounting Info:
	Funded: $0.00

1010	TRICARE Service Centers	12	MO	*****	*****
	(Firm fixed fee)

	Informational SLINs to identify multiple
	Accounting classifications:

101001	FY12
	(Qty: 0 and Amt: $0.00)

101002	FY13
	(Qty: 0 and Amt: $0.00)

	Award Fee Pool
	Not Separately Priced

1011	Award Fee Pool				*****
	First Biannual Period

	Accounting Info:
	Funded: $ 0.00

1011AA	Award Fee Pool				*****
	Second Biannual Period

1011AB	Accounting Info:
	Funded: $ 0.00

	Continued…

***** Includes confidential material omitted and filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HT9402-11-C-0003	PAGE of 6 / 103
NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES INC

ITEM NO A	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

1012	Performance Incentive Pool for H.2. and H.3.				*****

Informational SLINs to identify multiple
Accounting classifications:

101201	FY12
(Qty: 0 and Amt: $0.00)

101202	FY13
(Qty: 0 and Amt: $0.00)

1013	Reports, Contract Data Requirements List (DD Form
1423)
Not Separately Priced

1014	Clinical Support Agreement Program

1015	Service Assist Teams
(Time and Material)

Labor Rates – SECT J, EXHIBIT A

OPTION PERIOD 2

2001	Underwritten Health Care Cost for Contractor				*****
Network Prime Enrollees
(Cost plus fixed fee)
(Estimated Cost)

Informational SLINs to identify multiple
Accounting classifications:

200101	FY13
(Qty: 0 and Amt: $0.00)

Continued…

***** Includes confidential material omitted and filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HT9402-11-C-0003	PAGE of 7 / 103
NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES INC

ITEM NO A	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

200102	FY14
(Qty:0 and Amt: $0.00)

2002	Underwritten Health Care Cost for Non-Prime				*****
Underwritten Beneficiaries and MTF Enrollees
(Cost plus fixed fee)
(Estimated Cost)

Informational SLINs to identify multiple
Accounting classifications:

200201	FY13
(Qty:0 and Amt: $0.00)

200202	FY14
(Qty:0 and Amt: $0.00)

2003	Fixed Fee for CLIN 2001	12	MO	*****	*****
(Cost plus fixed fee)

Informational SLINs to identify multiple
Accounting classifications:

200301	FY13
(Qty:0 and Amt: $0.00)

200302	FY14
(Qty:0 and Amt: $0.00)

2004	Fixed Fee for CLIN 2002	12	MO	*****	*****
(Cost plus fixed fee)

Informational SLINs to identify multiple
Accounting classifications:

200401	FY13
(Qty:0 and Amt: $0.00)

Continued…

***** Includes confidential material omitted and filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HT9402-11-C-0003	PAGE of 8 / 103
NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES INC

ITEM NO A	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

200402	FY14
(Qty: 0 and Amt: $0.00)

2005	Disease Management Cost				*****
(Cost plus fixed fee)
(Estimated Cost)

Informational SLINS to identify multiple
accounting classifications:

200501	FY13
(Qty:0 and Amt: $0.00)

200502	FY14
(Qty:0 and Amt: $0.00)

2006	Fixed Fee for CLIN 2005	12	MO	*****	*****
(Cost plus fixed fee)

Informational SLINs to identify multiple
Accounting classifications:

200601	FY13
(Qty:0 and Amt: $0.00)

200602	FY14
(Qty:0 and Amt: $0.00)

2007	Electronic Claims Processing	21815000	EA	*****	*****
(Fixed Price)
(Estimated Quantity)

200701	FY13
(Qty:0 and Amt: $0.00)

200702	FY14
(Qty:0 and Amt: $0.00)

Continued…

***** Includes confidential material omitted and filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HT9402-11-C-0003	PAGE of 9 / 103
NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES INC

ITEM NO A	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

2008	Paper Claims Processing	3595000	EA	*****	*****
	(Fixed Price)
	(Estimated Quantity)

200801	FY13
	(Qty:0 and Amt: $0.00)

200802	FY14
	(Qty:0 and Amt: $0.00)

2009	Per Member Per Month
	(Fixed Price)

2009AA	Per Member Per Month	18351064	EA	*****	*****
	(Estimated Quantity)
	First Biannual Period

	Account Info:
	Funded: $0.00

2009AB	Per Member Per Month	18351064	EA	*****	*****
	(Estimated Quantity)
	Second Biannual Period

	Account Info:
	Funded: $0.00

2010	TRICARE Service Centers	12	MO	*****	*****
	(Firm Fixed Price)

	Informational SLINs to identify multiple
	accounting classifications

201001	FY13
	(Qty:0 and Amt: $0.00)

201002	FY14
	(Qty:0 and Amt: $0.00)

	Continued…

***** Includes confidential material omitted and filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HT9402-11-C-0003	PAGE of 10 / 103
NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES INC

ITEM NO A	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

2011	Award Fee Pool
Not Separately Priced

2011AA	Award Fee Pool
	First Biannual Period				*****

Accounting Info:
Funded $0.00

2011AB	Award Fee Pool
	Second Biannual Period				*****

Accounting Info:
Funded $0.00

2012	Performance Incentive Pool for H.2. and H.3.				*****

Informational SLINs to identify multiple
accounting classifications:

201201	FY13
(Qty: 0 and Amt: $0.00)

201202	FY14
(Qty:0 and Amt: $0.00)

2013	Reports, Contract Data Requirements List (DD form
1423)
Not Separately Priced

2014	Clinical Support Agreement Program

2015	Service Assist Team
(Time and Material)

Labor Rates – SECT J, EXHIBIT A

Continued …

***** Includes confidential material omitted and filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HT9402-11-C-0003	PAGE of 11 / 103
NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES INC

ITEM NO A	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

OPTION PERIOD 3

3001	Underwritten Health Care Cost for Contractor				*****
Network Prime Enrollees
(Cost plus fixed fee)
(Estimated Cost)

Informational SLINs to identify multiple
accounting classification

300101	FY14
(Qty:0 and Amt: $0.00)

300102	FY15
(Qty: 0 and Amt: $0.00)

3002	Underwritten Health Care Cost for Non-Prime				*****
Underwritten Beneficiaries and MTF Enrollees
(Cost plus Fixed)
(Estimated Cost)

Informational SLINs to identify multiple
accounting classifications:

300201	FY14
(Qty:0 and Amt: $0.00)

300202	FY15
(Qty: 0 and Amt: $0.00)

3003	Fixed Fee for CLIN 3001	12	MO	*****	*****
(Cost plus fixed fee)

Informational SLINs to identify multiple
accounting classifications:

Continued …

***** Includes confidential material omitted and filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HT9402-11-C-0003	PAGE of 12 / 103
NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES INC

ITEM NO A	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

300301	FY14
(Qty:0 and Amt: $0.00)

300302	FY15
(Qty: 0 and Amt: $0.00)

3004	Fixed Fee for CLIN 3002	12	MO	*****	*****
(Cost plus fixed fee)

Informational SLINs to identify multiple
accounting classifications:

300401	FY14
(Qty:0 and Amt: $0.00)

300402	FY15
(Qty: 0 and Amt: $0.00)

3005	Disease Management Cost				*****
(Cost plus fixed fee)
(Estimated Cost)

Informational SLINs to identify multiple
accounting classifications:

300501	FY14
(Qty:0 and Amt: $0.00)

300502	FY15
(Qty: 0 and Amt: $0.00)

3006	Fixed Fee for CLIN 3005	12	MO	*****	*****
(Cost plus fixed fee)

Informational SLINs to identify multiple
accounting classifications:

300601	FY14

Continued…

***** Includes confidential material omitted and filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HT9402-11-C-0003	PAGE of 13 / 103
NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES INC

ITEM NO A	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

	(Qty:0 and Amt: $0.00)

300602	FY15
	(Qty:0 and Amt: $0.00)

3007	Electronic Claims Processing	23774000	EA	*****	*****
	(Fixed Price)
	(Estimated Quantity)

300701	FY14
	(Qty:0 and Amt: $0.00)

300702	FY15
	(Qty: 0 and Amt: $0.00)

3008	Paper Claims Processing	3522000	EA	*****	*****
	(Fixed Price)
	(Estimated Quantity)

300801	FY14
	(Qty:0 and Amt: $0.00)

300802	FY15
	(Qty: 0 and Amt: $0.00)

3009	Per member Per Month
	(Fixed Price)

3009AA	Per Member Per Month	18335511	EA	*****	*****
	(Estimated Quantity)
	First Biannual Period

	Accounting Info:
	Funded: $0.00

3009AB	Per Member Per Month	18335511	EA	*****	*****
	(Estimated Quantity)
	Second Biannual Period

	Continued

***** Includes confidential material omitted and filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HT9402-11-C-0003	PAGE of 14 / 103
NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES INC

ITEM NO A	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Accounting Info:
Funded: $0.00

3010	TRICARE Service Centers	12	MO	*****	*****
(Firm fixed price)

Informational SLINs to identify multiple
accounting classification

301001	FY14
(Qty:0 and Amt: $0.00)

301002	FY15
(Qty: 0 and Amt: $0.00)

3011	Award Fee Pool
Not Separately Priced

3011AA	Award Fee Pool				*****
First Biannual Period

Accounting Info:
Funded: $0.00

3011AB	Award Fee Pool				*****
Second Biannual Period

Accounting Info:
Funded: $0.00

3012	Performance Incentive Pool for H.2. and H.3.				*****

Informational SLINs to identify multiple
accounting classifications:

301201	FY14
(Qty:0 and Amt: $0.00)

Continued …

***** Includes confidential material omitted and filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HT9402-11-C-0003	PAGE of 15 / 103
NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES INC

ITEM NO A	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

301202	FY15
(Qty:0 and Amt: $0.00)

3013	Reports, Contract Data Requirements List (DD Form
1423)
Not Separately Priced

3014	Clinical Support Agreement Program

3015	Service Assist Teams
(Time and Material)

Labor Rates – SECT J, EXHIBIT A

Option Period 4

4001	Underwritten health Care Cost for Contractor				*****
Network Prime Enrollees
(Cost Plus Fixed fee)
(Estimated Cost)

Informational SLINs to identify multiple
accounting classifications:

400101	FY15
(Qty:0 and AMT $0.00)

400102	FY16
(Qty:0 and Amt: $0.00)

4002	Underwritten Health Care Cost for Non-Prime				*****
Underwritten Beneficiaries and MTF Enrollees
(Cost plus fixed fee)
(Estimated Cost)

Informational SLINs to identify multiple
accounting classifications:

Continued…

***** Includes confidential material omitted and filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HT9402-11-C-0003	PAGE of 16 / 103
NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES INC

ITEM NO A	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

400201	FY15
(Qty:0 and AMT $0.00)

400202	FY16
(Qty:0 and Amt: $0.00)

4003	Fixed Fee for CLIN 4001	12	MO	*****	*****
(Cost plus fixed fee)

Informational SLINs to identify multiple
accounting classifications:

400301	FY15
(Qty:0 and AMT $0.00)

400302	FY16
(Qty:0 and Amt: $0.00)

4004	Fixed Fee for CLIN 4002	12	MO	*****	*****
(Cost plus fixed fee)

Informational SLINs to identify multiple
accounting classifications:

400401	FY15
(Qty:0 and AMT $0.00)

400402	FY16
(Qty:0 and Amt: $0.00)

4005	Disease Management Cost				*****
(Cost plus fixed fee)
(Estimated Cost)

Informational SLINs to identify multiple
accounting classifications:

Continued…

***** Includes confidential material omitted and filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HT9402-11-C-0003	PAGE of 17 / 103
NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES INC

ITEM NO A	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

400501	FY15
(Qty:0 and AMT $0.00)

400502	FY16
(Qty:0 and Amt: $0.00)

4006	Fixed Fee for CLIN 4005	12	MO	*****	*****
(Cost plus fixed fee)

Informational SLINs to identify multiple
accounting classifications:

400601	FY15
(Qty:0 and AMT $0.00)

400602	FY16
(Qty:0 and Amt: $0.00)

4007	Electronic Claims Processing	25906000	EA	*****	*****
(Fixed Price)
(Estimated Quantity)

400701	FY15
(Qty:0 and AMT $0.00)

400702	FY16
(Qty:0 and Amt: $0.00)

4008	Paper Claims Processing	3416000	EA	*****	*****
(Fixed Price)
(Estimated Quantity)

400801	FY15
(Qty:0 and AMT $0.00)

Continued

***** Includes confidential material omitted and filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HT9402-11-C-0003	PAGE of 18 / 103
NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES INC

ITEM NO A	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

400802	FY16
(Qty:0 and Amt: $0.00)

4009	Per Member Per Month
(Fixed Price)

4009AA	Per Member Per Month	18321657	EA	*****	*****
(Estimated Quantity)
First Biannual Period

Accounting Info:
Funded: $0.00

4009AB	Per Member Per Month	18321657	EA	*****	*****
(Estimated Quantity)
Second Biannual Period

Accounting Info:
Funded: $0.00

4010	TRICARE Service Centers	12	MO	*****	*****
(Firm fixed price)

Informational SLINs to identify multiple
accounting classifications:

401001	FY15
(Qty:0 and Amt: $0.00)

401002	FY16
(Qty: 0 and Amt: $0.00)

4011	Award Fee Pool
Not Separately Priced

4011AA	Award Fee Pool				*****
First Biannual Period

Accounting Info:
Funded $0.00

Continued…

***** Includes confidential material omitted and filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HT9402-11-C-0003	PAGE of 19 / 103
NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES INC

ITEM NO A	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

4011AB	Award Fee Pool				*****
Second Biannual Period

Accounting Info:
Funded: $0.00

4012	Performance Incentive Pool for H.2 and H.3.				*****

Informational SLINs to identify multiple
accounting classifications:

401201	FY15
(Qty:0 and Amt: $0.00)

401202	FY16
(Qty: 0 and Amt: $0.00)

4013	Reports, Contract Data Requirements List (DD Form
1423)
Not Separately Priced

4014	Clinical Support Agreement Program

4015	Service Assist Teams
(Time and Materials)

Labor Rates – SECT J, EXHIBIT A

OPTION PERIOD 5

5001	Underwritten Health Care Cost for Contractor				*****
Network Prime Enrollees
(Cost plus fixed fee)
(Estimated Cost)

Informational SLINs to identify multiple
accounting classifications:

Continued…

***** Includes confidential material omitted and filed separately with the Commission.

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NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES INC

ITEM NO A	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

500101	FY16
(Qty:0 and Amt: $0.00)

500102	FY17
(Qty:0 and Amt: $0.00)

5002	Underwritten Health Care Cost for Non-Prime				*****
Underwritten Beneficiaries
(Cost plus fixed fee)
(Estimated Cost)

Informational SLINs to identify multiple
accounting classifications:

500201	FY16
(Qty:0 and Amt: $0.00)

500202	FY17
(Qty:0 and Amt: $0.00)

5003	Fixed Fee for CLIN 5001	12	MO	*****	*****
(Cost plus fixed fee)

Informational SLINs to identify multiple
accounting classifications:

500301	FY16
(Qty:0 and Amt: $0.00)

500302	FY17
(Qty:0 and Amt: $0.00)

5004	Fixed Fee for CLIN 5002	12	MO	*****	*****
(Cost plus fixed fee)

Informational SLINs to identify multiple

Continued…

***** Includes confidential material omitted and filed separately with the Commission.

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NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES INC

ITEM NO A	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

accounting classifications:

500401	FY16
(Qty:0 and Amt: $0.00)

500402	FY17
(Qty:0 and Amt: $0.00)

5005	Disease Management Cost				*****
(Cost plus fixed fee)
(Estimated Cost)

500501	Informational SLINs to identify multiple
accounting classifications:

500502	FY16
(Qty:0 and Amt: $0.00)

5006	FY17
(Qty:0 and Amt: $0.00)

500601	Fixed Fee for CLIN 5005	12	MO	*****	*****
(Cost plus fixed fee)

500602	Informational SLINs to identify multiple
accounting classifications:

5007	FY16
(Qty:0 and Amt: $0.00)

FY17
(Qty:0 and Amt: $0.00)

	Electronic Claims Processing	28027000	EA	*****	*****
(Fixed Price)
(Estimated Quantity)

Continued…

***** Includes confidential material omitted and filed separately with the Commission.

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NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES INC

ITEM NO A	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

500701	FY16
	(Qty:0 and Amt: $0.00)

500702	FY17
	(Qty:0 and Amt: $0.00)

5008	Paper Claims Processing	3472000	EA	*****	*****
	(Fixed Price)
	(Estimated Quantity)

500801	FY16
	(Qty:0 and Amt: $0.00)

500802	FY17
	(Qty:0 and Amt: $0.00)

5009	Per Member Per Month
	(Fixed Price)

5009AA	Per Member Per Month	18315880	EA	*****	*****
	(Estimated Quantity)
	First Biannual Period

	Accounting Info:
	Funded: $0.00

5009AB	Per Member Per Month	18315880	EA	*****	*****
	(Estimated Quantity)
	Second Biannual Period

	Accounting Info:
	Funded: $0.00

5010	TRICARE Service Centers	12	MO	*****	*****
	(Firm fixed price)

	Informational SLINs to identify multiple
	accounting classifications:

	Continued…

***** Includes confidential material omitted and filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HT9402-11-C-0003	PAGE of 23 / 103
NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES INC

ITEM NO	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

501001	FY16
(Qty:0 and Amt: $0.00)

501002	FY17
(Qty:0 and Amt: $0.00)

5011	Award Fee Pool
Not Separately Priced

5011AA	Award Fee Pool				*****
First Biannual Period

Accounting Info:
Funded $0.00

5011AB	Award Fee Pool				*****
Second Biannual Period

Accounting Info:
Funded $0.00

5012	Performance Incentive Pool for H.2. and H.3.				*****

Informational SLINs to identify multiple
accounting classifications:

501201	FY16
(Qty:0 and Amt: $0.00)

501202	FY17
(Qty:0 and Amt: $0.00)

5013	Reports, Contract Data Requirements List (DD Form
1423)
Not Separately Priced

5014	Clinical Support Agreement Program

Continued…

***** Includes confidential material omitted and filed separately with the Commission.

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NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES INC

ITEM NO	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

5015	Service Assist Teams
(Time and Material)

Labor Rates – SECT J, EXHIBIT A

9001	Transition Out				*****
(Cost Plus Fixed Fee)
Option Periods 1-5 (As needed)

Accounting Info:
Funded: $0.00

9002	Fixed Fee for CLIN 9001				*****
(Cost Plus Fixed Fee)

Accounting Info:
Funded: $0.00

***** Includes confidential material omitted and filed separately with the Commission.

HT9402-11-C-0003	Page 25 of 103

Section C—Description/Specifications/Work Statement

1.0 GENERAL. Section C includes two categories of outcome based statements: Objectives and Technical Requirements. The “Objectives” represent the outcomes for this contract and are supported by technical requirements. These requirements represent specific tasks, outcomes, and/or standards that, at a minimum, shall be achieved. The purpose of this contract is to provide Managed Care Support (MCS) to the Department of Defense (DoD) TRICARE program. The MCS Contractor shall assist the Military Health System in operating an integrated health care delivery system combining resources of the military’s direct medical care system and the Contractor’s managed care support to provide health, medical and administrative support services to eligible beneficiaries.

2.0 DOCUMENTS. The following documents, including the changes identified below, are hereby incorporated by reference and made a part of the contract.

These documents form an integral part of this contract. Documentation incorporated into this contract by reference has the same force and effect as if set forth in full text.

Title 10, United States Code, Chapter 55

32 Code of Federal Regulations, Part 199

TRICARE Policy Manual (TPM) 6010.57-M dated February 1, 2008 with change 4.

TRICARE Reimbursement Manual (TRM) 6010.58-M dated February 1, 2008 with change 4.

TRICARE Systems Manual (TSM) 7950.2-M dated February 1, 2008 with change 4.

TRICARE Operations Manual (TOM) 6010.56-M dated February 1, 2008 with change 4.

The TRICARE Manuals provide instruction, guidance and responsibilities in addition to the requirements set forth in the incorporated federal statutes and regulations and may not be interpreted in contradiction thereto. Among the Manuals the TRICARE Policy Manual takes precedence over the other three TRICARE Manuals. The TRICARE Reimbursement Manual takes precedence over the TRICARE Systems Manual and the TRICARE Operations Manual. The TRICARE Systems Manual takes precedence over the TRICARE Operations Manual.

3.0 DEFINITIONS. Definitions are included in the TRICARE Operations Manual, Appendix B.

4.0 GOVERNMENT FURNISHED PROPERTY. At certain Military Treatment Facilities (MTFs), facilities and Government Furnished Equipment may be provided for the TRICARE Service Center (TSC). FAR 52.245-1, Government Furnished Property (GFP) describes the Contractor’s management responsibilities and use of GFP. The GFP is provided in an “as-is” condition and subject to terms discussed in the referenced FAR clause. The GFP inventory will be identified in the MTF/Regional Director MOU prepared by the Contractor during the transition phase of the contract.

5.0 OBJECTIVES. The following are the objectives of this contract.

Objective 1—In partnership with the Military Health System (MHS), optimize the delivery of health care services in the direct care system (see the definition of Military Treatment Facility Optimization in the TRICARE Operations Manual, Appendix B) for all MRS beneficiaries (active duty personnel, MTF enrollees, civilian network enrollees, and non-enrollees).

Objective 2—Beneficiary satisfaction at the highest level possible throughout the period of performance, through the delivery of world-class health care as well as customer friendly program services. Beneficiaries must be completely satisfied with each and every service provided by the Contractor during each and every contact.

Objective 3—Attain “best value health care” (See TRICARE Operations Manual, Appendix B) services in support of the MRS mission utilizing commercial practices when practical.

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HT9402-11-C-0003	Page 26 of 103

Objective 4—Fully operational services and systems at the start of health care delivery and minimal disruption to beneficiaries and MTFs.

Objective 5—Full and real time access to Contractor maintained data to support the DoD’s financial planning, health systems planning, medical resource management, clinical management, clinical research, and contract administration activities.

6.0 REQUIREMENTS. The Contractor must fulfill the following requirements, which are supplemented via the documents incorporated at paragraph 2.0.

PROVIDER NETWORKS

N.1. The Contractor shall provide a managed, stable, high-quality network, or networks, of individual and institutional health care providers which supplements the clinical services provided to MHS beneficiaries in MTFs and promotes access, quality, beneficiary satisfaction, and “best value health care” for the Government. (See the TOM, Appendix B for the definition of “best value health care.”) The network, or networks, shall be sufficient in number, mix, and geographic distribution of fully qualified providers to provide the full scope of benefits for which all Prime enrollees are eligible under this contract, as described in 32 CFR 199.4, 199.5, and 199. I 7. The Contractor shall provide copies of network provider agreements when requested by the Contracting Officer or Contracting Officer’s Representative (COR).

N.2. The Contractor shall establish provider networks for the delivery of Prime and Extra services to ensure that all access standards (see 32 CFR I99.17(p)(5)) are met at the start of health care delivery and continuously maintained in all Prime Service Areas (PSAs) in the region. PSAs (i.e., areas in which the Contractor offers enrollment in TRICARE Prime in compliance with the travel time access standard) shall encompass the entire area of all the zip codes lying within or intersected by the 40 mile radius around MTFs (both hospitals and clinics) and Base Realignment and Closure (BRAC) sites. For BRAC sites, the 40 mile radius shall be determined based on the former location of the MTF, if known. If the former MTF location is not known, the 40 mile radius shall be determined from the geographic center of the BRAC site zip code as of the date of contract award. The Contractor must provide PSAs at all MTF locations as listed in Attachment J- I, Government Required MTF Prime Service Areas, and at all sites listed in Attachment J-2, Government Required BRAC Site Prime Service Areas. The Contractor may propose additional or expanded PSAs. If necessary, to ensure provision of specialty medical services, the Contractor may establish specialty networks outside the PSA. Using the ESRI ArcView 9.2 mapping software program, or a mapping program producing results that can be electronically exported to the ESRI ArcView 9.2 mapping software for display, the Contractor shall identify a one-hour travel time contour around each MTF listed in Attachment I . The MTF will have right of first refusal for provision of specialty care to TRICARE Prime enrollees who reside within the contour. All network providers must be Medicare participating providers unless they are not eligible to be participating providers under Medicare. The network must include providers in sufficient quantity and diversity to meet the access standards of 32 CFR 199.17(p)(5) for the MHS Medicare population residing in the Prime Service Area.

N.3. The Contractor’s network and utilization management, and case management programs shall be accredited by a nationally recognized accrediting organization no later than 18 months after the start of health care delivery and be maintained in all geographic areas covered by this contract and shall be maintained throughout the contract and all exercised options. When this contract and the accrediting body have differing standards for the same activity, the higher standard shall apply.

N.4. Network inadequacy is defined as any failure to provide health care services within the network within the access standards and one of the measures for network adequacy will be the percentage of claims submitted by network providers after excluding claims for emergency room, Point of Service, out-of-region, and Other Health Insurance. After assisting the beneficiary with accessing the needed care within access standards, the Contractor shall inform the Government in a monthly report of any instances of network inadequacy relative to the Prime and/or Extra service areas (see Section F). The Contractor will submit a corrective action plan for instances of network inadequacy that are significant (ex., the only specialist in a certain specialty leaves the network, a major hospital or system leaves the network) and/or any inadequacy that is likely to persist more than 30 days. The Contractor shall respond to any inquiries of the Government concerning any aspect of network inadequacy from a Contracting Officer, or a COR. The response shall be accomplished within two business days from receipt of a request.

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HT9402-11-C-0003	Page 27 of 103

N.4.1. The Contractor shall ensure that the following minimum percentages of numbers of claims for Prime enrollees region-wide are from network providers, (excluding claims for emergency room, Point of Service, out-of region, and Other Health Insurance and TRICARE Prime Remote members). The percent for the number of claims from network providers will increase ***** each option period. For example, the South Option Period 1 standard of ***** shall be increased by one percentage point to ***** for Option Period 2.

Option Period I

South             *****

N.5. The Contractor shall adjust provider networks and services as necessary to compensate for changes in MTF capabilities and capacities, when and where they occur over the life of the contract, including those resulting from short-notice unanticipated facility expansion, MTF provider deployment, downsizing and/or closures. Changes in MTF capabilities and capacities may occur frequently over the life of the contract without prior notice. The Contractor shall ensure that all eligible beneficiaries who live in PSAs have the opportunity to enroll, add additional family members, or remain enrolled in the Prime program regardless of such changes. The Contractor shall ensure that MTF enrollees residing outside PSAs have the opportunity to add additional family members or remain enrolled in the Prime program regardless of such changes.

N.6. To coincide with the beginning of Option Period I, the Government will automatically disenroll any enrolled beneficiary residing outside a T-3 PSA. The Contractor shall ensure the network has the capability and capacity to permit each beneficiary enrolled in Prime to a civilian Primary Care Manager (PCM) prior to the beginning of Option Period 1 and residing outside of PSAs under this contract to enroll to a PSA PCM at the beginning of Option Period I, provided the beneficiary resides less than 100 miles from an available network primary care manager in the PSA, submits a new request for enrollment, and waives both primary and specialty care travel time standards. Beneficiaries enrolled in Prime to a civilian PCM prior to the beginning of Option Period 1 who reside outside of PSAs under this contract and are 100 miles or more from an available PCM in the PSA network shall not be granted a new enrollment. The Contractor shall refund the unused portion (based on a monthly proration) of either a quarterly or annual enrollment fee payment for any beneficiary who must be disenrolled because they reside outside a PSA at the start of Option Period I. If a beneficiary pays on a monthly basis, no monthly payment(s) shall be received for these beneficiaries.

N.7. The Contractor will not be required to establish a network with the capability and capacity to grant new enrollments to beneficiaries who reside outside a PSA. The Contractor shall grant a request for a new enrollment to the network from a beneficiary residing outside a PSA provided there is sufficient unused network capability and capacity to accommodate the enrollment, the PSA network primary care manager to be assigned is located less than 100 miles from the beneficiary’s residence, and the beneficiary waives both primary and specialty care travel time standards.

N.8. The Contractor shall ensure that the standards for access, in terms of beneficiary travel time, appointment wait time, and office wait time for various categories of services contained in 32 CFR 199.17(p)(S) are met for beneficiaries residing in TRICARE PSAs. These standards shall be met in a manner which achieves beneficiary satisfaction with access to network providers and services as set forth in the contract. The Contractor shall define metrics, and collect data about them, that give insight to the degree to which the access standards are being met.

N.9. The Contractor shall have an active provider education program designed to enhance the provider’s awareness of TRICARE requirements, to include emphasis on achieving the leading health care indicators of Healthy People program, and encourage participation in the program.

N.10. The Contractor shall inform network providers, through network provider agreements, that they agree to being reported to the Department of Veterans Affairs (VA) as a TRICARE network provider. The Contractor shall request non-institutional network providers to accept requests from VA to provide care to veterans. The agreement will give VA the right to directly contact the provider and request that he/she provide care to VA patients on a case by case

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HT9402-11-C-0003	Page 28 of 103

basis. The Contractor shall require network providers (individual, home health care, free-standing laboratories, and free-standing radiology only) who accept VA patients to serve as a participating provider and accept assignment with the VA. If seen by the network provider, any documentation of the care rendered to the VA patient and reimbursement for the care is a matter between the referring VA Medical Center (VAMC) and the provider. The referral and instructions for seeking reimbursement from the VAMC will be provided by the patient at the time of the appointment. Those providers who express a willingness to receive VA queries as to availability shall be clearly identified with readily discernable markings on all public network provider listings. (Note: Nothing prevents the VA and the provider from establishing a direct contract relationship if the parties so desire. A direct contract relationship between a provider and the VA takes precedence over the requirements of this section.)

N.10.1. The Contractor shall inform network providers, through network provider agreements, that they agree to being reported to Civilian Health and Medical Program of the Department of Veteran’s Administration (CHAMPVA) as a TRICARE network provider. The Contractor shall require network providers (individual, home health care, free-standing laboratories, and free-standing radiology only) who accept CHAMPVA patients to serve as a participating provider and accept assignment with the VA. The Contractor shall provide to the provider the CHAMPVA furnished claims processing instructions (Attachment J-4, CHAMPVA Fact Sheet 01-16 dated Aug 06) on how to submit CHAMPVA claims to the VA Health Administration Center P.O. Box 65024, Denver, CO 802069024 for payment. For any published network provider listing, the provider shall be clearly identified with readily discernable markings which accept CHAMPVA assignment on claims.

N.10.2. The Contractor shall request marketing and educational information on the VA and CHAMPVA through the VA Health Administration Center in sufficient quantities to provide the information to providers who agree to be listed as VA or CHAMPVA providers. [The Contractor shall furnish the VA Health Administration Center (P.O. Box 65024, Denver, CO 80206-9024) its central address for delivery of these materials.] The Contractor may brief these materials to VA and CHAMPVA accepting providers.

N.11. The Contractor shall maintain an accurate, up-to-date list of network providers including their specialty, subspecialty, gender, work address, work fax number, and work telephone number for each service area, and whether or not they are accepting new beneficiaries. The Contractor shall provide easy access to this list, to include making it available upon request, for all beneficiaries, providers, and Government representatives. For the purposes of this requirement, “up-to-date” means the information contained on all electronic lists shall be current within the last 30 calendar days.

REFERRAL MANAGEMENT

RM.1. In TRICARE PSAs that include an MTF, the MTF has the right of first refusal for all referrals. Medical care and ancillary capabilities for which this right is claimed by the MTF shall be specifically addressed in the MTF/MCSC Memorandum of Understanding (MOU). For referrals to the MTF for specialty care, travel time shall not exceed one hour under normal circumstances. Right of first refusal is defined as providing the MTF with an opportunity to review each referral from a civilian provider to determine if the MTF has the capability and capacity to provide the medical care and ancillary services previously identified in the MTF/MCSC MOD. All referrals shall be processed in accordance with TRICARE Operations Manual Chapter 8, Section 5.

RM.2. A minimum of ninety-six percent of referrals for Prime enrollees, who reside in TRICARE PSAs and Prime enrollees who reside outside TRICARE PSAs and have waived the travel-time access standards shall be referred to the MTF or a civilian network provider. This percentage shall include services rendered in network institutions by hospital-based providers even though no formal referral was made to that individual. All referrals, except the following, will be included to determine compliance with the standard: (1) referrals that are unknown to the Contractor before the visit (specifically ER visits, retroactively authorized referrals), (2) self-referrals and referrals of beneficiaries who use other health insurance as first payer, (3) MTF directed referrals to non-network providers when network providers are available and 4) the eight mental health self-referrals. All other referrals are included in the standard without exception.

RM.2.1. The Contractor shall ensure that TRICARE Prime beneficiaries have no liability for amounts billed, except for the appropriate co-payment, for referred care, including ancillary services from a non-network provider as a result of a medical emergency or as a result of the TRICARE Prime beneficiary being referred to a non-network/non-

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HT9402-11-C-0003	Page 29 of 103

participating provider by the Contractor. (For example, this requirement applies when a beneficiary is referred for surgery from a network surgeon in a network hospital, but the anesthesiologist is a non-network provider.) For these beneficiaries, amounts paid by the Contractor in excess of TRICARE allowable amounts (e.g., CHAMPUS Maximum Allowable Charge (CMACs), Diagnosis Related Groups (DRGs), Outpatient Prospective Payment System (OPPS), other prospective payment systems, or prevailing charges) to non-network/nonparticipating providers shall not be reported or used as underwritten health care costs.

RM.3. MTFs will refer their TRICARE Prime enrollees to a non-network civilian provider only when it is clearly in the best interest of the Government and the beneficiary, either clinically or financially. Such cases are expected to be rare. Federal health care systems (for example Veterans Administration and Indian Health Service) are excluded from this Government policy.

RM.4. The Contractor’s referral management processes shall ensure an evaluation of the referred service is conducted to determine if the type of service is a TRICARE benefit and shall inform the beneficiary prior to the visit in the event the requested service is not a TRICARE benefit. This does not apply to referrals for active duty service members. This shall not be a preauthorization review. Rather, this process shall be a customer service/provider relations function providing an administrative coverage review. This service shall be accomplished for every referral received by the Contractor regardless of whether it was generated by an MTF provider, network provider or non-network provider.

RM.5. The Contractor shall meet with the Regional Director and each MTF in a collaborative and partnering manner to ensure balanced specialty workloads using the Contractor’s referral protocols with the MTF as the first referral site. The Contractor shall provide each MTF with referral information concerning any MTF enrollee within 24 hours of a referral. The Contractor will not be required to track individual consultation reports. The referral information provided, and the methods of communicating the information, will be addressed in the MTF/MCSC MOU.

MEDICAL MANAGEMENT

MM.1. The Contractor shall ensure that care it provides, including mental health care, is medically necessary and appropriate and complies with the TRICARE benefits contained in 32 CFR 199.4 and 199.5. The Contractor shall use its best practices in managing, reviewing and authorizing health care services, and shall comply with the provisions of 32 CFR 199.4, 32 CFR 199.5 and the TRICARE Policy Manual when reviewing and approving medical care and establishing medical management programs to carry out this activity to the extent authorized by law.

MM.2. The Contractor shall be considered a multi-function Peer Review Organization (PRO) under this contract and shall follow all standards, rules, and procedures as defined in 32 CFR 199.15. The Contractor, using its authority as a PRO, shall apply its own utilization management practices to inpatient care received by MTF enrollees in a civilian setting consistent with MTF referral instructions. The Contractor shall fax a copy (or by other electronic means addressed in each MTF MOU) of these utilization management decisions to the MTF Commander the day the decision is made.

MM.3. The Contractor shall comply with the Clinical Quality Management requirements of the TRICARE Operations Manual, Chapter 7.

MM.4. The Contractor shall operate a medical management program for all MHS eligible beneficiaries receiving care in the civilian sector that achieves the objectives of this contract. The Contractor’s medical management program must fully support the services available within the MTF.

MM.4.1. The Contractor shall operate case management programs designed to manage the health care of individuals with high-cost conditions or with specific diseases for which evidenced based clinical management programs exist. These programs shall be available to TRICARE eligible beneficiaries authorized to receive reimbursement for civilian health care per 32 CFR 199 and active duty personnel whose care occurs or is projected to occur in whole or in part in the civilian sector. These programs shall exclude Medicare dual eligible beneficiaries. When care occurs outside an MTF, the Contractor is responsible for coordinating the care with the MTF clinical staff as well as the civilian providers. The Contractor shall propose medical management programs and patient selection criteria for review and concurrence of the Contracting Officer prior to implementation and annually thereafter.

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HT9402-11-C-0003	Page 30 of 103

MM.4.1.2. The Contractor shall maintain open communication with the DoD dental Contractors in discussions to improve disease surveillance, disease management and appropriate patient education and research.

MM.4.2. The Contractor shall operate a Disease Management Program. Disease management conditions will be Asthma, Congestive Heart Failure (CHF), Diabetes, Chronic Obstructive Pulmonary Disease (COPD), Cancer Screening, Depression and Anxiety Disorder. The Government will identify the population, and risk-stratify beneficiaries for inclusion in the Contractor’s Disease Management Program. The Contractor shall make telephone contact and conduct a baseline assessment with at least 50% of the beneficiaries enrolled in the program for each disease condition at all risk levels within 12 months of identification by the Government. The Contractor shall submit a Disease Management Program Plan, required under Section F.5.1.7, which demonstrates implementation of the disease management intervention(s) that use the VA/DoD clinical practice guidelines, when available. The Contractor’s Disease Management Programs shall meet national accreditation standards for disease management and chronic care management within 18 months of the start of healthcare delivery. The Contractor’s plan shall include program information that will be provided to the Government, which when combined with other Government generated data will allow for effective evaluation of the Disease Management Program in accordance with the Government provided disease management outcome metrics. In order for the Government to be able to evaluate the Contractor’s Disease Management Program, the Contractor shall include a Disease Management Program Plan for accounting and reporting on the cost and performance of all disease management programs, plus provide the specific guidelines and protocols they will utilize. The plan and cost estimate are subject to review and concurrence by the Contracting Officer prior to implementation and annually thereafter. The parties agree the fee as stated in the Disease Management CLINs will not change if the Government changes the diseases or stratification.

MM.5. In cooperation with the MTF, the Contractor shall, during normal business hours, in accordance with the MCSC/MTF MOU, coordinate the care and transfer of stabilized patients who require a transfer from one location to another. This function shall include coordination with the primary clinician at the losing and gaining sites, the patient’s family, arranging medically appropriate patient transport, ensuring all necessary supplies are available during the transport and at the receiving location, arranging for and ensuring the presence of all necessary medical equipment during transport and at the receiving location, and identifying and ensuring the availability of necessary resources to accomplish the transfer. Transfers may occur as a result of medical, social, or financial reasons and include moves of non-institutionalized and institutionalized patients. Transportation will be coordinated using Government resources when appropriate and available.

ENROLLMENT

E.1. The Contractor shall perform all enrollments, re-enrollments, disenrollments, transfer enrollments, correct enrollment discrepancies, and assign or change the PCM in accordance with the provisions of the TRICARE Operations Manual, the TRICARE Policy Manual, and the TRICARE Systems Manual. The Contractor shall accomplish primary care manager by name assignment in accordance with the TRICARE Systems Manual. For beneficiaries returning from or transferring to OCONUS, the Contractor shall follow the requirements of the TRICARE Operations Manual.

E.2. Beneficiaries residing within the travel time access standard for primary care from the MTF and required to enroll in TRICARE Prime or choosing to do so shall be enrolled to the MTF, according to the MTF Commander’s enrollment priorities and guidelines as stated in the Memorandum of Understanding, on a first come, first served basis, until the enrollment capacity established by the MTF Commander is reached. The Contractor shall ensure that MTF capacity, as determined by the MTF Commander, is reached before beneficiaries may be enrolled to the Contractor’s network.

E.3. A beneficiary enrolled in Prime to a civilian PCM prior to the beginning of Option Period I and residing outside of PSAs under this contract may enroll to a PSA PCM at the beginning of Option Period 1, provided the beneficiary resides less than 100 miles from an available network primary care manager in the PSA, submits a new request for enrollment and waives both primary and specialty care travel time standards. Beneficiaries enrolled in Prime to a civilian PCM prior to the beginning of Option Period 1 who reside outside of PSAs under this contract and are 100 miles or more from an available PCM in the PSA network shall not be permitted to continue their enrollment.

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E.4. The Contractor shall grant a request for a new enrollment to the network from a beneficiary residing outside a PSA provided there is sufficient unused network capability and capacity to accommodate the enrollment, the PSA network primary care manager to be assigned is located less than 100 miles from the beneficiary’s residence, and the beneficiary waives both primary and specialty care travel time standards.

E.5. The MTF Commander may grant exceptions to the requirement to enroll all beneficiaries to the MTF prior to enrollment to the Contractor’s network. Such instances should be rare and should be based on valid clinical capability to meet the individual health care needs of the patient.

E.6. The Contractor shall provide commercial payment methods for Prime enrollment fees that best meet the needs of beneficiaries, while conforming to TRICARE policy requirements. The Contractor shall accept payment of fees by payroll allotment from the member’s retired military pay, electronic funds transfer (EFT) from a financial institution or credit card. The only instance where a check may be used to pay enrollment fees is for the initial payment, unless administrative issues arise in the processing of an automated method, in which case the Contractor may, at their discretion, accept payment by check in order to preserve the beneficiary’s prime enrollment status. Emphasis should be placed on allotments or EFT to the fullest extent possible to minimize beneficiary risk of involuntary disenrollment due to non-payment. The Contractor shall not require beneficiaries to pay an administrative fee of any kind for use of a particular payment option offered by the Contractor, but may assess the account holder a charge of up to $20.00 in the event there are insufficient funds to process an enrollment fee payment. The Contractor shall accept payment of enrollment fees on a monthly, quarterly, or annual basis. The Contractor shall provide beneficiaries with written notice of a payment due and when beneficiaries are delinquent in accordance with the TRICARE Operations Manual.

E.7. The Contractor shall ensure that enrollment during transition phase-in and transfers of enrollment, i.e., portability, as described in the TRICARE Operations Manual are accomplished in a way that ensures uninterrupted coverage for the TRICARE Prime enrollee. During transition, the incoming Contractor shall enroll all TRICARE Prime beneficiaries to their assigned PCM, and maintain the beneficiary’s enrollment periods from the preceding Contractor. If a beneficiary’s civilian PCM remains in the Contractor’s network, the beneficiary may retain their PCM. If the beneficiary must change PCMs, all enrollments shall be to the MTF for enrollees residing within drive time standards until MTF capacity is reached, as determined by the MTF Commander.

CUSTOMER SERVICE

CS.1. The Contractor shall provide comprehensive, readily accessible customer services that includes multiple, contemporary avenues of access (for example, e-mail, World Wide Web, telephone, and facsimile) for the MRS beneficiary. Customer services shall be delivered in a manner that achieves the objectives of this contract without charge to beneficiaries or providers.

CS.2. The Contractor shall meet with and establish a MOU with TMA Communications and Customer Service Directorate (C&CS) in accordance with the TRICARE Operations Manual, Chapter 11. The MOU shall address all interface requirements necessary to effectively administer the program. The Contractor shall partner and collaborate with C&CS on the identification and development of education materials required to support the accomplishment of the Education Plan submitted in accordance with Section F.

CS.2.1. The Contractor shall use the Government’s national suite of TRICARE educational materials pertaining to specific aspects of the TRICARE benefit and programs. The Contractor shall use the Government’s mandatory formats to ensure the one look and feel of all regional educational material. The Contractor will produce regional provider education material in accordance with the TRICARE Operations Manual, Chapter 11 that must be reviewed by the TRO and concurred with by the Contracting Officer.

CS.3. The Contractor shall use best commercial practices and technology that meet the needs of the MRS beneficiary in establishing a customer service presence in accordance with TRICARE Operations Manual, Chapter 11, for all MHS eligible beneficiaries at each MTF in Attachment J-3, Mandatory TSC Locations, either within the MTF or on the

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base. These sites shall be named TRICARE Service Centers (TSCs) regardless of the extent of services offered. Attachment J-3 describes any space that an MTF has available to the Contractor. Where the space is insufficient to support all TSC activities, the Contractor shall establish those customer service activities not available on site in a manner that is convenient to beneficiaries and provides the highest service levels. The Contractor shall maintain a sufficient supply of TRICARE education materials at each TSC to adequately support information requests. The Contractor shall request educational information on the VA and CHAMPVA through the VA Health Administration Center in sufficient quantities to support TSC operations. [The Contractor shall furnish the VA Health Administration Center (P.O. Box 65024, Denver, CO 80206-9024) its central address for delivery of these materials.] The Contractor shall provide TSC services during periods when access to the TSC physical space is limited or terminated as a result of weather, war, security, or MTF /Installation Commander’s decision.

CS.3.1. The Contractor shall deploy mobile Service Assist Team (SATs) necessary to perform customer service functions to disaster areas, Active Component and Reserve Component troop mobilization areas, BRAC areas, or to any area deemed necessary and requested by the Regional Director (RD). A task order will be issued by the Contracting Officer defining the requirement for each SAT. SATs shall be deployed on an as needed basis for a finite period of time as defined in the task order. Within seven calendar days notice, the Contractor shall deploy one or more teams. Service Assist Teams shall provide services similar to those offered at a TRICARE Service Center and, at a minimum, will provide assistance with beneficiary enrollment, assistance with access to and referral for care, and providing TRICARE program information.

CS.4. The Contractor shall provide customer service support equal to forty person-hours per month for each MTF listed in Attachment J- I, Government Required MTF PRIME Service Areas, to be used at the discretion of and for the purpose specified by each MTF Commander. Examples of possible uses of this time include in-processing briefings/enrollments, TRICARE briefings, and specialty briefings on specific components of TRICARE or focused to a specific subset of TRICARE beneficiaries. This is in addition to the requirements for briefings and attendance at meetings specified in the TRICARE Operations Manual, Chapter I I. The Contractor shall provide customer service support equal to forty person-hours per month to be used at the discretion of and for the purpose specified by the Regional Director. The forty person-hours for each MTF Commander and each Regional Director may be used at various locations and outside normal business hours. Unused hours from one month will not be carried over to subsequent months.

CS.5. The Contractor shall provide assistance in accessing information about other Department of Defense programs and applicable community/state/federal health care and related resources for all MRS eligible beneficiaries who require benefits and services beyond TRICARE. The Contractor shall maintain Resource Guides that describe DoD programs and applicable community, state and federal health care which shall be available to TSC personnel to provide to beneficiaries. These resource guides will be updated quarterly.

CS.6. The Contractor shall perform all customer service functions with knowledgeable, courteous, responsive staff that results in highly satisfied beneficiaries.

CLAIMS PROCESSING

CP.1. The Contractor shall establish, maintain, and monitor an automated information system to ensure claims are processed in an accurate and timely manner, and meet the functional system requirements as set forth in the TRICARE Operations Manual and the TRICARE Systems Manual. The claims processing system shall be a single data base and be HIPAA compliant.

CP.2. The Contractor shall ensure that TRICARE claims (including adjustments) are timely and accurately adjudicated for all care provided to beneficiaries in accordance with the timeliness and quality standards of the TRICARE Operations Manual, Chapter I, Section 3.

CP.3. The Contractor shall, as one means of electronic claims submission, establish and operate a system for two way, real time interactive Internet Based Claims Processing (IBCP) by providing web based connectivity to the claims/encounter processing system for both institutional and non-institutional claims processing. This IBCP system shall provide immediate eligibility verification by connectivity to Defense Enrollment Eligibility Reporting System (DEERS) and provide current deductible, Catastrophic Cap, and cost share/co-payment information to the

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provider online by connectivity to the DEERS catastrophic loss protection function and connectivity to the authorization system. The IBCP system shall comply with Department of Defense Information Assurance Certification and Accreditation Process (DIACAP) and encryption requirements. At no additional cost to the Government, the Contractor shall regularly update the IBCP system to utilize newer encryption security protocols. The IBCP must be available for benchmark testing (see the TOM, Chapter I, Section 7).

CP.4. The following percentage of all claims shall be submitted electronically after the specified percentage of claims has been excluded. For the South Region ***** of paper claims will be excluded each option period from the total number of paper claims processed.

ELECTRONIC CLAIMS PROCESSING STANDARDS

Option Period	South
1	*****
2	*****
3	*****
4	*****
5	*****

CP.5. The Contractor’s claims processing system shall interface with and accurately determine eligibility and enrollment status based on the DEERS in accordance with the TRICARE Systems Manual.

CP.6. The Contractor’s claims processing system shall accurately process claims in accordance with the TRICARE benefit policy as delineated in 32 CFR Part 199.4 and 199.5, the TRICARE Policy Manual, and TRICARE Reimbursement Manual. The Contractor’s claims processing system shall correctly apply deductible, copay/coinsurance, cost shares, catastrophic cap, authorization requirements, and point-of-service provisions in accordance with the TRICARE benefit policy as delineated in 32 CFR Part 199.4 and 199.5, 199.17 and 199.18, the TRICARE Policy Manual, and TRICARE Reimbursement Manual. The Contractor’s claims processing system shall accurately coordinate benefits with other health insurances to which the beneficiary is entitled as required by 32 CFR 199.8, the TRICARE Policy Manual, and TRICARE Reimbursement Manual.

CP.7. Claims requiring additional information shall be returned or developed for the missing information. The Contractor shall ensure that all required information is requested with the initial return or development action and that no claim is returned/developed for information that could have been obtained internally or from DEERS. The Contractor shall ensure that an adequate audit trail is maintained for all returned or denied claims.

CP.8. The Contractor shall ensure non-network/non-participating claims received more than 12 months after the date of service are denied unless the requirements contained in 32 CFR 199.7 are met. Timely filing requirements for network providers shall be governed by the network provider agreement, but shall not exceed 12 months from date of service (or discharge).

CP.9. The South Region Contractor shall manage enrollments, collect premiums, accurately identify and adjudicate claims and perform all requirements involving Continued Health Care Benefit Program according to the TRICARE Policy Manual.

CP.10. The Contractor shall accurately reimburse network and non-network provider claims in accordance with applicable statutory (United States Code, Chapter 55, Title 10) and regulatory provisions (32 CFR 199.14) and with the TRICARE Policy Manual and TRICARE Reimbursement Manual. The Contractor will reimburse network providers in accordance with the payment provisions contained in the provider agreement/contract. The Contractor’s reimbursement to network providers shall not exceed the amount which would have been reimbursed using the TRICARE payment methodologies and limits contained in 32 CFR 199.14, the TRICARE Policy Manual, and TRICARE Reimbursement Manual.

CP.11. The Contractor shall provide an Explanation of Benefits (EOB) to each beneficiary and provider as described in the TRICARE Operations Manual, Chapter 8. The EOB must clearly describe the action taken on the claim or

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on the deductible and catastrophic cap status following processing and sufficient information to allow a beneficiary to file a claim with a supplemental insurance carrier. HIPAA-compliant electronic remittance advices shall be returned to providers who submit claims via HIPAA-compliant standard electronic transactions.

CP.12. The Contractor shall accurately capture and report TRICARE Encounter Data (TED) related to claims adjudication in accordance with the provisions of the TRICARE Systems Manual and shall ensure the standards contained in this contract are achieved according to the TRICARE Operations Manual. All TED records shall comply with the information management requirements of this contract and shall be reported in compliance with the standards in the TRICARE Operations Manual.

CP.12.1. The Contractor shall submit information on all providers authorized by the Contractor, to the TRICARE Management Activity centralized TRICARE Encounter Provider Record system in accordance with the provisions of the TRICARE Systems Manual.

CP.13. The Contractor shall furnish to any TMA designated site(s) and all Health Benefits Advisors, Beneficiary Counseling and Assistance Coordinators, and Debt Collection Assistance Officers located in each region (approximately 1,000 accounts per region) with read only access to claims data. The Contractor shall provide training and ongoing customer support for this access.

CP.14. The Contractor shall process claims for pharmaceuticals to beneficiaries in a health care setting where the pharmaceuticals are not obtained from a retail pharmacy. Pharmaceuticals obtained by a beneficiary from a retail pharmacy, the TRICARE Mail Order Pharmacy, or from specialized pharmacies as a component of the consolidated retail pharmacy benefit are not the responsibility of the Contractor. See TRICARE Operations Manual, Chapter 8, Section 2, for additional claims jurisdiction information.

MANAGEMENT

MGT.1. The Contractor shall establish and maintain experienced and qualified key personnel and sufficient staffing and management support to meet the requirements of this contract.

MGT.2. The Contractor shall establish and continuously operate an internal quality management/quality improvement program covering every aspect of the Contractor’s operation, both clinically and administratively. The Contractor shall provide a quarterly briefing in person or via video teleconference to the COR and TMA staff on the Contractor’s ongoing internal quality improvement program. The Contractor shall also comply with the vulnerability assessment requirements of the TRICARE Operations Manual, Chapter 1.

MGT.3. The Contractor shall ensure that all network providers, TRICARE-authorized providers and their support staffs in the region gain a sufficient understanding of applicable TRICARE program requirements, policies, and procedures to allow them to carry out the requirements of this contract in an efficient and effective manner which promotes beneficiary satisfaction. The Contractor shall have the responsibility for delivering necessary information to network providers in their region. The Contractor shall determine the requirements for printed products for network providers and will develop and deliver these products upon review by the TRO and concurrence of Contracting Officer. The information in these products will be determined by the Contractor based on their understanding of the needs of their providers in their region. The Government may measure provider satisfaction with Contractor provided information by conducting random satisfaction surveys of select network providers in accordance with TRICARE Operations Manual, Chapter II. The Contractor shall use the “one look and feel” format provided by the Government and shall submit all educational material to the Contracting Officer for review and concurrence prior to printing and provider distribution.

MGT.4. The Contractor shall collaborate with the Regional Director and MTF Commanders to ensure the most efficient mix of health care delivery between the direct care system and the Contractor’s network within their region. Collaboration includes, but is not limited to, right of first refusal for referrals for all or designated specialty care, including ancillary services and coordinated preventive health care. The Memorandum of Understanding (drafted by the Contractor) between each Regional Director, MTF Commander, and the Contractor shall be in writing and must be approved by the Contracting Officer. The Contractor shall initiate discussions related to and prepare the MOU. (See the TRICARE Operations Manual, Chapter 15).

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MGT.5. The Contractor shall ensure that all Contractor personnel working in DoD MTFs meet the MTF-specific requirements of the facility in which they will be working and comply with all local Employee Health Program (EHP) and Federal Occupational Safety and Health Act (OSHA) Blood Borne Pathogens (BBP) Program requirements. This includes any MTF required training for Contractor personnel.

MGT.6. The Contractor shall develop and implement, in conjunction with each MTF and the Regional Director, a contingency program designed to ensure that health care services are continuously available to TRICARE eligible beneficiaries as the MTFs respond to war, operations other than war, deployments, training, contingencies, special operations, and natural disasters. The draft contingency program plan shall be provided to the Government for approval 120 days prior to the start of health care delivery and the documented contingency program shall be provided to the Government 60 days prior to the start of health care delivery and updated annually thereafter.

MGT.6.1. The Contractor shall implement the contingency program at any and all affected locations within forty-eight (48) hours of being notified by the Contracting Officer or Regional Director that a contingency exists.

MGT.6.2. The Contractor shall participate in each MTF’s Installation Level Contingency Exercise twice each calendar year. The purpose of the exercise is to test the contingency program under a variety of situations and to provide information from which the Contractor’s contingency program shall be updated. The Contractor shall also participate in Regionally Coordinated Table Top Contingency Exercises twice each year.

MGT.7. The Contractor shall participate, in person, in round table meetings/summits with the Government, all other Managed Care Support Contractors, and any other participants that the Government determines are necessary twice each calendar year. The round table meetings/summits requires high level managerial participation from the Contractors (CEOs, Medical Directors, Operations) and participation, in person, by the Contractor’s technical and cost experts as determined by the agenda. The round table meetings/summit participants are tasked with reviewing current policies and procedures to determine where proven best practices from the participants’ Government and private sector operations can be implemented in the administration of TRICARE to continue TRICARE’s leading role as a world-class health care delivery system.

MGT.8. The Contractor shall locate a senior executive with the authority to obligate the Contractor’s resources within the scope of this contract within a fifteen-minute drive of the TRICARE Regional Office.

MGT.9. The Contractor shall implement processes and procedures that ensure full compliance with the President’s Advisory Commission on Consumer Protection and Quality in the Health Care Industry’s Consumer Bill of Rights and Responsibilities. (See http://www.hcqualitycommission.gov/.)

MGT.10. At midnight Pacific Time on the last day of health care delivery under this contract, the Contractor shall assign its rights to the telephone number serving the region to the incoming MCS Contractor.

MGT11. The Contractor shall encourage all acute-care medical/surgical hospitals in the Contractor’s provider networks to become members of the National Disaster Medical System (NDMS).

MGT.12. The Contractor shall provide to authorized Government personnel (as determined by the Contracting Officer) access to ALL data at the beneficiary, non-institutional and institutional level, with immediate access to the Contractor’s full set of data associated with TRICARE. Minimum access shall include two authorizations at each MTF, two authorizations at each Multi-Service Market Office, two authorizations at each Surgeon General’s Office, two authorizations at the Regional Director’s Office, two authorizations at Health Affairs, two authorizations at TMA-Northern Virginia, two authorizations at TMA-Aurora, and authorization for each on-site Government representative. The Contractor shall make available an additional 15 authorizations to be assigned at the discretion of the Government. The Contractor shall provide training and ongoing customer support for this access. The data shall include, at a minimum, data concerning the provider network, referrals, authorizations, claims processing, program administration, beneficiary satisfaction and services, and incurred cost data. All data must be current, accurate, complete and accessible immediately. Complete information includes all data pertaining to the execution of Prime, Extra and Standard benefits both inside and outside Prime service areas. Ad hoc reports must satisfy the user’s requirement within the time frames agreed upon by the Government and the Contractor. Search capabilities

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must be built into systems and must be user friendly. Web based training is acceptable; however it must be updated as system changes occur and must be on-going. The data shall be, at a minimum, available for queries on a Regional, MTF Prime Service Area, and standard geographic area (State, County, and Zip Code) basis. The data access interface will be mutually agreed upon by the TRO and MCS Contractor and available by start of health care delivery.

MGT.13. The Contractor shall provide information management and information technology support as needed to accomplish the stated functional and operational requirement of the TRICARE program and in accordance with the TRICARE Systems Manual and the MHS Enterprise Architecture (See http://www.ha.osd.mil/mhscio/ea_reference _docs.htm).

MGT.14. The Contractor shall enter into a Data Use Agreement (DUA) for data obtained from DoD Systems and applications and comply with DoD 6025.l8-R, DoD Health Information Privacy Regulation, HIPAA Privacy Rule, and DoD 5400.ll-R DoD Privacy Program, by submitting a DUA to the Privacy Office annually or until its contract is no longer in effect, as required in the TRICARE Systems Manual and TRICARE Operations Manual.

MGT.15. The Contractor shall ensure its subcontractors and/or their agents who require the use of or access to individually identifiable information or protected health information under the provisions of this contract comply with DoD regulations and the TRICARE Systems Manual.

MGT.16. Personnel Security. The Contractor shall coordinate with the Government to ensure compliance with the Personnel Security Program of DoD 5200.2-R and the TRICARE Systems Manual, Chapter I. The Contractor shall initiate and document all activities necessary to ensure compliance with the Personnel Security Program of DoD 5200.2-R and the TRICARE Systems Manual, Chapter I. The Contractor shall also ensure all personnel, to include subcontractors and/or their agents, comply with all system access requirements including initial and refresher training at intervals designated by the Government.

MGT.16.1. System Security. The Contractor shall acquire, develop and maintain the DoD Information Assurance Certification and Accreditation Process (DIACAP) documentation to ensure both initial and continued DIACAP Certification and Accreditation (C&A) for all Contractor/subcontractor systems/networks processing or accessing Government sensitive information (SI) as required by TSM, Chapter 1. The Contractor shall cooperate with and assist the Government’s (MHS) DIACAP C&A Team during all phases of the C&A process by providing documentation in accordance with the MHS DIACAP C&A team schedule. The Contractor shall also put in place processes that meet the requirements of the TSM, Chapter 1 to ensure at least a Mission Assurance Category III (MAC III) Sensitive level of security protection for systems/networks that process MHS SI under this contract. DIACAP certification generally takes 6 to 9 months to achieve and the Contractor shall plan the certification activity that results, at a minimum, in an Interim Authority To Operate (IATO) prior to accessing DoD data or interconnectivity with the Government systems and testing. (See DoD 8500.2 (Information Assurance Implementation) and DoD 8510.01.)

MGT.16.2. The Contractor shall comply with DoD Information Assurance (DoD Directive 8500.1), MAC III, Sensitive Requirements found in DoD Information Assurance Implementation (DoD Instruction 8500.2), Privacy Act Program Requirements (DoD 5400.11), Personnel Security Program (DoD 5200.2-R) and the MHS AIS Security Policy Manual. The Contractor shall also comply with OMB M-06-l6, Protection of Sensitive Agency Information. The Contractor shall comply with DoD Minimum Security Requirements as outlined in the TSM, Chapter 1.

MGT.16.3. The Contractor shall comply with the Health Insurance Portability and Accountability Act of 1996 (HIPAA) requirements, specifically the administrative simplification provisions of the law and the associated rules and regulations published by the Secretary, Health and Human Services (HHS), the DoD Health Information Privacy Regulation (DoD 6025.18- R) the Health Insurance Portability and Accountability Act Security Compliance Memorandum (Health Affairs Policy 06-010), the Security Standards for the Protection of Electronic Protected Health Information and the requirements in the TOM, Chapter 19, and the TSM, Chapter 1.

MGT.16.4. The Contractor shall ensure that all electronic transactions comply with HIPAA rules and regulations and TMA requirements in the TSM, Chapter 1 and the TOM, Chapter 19.

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MGT.16.5. Pursuant to FAR Part 24 the requirements of the Privacy Act (5 U.S.C. 552a) and the Department of Defense Privacy Program (DoD 5400.11-R) are applicable to this contract and the systems of records operated and maintained by the Contractor on behalf of the TMA. These systems of records are found at 65 Federal Register 30966 (Health Benefits Authorization Files, Medical/Dental Care and Claims Inquiry Files, Medical/Dental Claim History Files), 60 Federal Register 43775 (USTF Managed Care System), 69 Federal Register 50171 and 71 Federal Register 16127 (Military Health Information System), and 64 Federal Register 22837 (Health Affairs Survey Data Base). The records systems operated and maintained by the Contractor are records systems operated and maintained by a DoD Component (TMA). (See TOM, Chapter 1, Section 5, Chapter 2, Section 1, and Chapter 2, Section 2).

MGT.17. The Contractor may enter into Clinical Support Agreements (CSAs) in order to optimize the MTF (reference the TOM, Chapter 15, Section 3). The Contracting Officer will incorporate CSAs by modification to the contract.

MGT.18. The MCSC and the TRICARE Pharmacy Contractor shall establish a Memorandum of Understanding (MOU) for the purpose of addressing necessary cooperation, exchange of information, and points of contact for such things as pharmacy utilization data, program integrity issues, case management (including coordination of care for patients who are enrolled in specialty pharmacy services), third-party liability, and claims jurisdiction issues. The MOU will specifically address the frequency and format of pharmacy utilization data which will be provided to the MSCS by the TRICARE Pharmacy Contractor.

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Section D—Packaging and Marking

D.1. PACKAGING

Preservation, packaging, and packing for shipment or mailing of all work delivered hereunder, by other than electronic means, shall be in accordance with good commercial practice and adequate to insure acceptance by common carrier and safe transportation at the most economical rate(s). The Contractor shall not utilize certified or registered mail or private parcel delivery service for the distribution of reports under this contract without the advance approval of the Contracting Officer. CD-ROMs (or other electronic media) shall be packed in labeled cartons in accordance with the best commercial practices that meet the packing requirements of the carrier and ensure safe delivery at the destination.

D.2. MARKING

Each package, report or other deliverable shall be accompanied by a letter or other document which:

D.2.1. Identifies the contract by number under which the item is being delivered.

D.2.2. Identifies the deliverable Item Number or Report Requirement which requires the delivered item(s).

D.2.3. Indicates whether the Contractor considers the delivered item to be a partial or full satisfaction of the requirement.

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Section E—Inspection and Acceptance

E.1 52.246-4 Inspection of Services—Fixed-Price. (AUG 1996)

E.2 52.246-5 Inspection of Services—Cost-Reimbursement. (APR 1984)

E.3 52.246-6 Inspection—Time-and-Material and Labor-Hour. (MAY 2001)

E.4 252.246-7000 Material Inspection and Receiving Report. (MAR 2008)

E.5. INSPECTION LOCATIONS

Inspections may be conducted electronically or by physical inspection. Inspections will be performed at the TRICARE Management Activity (TMA), the Contractor’s and/or subcontractor’s facilities, or any other locations at which work is performed. Inspection of services provided hereunder will be accomplished by the Contracting Officer or his/her designee(s).

E.6. ACCEPTANCE

E.6.1. Claim Processing (paper & Electronic): The Contractor shall submit a TED record for each health care claim processed. The inspection process of claims processing services will begin at the TEDs batch header level by the TMA TED system through the individual TED record level. Acceptance will be accomplished by individual TED record. Payment of the claims processing fees for a TED record demonstrates formal acceptance.

E.6.2. Transition-In and Transition-Out: The Contractor shall submit one DD250, Material Inspection and Receiving Report after accomplishing the required Transition-In and Transition-Out requirements, respectively. The DD250 shall be sent to the Contracting Officer’s Representative with a copy provided to the Contracting Officer.

E.6.3. Formal acceptance or rejection of all other services provided under the terms and conditions of this contract will be accomplished by the Contracting Officer or Contracting Officer’s Representative on an annual basis after each option period using a DD250, Material Inspection and Receiving Report. The Contractor shall submit a DD250 after accomplishing all required services in each respective option period. The DD250s shall be sent to the Contracting Officer’s Representative with copies provided to the Contracting Officer.

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Section F—Deliveries or Performance

F.1 52.242-15 Stop-Work Order. (AUG 1989)

F.2 52.242-15 Stop-Work Order. (AUG 1989)—Alternate I (APR 1984)

F.3. PERIOD OF PERFORMANCE

F.3.1. Base Period is approximately 10 calendar months /Tom the start of work to the start of health care delivery. The Contractor shall begin transition-in activities and complete specific activities by the timelines specified in the TRICARE Operations Manual (TOM) Chapter 1, Section 7. All transition-in activities shall be completed by the date specified in the Contractor’s Start-Up/Transition Plan.

F.3.2.	Option Periods 1 through 5, if exercised are as follows:

  Option Period 1: April 1, 2012 to March 31, 2013

  Transition-Out Option (if applicable)

  Option Period 2: April 1, 2013 to March 31, 2014

  Transition-Out Option (if applicable)

  Option Period 3: April 1,2014 to March 31, 2015

  Transition-Out Option (if applicable)

  Option Period 4: April 1,2015 to March 31,2016

  Transition-Out Option (if applicable)

  Option Period 5: April 1, 2016 to March 31, 2017

  Transition-Out Option (if applicable)

F.3.3. The option periods identified herein are hereby defined as the period in which health care is delivered to TRICARE beneficiaries. The start of health care delivery is the first day of Option Period I. In order to meet the requirements of the contract for health care delivered for a given period, the Contractor will be performing incidental administrative tasks associated with the given health care delivery period beyond that period.

F.3.4. The transition-out period may be exercised during anyone of the health care delivery periods specified above. The Contractor will begin transition-out activities upon transition-out option exercise and complete the timelines as specified in TOM Chapter I, Section 7. All transition-out activities shall be accomplished no later than 270 days after the start of health care delivery for the incoming Contractor(s).

F.4. GEOGRAPHIC AREA OF COVERAGE

F.4.1. RESERVED.

F.4.2. South Contract: The contract shall be referred to as the South Region Contract. It will require development, implementation and operation of a health care delivery and support system for TRICARE and other MHS beneficiaries residing in the states of Alabama, Arkansas, Florida, Georgia, Kentucky (the Fort Campbell area only, see F.4.4.2.), Louisiana, Mississippi, Oklahoma, South Carolina, Tennessee, and Texas (excluding areas of Western Texas, see F.4.4.4.). These geographic areas are hereinafter referred to as the South Region Contract. The South Region Contractor shall be responsible for administering and complying with all Continued Health Care Benefit Program (CHCBP) requirements in all geographic areas.

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F.4.3. RESERVED.

F.4.4. For the states identified above that cross regional boundaries, the following zip codes define which portion of the state belongs to which region.

F.4.4.1. RESERVED.

F.4.4.2. The state of Kentucky is in the North Region except for the following zip codes (Ft. Campbell area) which are in the South Region:

42020	42076	42223	42274	42332	42413
42025	42134	42232	42276	42337	42431
42029	42135	42234	42280	42339	4236
42036	42170	42236	42283	42344	42440
42038	42202	42240	42286	42345	42441
42040	42204	42241	42320	42350	42442
42044	42206	42254	42321	42354	42445
42045	42211	42256	42323	42367	42450
42048	42215	42261	42324	42369	42453
42049	42216	42262	42325	42372	42464
42054	42217	42265	42326	42408
42055	42220	42266	42328	42410
42071	422221	42273	42330	42411

F.4.4.3. RESERVED.

F.4.4.4. The state of Texas is in the South Region except for the following zip codes (western portions of the state) which are in the West Region:

79009	79855	79931	79978	88531	88562
79035	79901	79932	79980	88532	88563
79053	79902	79934	79990	88533	88565
79325	79903	79935	79995	88534	88566
79344	79904	79936	79996	88535	88567
79347	79905	79937	79997	88536	88568
79718	79906	79938	79998	88538	88569
79767	79907	79940	79999	88539	88570
79754	79908	79941	88510	88540	88571
79770	79910	79942	88511	88541	88571
79772	79911	79943	88512	88542	88573
79780	79912	79944	88513	88543	88574
79785	79913	79945	88514	88544	88575
79786	79914	79946	88515	88545	88576
79821	79915	79947	88516	88546	88577
79835	79916	79948	88517	88547	88578
79836	79917	79949	88518	88548	88579
79837	79918	79950	88519	88549	88580
79838	79920	79951	88520	88550	88581
79839	79922	79952	88521	88553	88582

***** Includes confidential material omitted and filed separately with the Commission.

HT9402-11-C-0003	Page 42 of 103

79843	79923	79953	88523	88554	88583
79845	79924	79954	88524	88555	88584
79846	79925	79955	88525	88556	88585
79847	79926	79958	88526	88557	88586
79849	79927	79960	88527	88558	88587
79851	79928	79961	88528	88559	88589
79853	79929	79968	88529	88560	88590
79854	79930	79976	88530	88561	88595

F.5. REPORTS AND PLANS

Unless otherwise specified, the Contractor shall electronically submit all Contract Data Requirements List items (CDRL) (contract plans, reports, etc.) in the specified format using Microsoft Office Excel, Word, PDF, or other specified software. If no format is specified, the Contractor may use its own format. Unless otherwise specified, all CDRL items shall be submitted to the Government via the E-commerce Extranet (https://tma-ecomextranet.ha.osd.mil/logon/logon.cfm). (See the TOM, Chapter 14, Section 2, for report submission requirements.)

F.5.1. The Contractor shall provide all reports and plans that are specified in this Section. The Contractor is accountable for assuring that reports contain accurate and complete data. The Contractor shall prepare written procedures describing the source of information as well as the specific steps followed in the collection and preparation of data for each report. All reports must be supported with sufficient documentation and audit trails. The reports shall be titled as listed. The Contractor shall submit a negative report if there is no data to report. Required reports include:

F.5.1.1. Daily Reports

D010	Non-Financially Underwritten Contractor Payment/Check Issue Report
D020	Financially Underwritten Contractor Payment/Check Issue Report

F.5.1.2. Weekly Reports

W010	Claims Aging Report by Status/Location
W020	Incoming Contractor Weekly Status Report
W030	Outgoing Contractor Weekly Status Report
W040	Supplemental Health Care Program (SHCP) Aging Claims Report
W050	Claims Processing Statistics Report
W060	Purchased Care Active Duty Inpatient Census Report

F.5.1.3. Monthly Reports

M010	Toll-Free Telephone Report
M020	Enrollment Plan Implementation Report
M030	TRICARE Quality Monitoring Contract (TQMC) Findings Response Report
M040	Clinical Quality Management (CQM) Monthly Quality Issues Report
M050	Right of First Refusal Referrals Report
M060	Customer Satisfaction Report
M070	Education Presentation Report
M080	Debt Collection Assistance Officer Program Collection Report
M090	Clinical Support Agreement Reports
M100	HIPAA Privacy Disclosure Report
M110	TRICARE Reserve Select (TRS) Premium Activity Report
M120	CHCBP Adjusted Premiums Report (South Contract Region only)
M130	CHCBP Enrollment Report (South Contract Region only)
M140	CHCBP Monthly Enrollee Premium Report (South Contract Region only)
M150	CHCBP Monthly Premiums Summary Report (South Contract Region only)
M160	CHCBP Workload Report (South Contract Region only)
M170	Beneficiary Services Report

***** Includes confidential material omitted and filed separately with the Commission.

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M180 Case Management/Disease Management Report

M190 Cycle Time/Aging Report

M200 Workload Report

M210 Medical Management Report

M220 Network Adequacy Report

M230 Network Inadequacy Report

M240 Non-Financially Underwritten Accounts Receivable Report including Supplemental Reports

M250 Non-Financially Underwritten Bank Account Reconciliation Report

M260 Non-Financially Underwritten Bank Cleared Payment Report

M270 Financially Underwritten Bank Cleared Payment Report

M280 Non-Financially Underwritten Bank Account Statement Report

M290-Autism Services Demonstration Report

M300 TQMC Monthly Validation Report

M301 POA Indicators and HACs Monthly Report

F.5.1.4. Quarterly Reports

QO10 Claims Audit Report

Q020 Retrospective Review Requirements for Other than Diagnostic Related Group (DRG) Validation Report

Q030 Beneficiary Access Assistance Report

Q040 Congressional and Health Benefits Advisor (HBA) Relations Report

Q050 Procedure Code Unbundling Report

Q060 Prepayment Pre-encounter Screens Report

Q070 Fraud and Abuse Summary Report

Q080 Utilization Management Report

Q090 Management of Myelomeningocele Study Report

Q100 Evolving Practices Report

Q110 Network Directory Report

Q120 Appeals Quality Assessment Report

Q130 Grievances Quality Assessment Report

Q140 Written Correspondence Quality Assessment Report

Q150 Telephonic Responses Quality Assessment Report

Q160 Behavioral Health Provider Location and Assistance

Q170 Quarterly Autism Services Demonstration Report

F.5.1.5. Semiannual Reports

S010 DoD Cancer Clinical Trial Report

S020 Semiannual Autism Services Demonstration Report

F.5.1.6. Annual Reports

A010 Clinical Quality Management Report

A020 Third Party Recoveries for Region Fiscal Year Report

A030 Fraud Prevention Savings Report

A050 Mental Health Rates Report

A060 Indirect Medical Education (IDME) Ratios for Children’s Hospitals Report

A070 Listing of High Volume Providers Report

A080 Listing of Prime Service Area (PSA) Zip Codes

C020 Statement on Auditing Standards (SAS) No. 70

F.5.1.7. Annual Plans

P020 Enrollment Plan

P030 Utilization Management Plan

P040 Clinical Quality Management Program (CQMP) Plan

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P050 Education Plan

P060 External Resource Sharing Plan

P090 Contingency Program Plan

P100 Disease Management Program Plan

P110 Internal Quality Management/Improvement (QM/QI) Program Plan

F.5.1.8. As Required Plans/Reports

R010 Start-Up Plan

R011 Network Implementation Plan

R020 Serious Reportable Events

R030 CHCBP Ad Hoc Reports

R040 Accreditation Reports and Documentation

R050 Service Assist Team After Action Report

F.6. CONTRACT PHASE-IN DELIVERABLES

No later than 30 calendar days after contract award, the Contractor shall forward one copy of a Freedom of Information Act (FOIA) releasable contract to the TMA-Aurora FOIA Officer at the following address: TMA, Attention: FOIA Officer, 16401 East CentreTech Parkway, Aurora, CO 80011-9066. The Contractor shall line through all information in the contract which the Contractor considers as not releasable under FOIA. The Contractor will also include a legal analysis which supports the Contractor’s consideration regarding the non-releasable portions of the contract.

The following deliverables are due during the base period of the contract (reference TOM, Chapter 1, Section 7):

F.6.1. The Transition Plan is due no later than 10 calendar days following contract award.

F.6.2. The Revised Transition Plan is due no later than 15 calendar days following the transition interface meetings.

F.6.3. Executed MOUs with all Military Treatment Facility (MTF) Commanders no later than 60 calendar days prior to the start of health care delivery.

F.6.4. Executed MOU with TMA C&CS within 30 days of the C&CS MOU meeting.

F.6.5. Public Notification/Congressional Mailing to TMA for review no later than 90 calendar days prior to the start of health care delivery.

F.6.6. Demonstration of web-based services and applications no later than 15 days prior to the start of health care delivery.

F.6.7. Commencement of benchmark testing no later than 120 days prior to the start of health care delivery.

F.6.8. Benchmark TRICARE Encounter Data (TED) submissions no later than seven days following the last day of the benchmark test.

F.6.9. Demonstration of call center and TSC staff competency no later than 15 days prior to the start of health care delivery.

F.6.10. Claims Processor Data shall be provided, to include the data described in paragraphs F.6.10.2 through F.6.10.4. The Government will make the data available to the external claims audit Contractor.

F.6.10.1. Description of data elements by field position in family history file printout and field definitions for pricing, OHI, authorization, or referral screens.

F.6.10.2. Claim adjudication guidelines used by processors; automated prepayment utilization review screens; automated duplicate screening criteria and manual resolution instructions.

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F.6.10.3. Unique internal procedure codes with narrative and cross-reference to approved TRICARE codes and pricing manuals used in claims processing.

F.6.10.4. Specifications for submission of the provider file, as described in the TRICARE System Manual, Chapter 2, Section 1.2.

F.7. CONTRACT PHASE-OUT DELIVERABLES

The following items shall be provided to the incoming Contractor during the transition-out of the contract.

F.7.1. Transfer electronic file specifications no later than three calendar days following award of a successor contract (reference TOM, Chapter 1, Section 7).

F.7.2. Transfer electronic Automated Data Processing (ADP) files no later than 15 calendar days fol1owing the Outgoing Transition Specifications Meeting (reference TOM, Chapter 1, Section 7).

F.7.3. Weekly shipments of beneficiary history files beginning 120 days prior to the start of health care delivery for the successor contract (reference TOM, Chapter 1, Section 7).

F.7.4. Transfer Case Management and Disease Management Files no later than 60 days prior to the start of health care delivery for the successor contract (reference TOM, Chapter 1, Section 7).

F.7.5. Provide copies of MTF MOUs no later than 30 days following the award of a successor contract (TOM, Chapter 1, Section 7).

F.7.6. Transfer Program Integrity Files no later than 30 calendar days prior to the start of health care delivery for the successor contract (reference TOM, Chapter I, Section 7).

F.7.7. Transfer Provider Certification Files no later than 30 calendar days fol1owing the award of a successor contract (TOM, Chapter 1, Section 7).

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Section G—Contract Administration Data

G.1. 252.204-7006 BILLING INSTRUCTIONS (OCT 2005)

When submitting a request for payment, the Contractor shall—

(a)	Identify the contract line item(s) on the payment request that reasonably reflect contract work performance; and

(b)	Separately identify a payment amount for each contract line item included in the payment request. (End of Clause)

G.2.A. 252.232-7003 ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING

REPORTS (MAR 2008) Applicable to ALL CLLNs (except for Health Care Cost and Claims Processing CLLNs)

As prescribed in 232.7004, use the following clause:

(a) Definitions. As used in this clause—

(1) “Contract financing payment” and “invoice payment” have the meanings given in section 32.001 of the Federal Acquisition Regulation.

(2) “Electronic form” means any automated system that transmits information electronically from the initiating system to all affected systems. Facsimile, e-mail, and scanned documents are not acceptable electronic forms for submission of payment requests. However, scanned documents are acceptable when they are part of a submission of a payment request made using Wide Area WorkFlow (WAWF) or another electronic form authorized by the Contracting Officer.

(3) “Payment request” means any request for contract financing payment or invoice payment submitted by the Contractor under this contract.

(b) Except as provided in paragraph (c) of this clause, the Contractor shall submit payment requests and receiving reports using WAWF, in one of the following electronic formats that WAWF accepts: Electronic Data Interchange, Secure File Transfer Protocol, or World Wide Web input. Information regarding WAWF is available on the Internet at https://wawf.eb.mil/.

(c) The Contractor may submit a payment request and receiving report using other than WAWF only when-

(1) The Contracting Officer authorizes use of another electronic form. With such an authorization, the Contractor and the Contracting Officer shall agree to a plan, which shall include a timeline, specifying when the Contractor will transfer to WAWF;

(2) DoD is unable to receive a payment request or provide acceptance in electronic form;

(3) The Contracting Officer administering the contract for payment has determined, in writing, that electronic submission would be unduly burdensome to the Contractor. In such cases, the Contractor shall include a copy of the Contracting Officer’s determination with each request for payment; or

(4) DoD makes payment for commercial transportation services provided under a Government rate tender or a contract for transportation services using a DoD-approved electronic third party payment system or other exempted vendor payment/invoicing system (e.g., PowerTrack, Transportation Financial Management System, and Cargo and Billing System).

(d) The Contractor shall submit any non-electronic payment requests using the method or methods specified in Section G of the contract.

(e) In addition to the requirements of this clause, the Contractor shall meet the requirements of the appropriate payment clauses in this contract when submitting payment requests.

(End of clause)

G.2.B. 252.232-7003 ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING

REPORTS (DEVIATION) (MARCH 2008) Applicable to Health Care Cost and Claims Processing CLLNs 1001,

1002, 1007, 1008;2001,2002,2007,2008;3001,3002,3007,3008;4001,4002,4007,4008; and 5001, 5002, 5007,

and 5008.

(a) Definitions. As used in this clause—

(I) “Contract financing payment” and “invoice payment” have the meanings given in section 32.001 of the Federal Acquisition Regulation.

(2) “Electronic form” means any automated system that transmits information electronically from the initiating system to all affected systems. Facsimile, e-mail, and scanned documents are not acceptable electronic forms for submission of electronic payment requests. However, scanned documents are acceptable when they are part of a submission of a payment request made using TRICARE Encounter Data System (TEDS).

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HT9402-11-C-0003	Page 47 of 103

(3) “Payment request” means any request for contract financing payment or invoice payment submitted by the Contractor under this contract.

(b) Except as provided in paragraph (c) of this clause, the Contractor shall submit payment requests and receiving reports using TEDS. Information regarding TEDS is available on the Internet at http://manuals.tricare.osd.mil/.

(c) The Contractor may submit a payment request and receiving report using other than TEDS; only when—

(I) The Contracting Officer authorizes use of another electronic form. With such an authorization, the Contractor and the Contracting Officer shall agree to a plan, which shall include a timeline, specifying when the Contractor will transfer to TEDS;

(2) DoD is unable to receive a payment request or provide acceptance in electronic form;

(3) The Contracting Officer administering the contract for payment has determined, in writing, that electronic submission would be unduly burdensome to the Contractor. In such cases, the Contractor shall include a copy of the Contracting Officer’s determination with each request for payment; or

(4) DoD makes payment for commercial transportation services provided under a Government rate tender or a contract for transportation services using a DoD-approved electronic third party payment system or other exempted vendor payment/invoicing system (e.g., PowerTrack, Transportation Financial Management System, and Cargo and Billing System).

(d) The Contractor shall submit any non-electronic payment requests using the method or methods specified in Section G of the contract.

(e) In addition to the requirements of this clause, the Contractor shall meet the requirements of the appropriate payment clauses in this contract when submitting payment requests.

(End of clause)

G.3. CONTRACT ADMINISTRATION

G.3.1. The Procuring Contracting Officer (PCO) is responsible for the administration of this contract and is solely authorized to take action on behalf of the Government. Unless specified otherwise within this contract, the PCO is referred to as the Contracting Officer. The Contacting Officer for this contract is:

Contracting Officer

Department of Defense

TRICARE Management Activity/COD-A

1640 I E. Centretech Parkway

Aurora, CO 80011-9066

G.3.2. Administrative Contracting Officer (ACO):

Defense Contract Management Agency (DCMA) ACO. The Contracting Officer will delegate a limited number of functions listed in FAR 42 to the DCMA ACO. The Contractor will be provided copies of all delegation letters.

Defense Contract Management Agency

DCMA Ohio River Valley, Team ACOB

Federal Office Building

550 Main Street, Suite 10-504

Cincinnati, OH 45202-3252

Telephone: (513) 684-3925

FAX Phone: (513) 684-3991

G.3.3. Defense Contract Audit Agency (DCAA) will provide certain audit functions in support of the Contracting Officer and ACO.

DCAA Indianapolis Branch Office

8899 E. 56th Street, Column 116-AA

Indianapolis, IN 46249-4900

Telephone: (317) 510-10 II

FAX Phone: (317) 510-1012

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or the DCAA office locator at http://apps.dtic.millwobin/WebObjects/DCAAzipcode

G.3.4. Contracting Officer’s Representative (COR):

(SEE Section I, DFARS Clause 252.201.7000 for definition)

South Region Contracting Officer Representative

Department of Defense

TRICARE Management Activity

16401 E. Centretech Parkway

Aurora, CO 80011-9066

G.3.5. Contractor Points of Contact personnel:

The names and addresses of the Contractor’s primary and alternate point of contact (POC) for contract implementation and compliance are as follows:

*****                                                                                                           *****

G.3.6. Paying office:

Department of Defense

TRICARE Management Activity

ATTN: Contract Resource ManagementlCRM

16401 E. Centretech Parkway

Aurora, CO 80011-9066

G.3.6.1. RESERVED.

G.4. RESERVED.

G.5. RESERVED.

G.6. PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS

In accordance with DFARS PGI 204.7108, this subsection provides instructions to the paying office:

G.6.1. Accounting & appropriation citations: When obligated, any multiple accounting and appropriation citations will be identified in Section B as informational subline items.

G.6.2. Each CLIN is a separate contract type. Payments will be applied at the CLIN or SubLine Item (SLIN) level. The paying office will assign payments to the accounting classification citation(s) based on the anticipated work performance under each CLIN as follows:

G.6.2.1. Where there is a single line of accounting under a CLIN, the payment office will make payments with the funds established for that CLIN. If there is more than one line of accounting within a CLIN, the payment office will determine the appropriate line of accounting to use based on period of performance.

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G.7. OTHER INSTRUCTIONS TO PAYING OFFICE

G.7.1. The paying office will follow paying instructions included in any contract modification, including change order definitizations and performance incentive payment modifications.

G.7.2. The due date for making invoice payments to the Contractor is specified in the Prompt Payment clause, FAR 52.232-25, included in this contract (i.e.: 30th day from receipt of proper invoice or acceptance). The Prompt Payment clause with its Alternate I apply to Underwritten Health Care Cost and Disease Management CLlNs. For all line items except for Underwritten Health Care Cost, the paying office will make invoice payments on or before the due date, but not earlier than 7 calendar days prior to the due date. For Underwritten Health Care Cost, the paying office should make invoice payments on the 7th calendar day from receipt or acceptance of a proper invoice/voucher. As specified in Alternate I of the Prompt Payment clause, the payment office will use the due date (30th day after receipt of a proper invoice or acceptance) for computing any late payment interest penalties that may apply. For the Underwritten Health Care Cost and Claims Processing CLlNs processed using TED system, the completion of the batch TRICARE Encounter Data (TED) submission (end date/time) is sent to TMA will be used to determine the date of receipt. In the event that the payment office is informed of an audit or other review of a specific payment request to ensure compliance with the terms and conditions of the contract, or there are disagreements on the payment amounts, the payment office is not compelled to make payment by the above dates.

G.7.3. Revisions to payment instructions may be made as circumstances require. This may be accomplished by correspondence between the contracting office and the paying office.

G.8. PMPM MILITARY HEALTH SYSTEM (MHS) ELIGIBLE BENEFICIARIES

G.8.1. For the purpose of this CLIN, counts of MHS eligible beneficiaries under the PMPM includes all MHS eligible beneficiaries, underwritten and non-underwritten, with the exception of those covered under Uniformed Services Family Health Plan (USFHP). The contract region’s count of MHS eligible beneficiaries under the PMPM CLINs is based on the eligible beneficiary’s address as contained in Defense Enrollment Eligibility Reporting System (DEERS). This includes Prime enrollees who may be enrolled in a different region. The count is taken from the MHS Data Repository (MDR) Point-in-Time Extract (PITE). The MDR PITE is derived monthly from the DEERS PITE, which is a snapshot of the DEERS database reflecting beneficiary status and address at the end of each month.

G.8.2. The Government will unilaterally determine the number of MHS eligible beneficiaries prospectively two times for each option period under each PMPM CLIN (including option period 1), once for the first six month period and once for the seventh through twelfth month. This number will be based on an average of six of the seven previous months of eligible beneficiaries as reported above. Using the number of MHS eligible beneficiaries, the Government will calculate the PMPM quantity for the next bi-annual period as follows: The number of MHS eligible beneficiaries multiplied by the number of months (6) equals the number of member months (the quantity). The number of member months is then multiplied by the fixed unit price equals the extended amount for the period.

G.9. INVOICE AND PAYMENT—NON-TEDS

Non-TEDs invoice and vouchers shall be submitted electronically in accordance with G.2 above. A proper invoice must include the elements identified at FAR 32.905, except for interim payments on the Disease Management CLINs.

G.9.1. Transition-In: The Contractor may invoice for interim payment of 50% of the transition-in price upon the start of health care delivery. The Contractor may submit a final invoice (DO 250) for the balance following completion of all transition requirements.

G.9.2. Underwritten Health Care—Fixed Fee: Submit voucher (Le. SFI034) no more frequently than monthly and only after completion of the given month.

G.9.3. Disease Management: Interim cost reimbursement vouchers (Le. SFI034) shall be submitted no more frequently than monthly, and only after completion of the given month, to the cognizant Defense Contract Audit

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Agency (DCAA) office for approval with a copy provided to the Contracting Officer. A final adjustment voucher shall be submitted for each option period to the Contracting Officer upon settlement of incurred cost audit and final indirect rates of the respective option period’s final cost.

G.9.4. Disease Management—Fixed Fee: Vouchers (i.e. SF 1034) shall be submitted no more frequently than monthly to the cognizant Defense Contract Audit Agency (DCAA) office for approval with a copy provided to the Contracting Officer only after completion of a given month.

G.9.5. PMPM: Submit invoice no more frequently than monthly and only after completion of the given month for no more than one-sixth (rounded to the nearest dollar) of the extended CLIN amount.

G.9.6. TRICARE Service Centers: Submit invoice no more frequently than monthly and only after completion of the given month.

G.9.7. Award Fee: The Contractor shall invoice as instructed by the Contracting Officer following determination of any award fee.

G.9.8. Performance Incentive Pool: The Contractor shall invoice as instructed by the Contracting Officer following determination of any performance incentive amounts.

G.9.9. Transition-Out: Interim cost reimbursement vouchers (i.e. SF 1034) shall be submitted no more frequently than monthly, and only after completion of the given month, to the cognizant Defense Contract Audit Agency (DCAA) office for approval with a copy provided to the Contracting Officer.

G.9.9.1. Transition-Out Fixed Fee: The contractor may submit a voucher (Le. SFI 034) to the cognizant Defense Contract Audit Agency (DCAA) office for approval with a copy provided to the Contracting Officer for the fixed fee upon completion of all transition-out requirements.

G.9.10. Modifications: The Contractor may invoice for change order definitizations, Clinical Support Agreements, Service Assist Teams, or other modifications after the Contracting Officer provides instructions and authorization to invoice via modification.

G.10. INVOICE AND PAYMENT—CLAIMS PROCESSING CLINs

G.10.1. Invoice and payment procedures for claims processing fee are the same for paper and electronic claims. Submission of a TED record header to TMA is considered submittal of an invoice. For purposes of determining the due date for payment under the Prompt Payment Clause, the header “end date/time” TRlCARE Encounter Data (TED) submission is sent to TMA will be used to determine the date of receipt.

G.10.2. Claim Quantity: The Contractor is paid the unit price for each initial submission TED record (as defined under TSM Chapter 2, Section 1.1) that passes all TED edits as specified in the TSM and validated by the TMA TED record edit system, plus the Contractor’s first adjustment TED record accepted under this contract that was initially submitted by a predecessor contractor.

G.10.3. Unit Price and Performance Period: The Contractor is paid the claims processing unit price identified in Section B for the contract period in which the Contractor submits the initial TED record. The Batch/Voucher date in the voucher header is used to determine the contract period and applicable unit price.

G.10.3.1. Payments for claims the Contractor receives within 120 calendar days following the cessation of health care delivery (for services rendered during the health care delivery period) are made based on the claim processing fee unit price in effect during the health care delivery period immediately preceding transition-out. In order for the Contractor to receive payment of a claims processing fee, the TED record must be accepted by TMA no later than 210 days following the end of health care delivery.

G.10.4. Invoice Instructions: The Contractor shall submit batch/vouchers under the correct “Header type Indicator” as specified in the TRlCARE Systems Manual (TSM), Chapter 2, Section 2.3.

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G.10.5. Upon notification by the Contracting Officer that the TED Record processing system is not operating normally, the Contractor may submit invoices outside of the TED system to the Contracting Officer. The invoice shall list the number of claims processed by CLIN. This may be submitted daily or grouped by no more than 5 days of claims. These payments will be treated as an interim payment and will be a credit to the amount due as determined by the TED Record processing system when it is operating again.

G.10.6. Retraction, or collection, of claim processing fee previously paid to the Contractor occurs if ‘Header Type Indicator’ of ‘5’ or ‘0’ is used. Proper use of ‘Header Type Indicator’ is defined below:

G.10.6.1. Ineligible TED Records: If the TED record submitted is not eligible to receive payment under the claims processing CLIN (the contract terms/conditions do not authorize payment of the claims processing fee on a TED record), the contractor shall submit the TED record to the TRICARE Management Activity (TMA) using a Header Type Indicator of ‘0’ or’ 5’. No payment under the claims processing CLIN can occur on any TED record grouped in a Batch/Voucher with Header Type Indicator of ‘0’ or ‘5’. Only no-pay and credits can be processed under these header types.

G.10.6.2. Eligible TED Records: If the TED record is eligible to receive payment under the claims processing CLIN, then the TED record (with the exception of Type of Submission ‘C’—complete cancellation to TED record data) shall be submitted by the Contractor to TMA using a Header Type Indicator of ‘6’ or ‘9’ (even if the TED record has already received payment under the claims processing CLIN).

G.10.6.3. Cancelled TED Records: For a TED record submitted with a Type of Submission ‘C’ by the Contractor, the Contractor shall determine if the TED record is still eligible to receive payment under the claims processing CLIN. The following criteria shall be used to determine if a TED record is still eligible for payment:

G.10.6.3.1. A TED record cancelled for any of the following reasons is eligible to retain the claims processing fee previously paid and shall be submitted with Header Type Indicator ‘6’ or ‘9’:

•	Cancellation was at Government direction.

•	Government data error.

•	Stale dated/voided checks.

•	New initial TED record is required by the Government.

•	Incorrect DEERS response.

•	Check is returned in undeliverable mail.

•	Beneficiary or provider requests stop payment due to non-receipt of check prior to stale date time period.

•	Beneficiary or provider returns check because payment has been received from other health insurance carrier whose responsibility was previously unknown to contractor.

•	Provider returns check because beneficiary has erroneously paid the provider and believes that the TRICARE benefit check is a duplicate payment.

•	Claim processed in good faith by the contractor but later identified as an error due to additional information received or learned.

•	Claim processed by multiple contractors resulting in duplicate processing.

•	TQMC case resolutions resulting in an error.

•	Program Integrity cases that are recouped retrospectively after investigation.

•	Provider requested claims to be reissued to a new provider Tax Identifier.

G.10.6.3.2. A TED record cancelled for any of the following reasons is not eligible to retain the claims processing fee previously paid and shall be submitted with Header Type Indicator ‘0’ or ‘5’:

•	Cancellation where a new initial TED record is required to correct a contractor error.

•	Cancellation due to contractor error or an inability to adjust.

•	Cancellation of a claim that was not TMA’s responsibility so should not have been paid.

•	Any other cancellations for a reason not identified in paragraph G. 10.6.3.1 above.

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If the Contractor cannot determine the reason for the TED record cancellation, then the TED record submitted is not eligible to retain the claims processing fee previously paid. The cancellation of the cancelled TED record shall be submitted under Header Type Indicator’ 0’ or ‘5’.

G.11. TEDS SUBMITTAL INSTRUCTIONS (UNDERWRITTEN AND NON-UNDERWRITTEN HEALTH CARE):

G.11.1. TEDS shall be submitted per TSM requirements which include separate groupings of underwritten and non-underwritten claims by CLIN for underwritten and the Automated Standard Application for Payment(ASAP) System ID for non-underwritten. Adjustments and cancellations may be included with initial submissions.

G.11.2. Voucher Transmission Requirements: Underwritten Batch/Vouchers shall be transmitted by 10 A.M. Eastern Time to be considered for that day’s business. Non-underwritten Batch/Vouchers received after 10:00 AM Eastern Time shall be considered received the next business day for payment and check release authorization purposes. Batch/Vouchers must pass all TED header edits as specified in the TSM. If all header edits are not passed, the Batch/Voucher will be rejected and returned to the Contractor.

G.11.3. Voucher Integrity: Voucher header and detail amounts transmitted by the Contractor become “fixed” data elements in the finance and accounting system for purposes of control and integrity. Corrections or adjustments to reported (payment) amounts must be accomplished on separate voucher transmissions. Voucher submissions (non-underwritten payments) later determined to be underwritten benefits shall be corrected using the voucher process to reverse the submission and resubmitted under the batch process and vice versa (see TSM, Chapter 2, Section 1.1, paragraph 3.5.).

G.11.4. Payment Suspension and TED Processing During Partial Funding Shortages:

G.11.4.1. Some of the funding TMA receives may be restricted in use to a specific federal agency, military department and/or to a particular health care program. Funding for these special purpose programs may run out before funding for other TMA programs. Therefore, the Contractor shall have the ability to suspend claims payment and the associated submission of institutional TEDS records or non-institutional TED line item(s) to TMA based on values contained in the following TED record fields:

•	Service Branch Classification Code (Sponsor), SBCC—As specified in the TSM, Chapter 2, Section 2.8.

•	Enrollment/Health Plan Code (E/HPC)—As specified in the TSM, Chapter 2, Section 2.5.

•	Special Processing Code (SP)—As specified in the TSM, Chapter 2, Section 2.8.

•	Health Care Delivery Program Coverage Code—As specified in the TSM, Chapter 2, Addendum M.

G.11.4.2. The suspension of claims payment and TED records may be based on a single value (e.g., SBCC=A) or a combination of values (e.g., SBCC=A & E/HPC=SR). Suspension of TED records (institutional) or TED line items (non-institutional) containing specific values shall be implemented by the Contractor within five workdays after receiving notification from the Contracting Officer. On the sixth workday, TMA/CRM will implement immediate payment offset against Contractor invoices of any amounts paid by the Contractor from their non-underwritten bank account(s) for institutional TED records or non-institutional TED line items containing suspended value(s). The Contractor shall not, without prior Contracting Officer approval, initiate payment offset against any provider or beneficiary for payments made against suspended transactions and offset by TMA/CRM on Contractor invoices.

G.11.4.3. For all suspended transactions, the Contractor shall hold the claim information until receiving instructions from the Contracting Officer to do otherwise. The Contractor shall not reject the claims or return any information to the providers or beneficiaries unless instructed by the Contracting Officer. Once the Contracting Officer lifts the TED data submission restriction, the Contractor may submit all withheld TED data on the next appropriate (batch/voucher) data submission. TMA/CRM will reimburse the Contractor (without interest) for any invoice payment offsets done for TED suspended transaction that have not been recouped by the Contractor.

G.11.5. Federal Fiscal Year-end Processing:

G.11.5.1. All TEDS data must be received no later than 10:00 AM EDT, (8:00 AM MDT; 7:00 AM PDT) on

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September 28. Any Batch/Voucher received after 10:00 AM EDT will be rejected by TMA and must be resubmitted by the Contractor using next fiscal year Batch/Voucher CLIN/ASAP Account Numbers. The Contractor should not submit batch/vouchers with dates of September 29 and September 30. Any payment processed after September 28th , must use the next fiscal year Batch/Voucher CLIN/ASAP Account Numbers and must utilize the new fiscal year check stock, as applicable. The Contractor shall not submit Batch/Vouchers to TMA between September 28, 10:00 AM Eastern Time or before October 1,12:01 AM Eastern Time. Transmission Files (TD Files) sent on September 28th cannot exceed 300,000 records.

G.11.5.2. All payments not included in the Contractor’s final fiscal year data submission on September 28 must have a Batch/Voucher Date on or after October 1. Contractors will be able to test their new fiscal year’s transactions in benchmark starting September 1. Like production, benchmark data must be received at TMA by 1OAM EDT on September 28. After 1OAM EDT on September 28 until October 1, 12:01 AM Eastern Time no benchmark data can be transmitted to TMA.

G.12. UNDERWRITTEN HEALTH CARE (COST REIMBURSEMENT) – TEDS

G.12.1. Underwritten claims are reimbursed upon all TED records within a TED header clearing edits and each record clearing validity edits. TMA/CRM will disburse payment to the Contractor based on the automated TED report. If the TED records are credits, which will result in a payment to the Government, collection will be made based on the same terms as payment for that respective CLIN. Credits must be applied back to the same sub-CLIN from which it came. Credits do not have to pass all TRlCARE System Manual edits, TMA/CRM will collect all underwritten credits back within seven calendar days of receipt.

G.12.2. Underwritten Under Payment (See TOM Chapter 11): When the Contractor makes an additional payment due to a prior underpayment, these payments shall be reported as an adjustment to the original TED record, but in the current fiscal year and the Contractor shall use the Begin Date of Care to determine the appropriate CLIN/ASAP ID. This would normally be the same CLIN (first six positions of CLIN/ASAP ID) used to make the original payment.

G.12.3. TED Credit Adjustment Procedures: When the Contractor submits a credit TED Record under an active underwritten CLIN, the contractor shall cite the current fiscal year underwritten CLIN/ASAP Account Number associated with the CLIN from which the Contractor originally submitted it under.

G.12.4. TED Underwritten Data Submissions for Inactive CLINs: TMA will administratively set an underwritten CLIN to an ‘inactive’ status when the health care cost audit process is initiated, so TED records accepted under the CLIN at that time are segregated for audit. TMA will notify the contractor at least 30 days before an underwritten CLIN is set to an ‘inactive’ status. When the CLIN is set to an ‘inactive’ status, the CLIN is closed for all TED processing. After CLIN closure, the contractor is required to submit TED records previously accepted under the closed CLIN (the audit population) using the Batch TED data submission process underG.12.4.2. below.

G.12.4.1. At the same time an underwritten CLIN is inactivated, the Contracting Officer will administratively establish a new underwritten CLIN for continued reimbursement of initial and resubmission TED records for those actions occurring after the health care audit process is initiated (i.e., after the initial CLIN is closed). This CLIN will remain active as long as the Contractor submits TED records for care rendered with a begin date of care during the option period.

•

For all Batch/Voucher submissions that are in a resubmission status (Batch/Voucher Resubmission Number greater than 00, TSM Chapter 2, Section 2.3) at the time the CLIN is set to inactive, the contractor shall replace the existing CLIN type Batch/Voucher CLIN/ASAP Account Number in the header with the new CLIN type Batch/Voucher CLIN/ASAP Account Number (TSM Chapter 2, Section 1.1, paragraph 6.1) assigned to them by TMA, CRM. The contractor shall continue to resubmit the Batch/Voucher until clearing all TED edits. The resubmission number shall not change at the time of conversion (TSM Chapter 2, Section 2.3).

G.12.4.2. Upon CLIN closeout, corrections/overpayments to TED records previously accepted under the inactive CLIN shall be submitted to TMA using a Batch type (all zero’s) Batch/Voucher CLIN/ASAP Account Number (TSM Chapter 2, Section 1.1, paragraph 6.1)

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G.12.5. Fiscal Year Start-up: The October 1st TED and subsequent data submissions must cite the new fiscal year “Batch/Voucher CLIN/ASAP Account Number” assigned by TMA/CRM to report all new fiscal year TED data. Any previously unreported TED data citing the prior fiscal years “Batch/Voucher CLIN/ASAP Account Numbers” will not be accepted. New “Batch/Voucher CLIN/ASAP Account Numbers” used for Underwritten healthcare costs shall reflect as follows: the first six positions equal to the SLIN (zero fill positions 5 & 6 if not used), position 7 shall equal the federal fiscal year and position 8 shall equal the Contractor’s region (N = North, S = South & W = West).

G.12.6. Upon notification by the Contracting Officer that the TED Record processing system is not operating normally, the Contractor may submit electronic vouchers (i.e. SFI034) outside of the TED system to the Contracting Officer for underwritten healthcare costs. The invoice shall identify the underwritten health care paid and the number of claims processed by CLIN. This may be submitted daily or grouped by no more than five days of claims. These payments will be treated as an interim payment and will be a credit to the amount due as determined by the TED Record processing system when it is operating again.

G.13. NON-UNDERWRITTEN HEALTH CARE (Pass Through) – TEDS

G.13.1. The Contractor acts as a Fiscal Intermediary for the Government to distribute, or pass-through, Government funds for certain non-underwritten health care benefits. These are not costs to the Contractor and are not reimbursed by the Government, so the Contractor shall not collect or hold non-underwritten benefit funds before dissemination to the beneficiary or provider and the Contractor shall immediately return any collections to the Government.

G.13.1.1. Non-underwritten benefit payments by the Contractor on behalf of the Government will be facilitated by allowing the Contractor (through the Contractor’s financial institution) to draw money from the designated Federal Reserve Bank (FRB). These draws may only be done for benefit payments that have previously been submitted on TEDs or as a non-TED, non-underwritten voucher and approved for release by TMA/CRM and are clearing the Contractor’s financial institution on the day the draw is being accomplished. Advance payments are not allowed. No bank fees or other bank charges shall be paid from this account and no money should be drawn from the FRB for these charges.

G.13.1.2. All payments for non-underwritten claims processed by the Contractor must be approved by the TMA/CRM Budget Office before the Contractor may make payments to the beneficiary or provider. Unapproved draws and payments by the Contractor will be immediately collected and subject the Contractor to interest and penalties.

G.13.2. Establishment of Non-Underwritten Bank Accounts:

G.13.2.1. The Department of Treasury’s Automated Standard Application for Payment System (ASAP), along with FEDWIRE, provide a mechanism for disbursement of Government funds for health care services received by TRICARE beneficiaries that are not underwritten by the Contractor. After authorization by TMA/CRM, these systems allow the Contractor to draw cash directly from the FRB to cover payments as they clear the Contractor’s bank account. ASAP is used by the Treasury, the FRB and TMA/CRM to verify the authorization to make draws and to track transactions made by the Contractor’s bank. FEDWIRE is used by the Contractor’s bank to actually draw funds from the FRB.

G.13.2.2. The Contractor shall establish bank account(s) for non-underwriting transactions with a commercial bank that has FEDWIRE capability following Treasury requirements. The Contractor shall submit bank information to TMA/CRM not later than 60 calendar days prior to the beginning of processing claims on a new account. The information shall include:

•	Name of Bank

•	Overnight mail address

•	American Banking Association (ABA) routing number

•	Taxpayer Identification Number (TIN) (must be the same TIN used for payment)

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•	Contractor’s bank account number (if separate checking and deposit accounts are used, both need to be provided)

•	Individual point of contact at the bank and an alternate, including their phone numbers, fax numbers and email addresses

•	Individual point of contact at the Contractor and an alternate, including their phone numbers, fax numbers and e-mail addresses

G.13.2.3. TMA/CRM will establish the bank account(s) on ASAP with the Treasury Department. TMA/CRM will notify the bank and the Contractor once the bank account(s) have been established and provide codes or other information necessary for the bank to make draws against the FRB using FEDWIRE. Currently, ASAP has a requirement to identify a total dollar amount that may be drawn on the FRB. This dollar limit, established by TMA/CRM, only represents an administrative ceiling at the FRB, and does not constitute any authority to draw funds. Accounts will also have daily limits for the amount that can be drawn. The Contractor will be notified of these limits by TMA/CRM. TMA/CRM will be able to increase these limits as needed.

G.13.3. Authorization to Release Non-Underwritten Payments:

G.13.3.1. TED data submissions for non-underwritten benefit payments shall be grouped into TED Vouchers by the “Batch/Voucher CLIN/ASAP Account Number” field (defined in TSM, Chapter 2, Section 2.2). The Contractor shall not release non-underwritten benefit payments without prior authorization from the TMA/CRM Budget Office. Authorization from TMA/CRM to release payments will be sent to the Contractor via fax or e-mail no later than 5:00 PM Eastern Time the day of receipt. Authorization will specify contract number, ASAP Account ID#, initial transmission received date, and total dollar amount of funds that may be released based on information contained in the Batch/Voucher header. Approval for funds release will be given provided the following criteria are met:

•	Voucher submissions must pass all header edits as specified in TSM, Chapter 2, Section 2.3.

•	TMA/CRM Budget Officer has confirmed that funding is available to cover payments.

G.13.3.2. Benefit payments shall be released/mailed no later than two workdays after TMA/CRM has approved the release of payments.

G.13.3.3. Authorization to release payments does not constitute TMA’s acceptance that all payments are valid and/or correct. Detailed records will be audited for financial compliance. All transactions in these bank accounts must be valid and justified. Any unreported/unauthorized disbursements identified by TMA will be subject to immediate payment offset against any payments being made to the Contractor. All disputed amounts will remain in the possession of the Government until no longer in dispute.

G.13.3.4. Upon notification by the Contracting Officer that the TED Record processing system is not operating normally, the Contractor will send an email or fax with a listing of specific vouchers to TMA/CRM to request release of payments. This may be done daily. TMA/CRM will return to the Contractor a signed release so the Contractor can pay the providers and beneficiaries without delay. The Contractor must not release payments until this approval is received. Upon notification by the Contracting Officer that the TED Record processing system is operating again, this process can be discontinued and the Contractor shall have 30 days to clear all vouchers where payments have been released thru the TED header edits (as specified in the TRICARE Systems Manual, Chapter 2). Failure to clear all header edits for any vouchers where the Contractor was authorized under this contingency process to release payments shall result in the Government collecting back the rejected voucher header totals via payment offset. When the vouchers clear the header edits, the monies collected via payment offset shall be refunded to the Contractor (without interest or penalty). The Contractor requests will include the following Header information for each voucher (See TRICARE Systems Manual, Chapter 2, Section 2.2):

ELN Element Name

0-001 Header Type Indicator

0-005 Contract Identifier

0-010 Contract Number

0-015 Batch/Voucher Identifier

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0-020 Batch/Voucher Number

0-025 Batch/Voucher ASAP Account Number

0-030 Batch/Voucher Date YYYYDDD

0-035 Batch/Voucher Sequence Number

0-040 Batch/Voucher Resubmission Number

0-045 Total Number of Records

0-050 Total Amount Paid

G.13.4. Draws on the Federal Reserve:

G.13.4.1. The Contractor shall ensure that cash draw downs do not exceed the payments authorized, as they clear the bank on a given day, less deposits. The Contractor shall ensure that any excess draws are immediately returned to the FRB. Interest and a penalty will be charged beginning the day after the overdraw and will continue until the overdraw amount is returned. Interest will accrue daily and is based on the Treasury Current Value of Funds Rate. The penalty will accrue daily and is based on the penalty rates in the Code of Federal Regulations, Title 31, Volume I, PART 5, Subpart B Sec.5.5. TMA/CRM may initiate immediate payment offset against any payments to the Contractor involved for the interest, penalties and/or the overdrawn amount.

G.13.4.2. Contractors with more than one bank account shall ensure transactions are properly accounted for to prevent the commingling of funds. Failure to properly associate transactions with the correct bank account could result in the over-execution of TMA/CRM budget authority. Transfers of funds between bank accounts are strictly prohibited except for correcting deposits that are in the wrong account. Any transactions reported under one bank account and erroneously charged against a different bank account shall be reported immediately to TMA/CRM when identified. TMA/CRM will instruct the Contractor as to what action to take.

G.13.4.3. The total amount of a cash draw down on the FRB is based on the daily total of benefit payments presented to the bank for payment. If estimates are needed due to timing of reports from check clearinghouses or the FRB, the draws shall be adjusted the next business day.

G.13.4.4. Computation of the amount of the draw must include any deposits of funds into the account. These deposits will reduce the amount of cash needed for the draw down on the day of the deposit.

G.13.5. Financial Editing of Detail Claims Data for Non-Underwritten Claims: The TED system allows for the categorization of claim errors based on the type or classification error failed during the edit process. TMA/CRM will use the edits specified in the TRICARE Systems Manual, Chapter 2, Section 8.1, Financial Edits, to determine the propriety of payments. TED records that fail the Financial Edits specified in the TRICARE Systems Manual, Chapter 2, Section 8.1 will be “flagged” by TMA/CRM as inadequate payment information. The Contractor shall correct the claims flagged by TMA/CRM within 90 calendar days. If not corrected in 90 days, TMA/CRM will send a demand letter requiring resolution or reimbursement for all claims identified through TEDs as edit failures. The Contractor shall respond within 30 calendar days as to why the claim(s) in question cannot be corrected. If resolution cannot be reached between TMA/CRM and the Contractor, the total amount of improper payments still in dispute will be collected by TMA/CRM. The Contractor shall take no recourse against TRICARE beneficiaries or providers under the situations described in this paragraph without prior TMA approval.

G.13.6. Fiscal Year Start-up of Non-Underwritten ASAP Accounts:

G.13.6.1. The Contractor shall establish a separate bank account for each new Government fiscal year following the procedures specified in G.13.2. “Establishment of Non-Underwritten Bank Accounts”. All payments issued for benefit payments and all refunds received shall be processed against the new account effective the first day of the new fiscal year. The Contractor shall also transfer all recoupment installment payments to the new account from the previous year’s account.

G.13.6.2. Cash draw downs against the prior fiscal year’s bank account may continue, if required, until all payments from the prior year have either cleared or have been canceled, but no longer than the end of February of the following year or five months after the last payments have been cut on an account (in the case of a contract closeout).

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G.13.6.3. Bank accounts shall be closed no later than the end of February, following the fiscal year end, or one month after the last payment on an account has been made or voided. Final bank account reconciliation shall be made within 30 calendar days following the last authorized transactions. All transactions that were not previously approved by TMA/CRM shall be explained with supporting documentation on the final bank reconciliation report (Section F.5.1.3.). TMA/CRM reserves the right to not accept these transactions.

G.13.6.4. Any outstanding balance in the account shall be reimbursed to TMA no later than the required submission date of the final bank account reconciliation. This balance may be subject to interest if it includes overdrawn amounts that were required to be submitted at an earlier date.

G.13.7. Voided or Stale-dated Payments

G.13.7.1. For payments that are voided or stale-dated that are over $10, a credit voucher through TEDs must be processed in accordance with the standards detailed in TSM Chapter I, Section 3. If the check was issued as a manual voucher, the credit should be submitted as a similar manual voucher. The only exception to issuing a credit voucher would be stale-dates under $10.00.

G.13.7.2. For voided/stale-dated payments of $10.00 or less, the Contractor may elect either to:

•	Affect a credit voucher for the check using automated means, or

•	Instead of making a voucher transaction, a memorandum record shall be prepared and included on a listing of transactions as submitted monthly in the Non- Underwritten Funds Bank Account Reconciliation Report.

G.13.7.3. Replacement Payments:

G.13.7.3.1. Reissuance of payments will be made against the current fiscal year bank account.

G.13.7.3.2. Replacement payments may be issued upon request of the payee or authorized representative. If the check is not returned by the payee, the payee must provide a statement describing the loss or destruction of the check. Before a replacement check is issued, a stop payment order for the original check must have been issued and accepted by the bank.

G.13.7.3.3. If the claim history is not available to the Contractor, the Contractor shall submit a request for approval of check release to TMA/CRM within 10 workdays from the request by payee. Supporting documentation shall include the original check, the sponsor’s SSN, a copy of the EOB, (if available) or other documentation showing the computation and payment of the original check, and the check or copy or statement as described in G.13.7.3.2. above.

G.13.7.3.4. The Contractor shall report the reissuance using the same procedure as was used to void/stale-date the original.

G.13.7.3.4.1. If no credit voucher was made in voiding/stale-dating of the check, no credit voucher is required for the reissue (i.e. if the Contractor gets a returned check and immediately reissues from the same bank account, no TED or other voucher needs to be done). If the reissuance involves a check from a prior year, a TED or other voucher will need to be done to report the reissuance from the current year.

G.13.7.3.4.2. If the amount of the stale-dated check to be reissued is $10.00 or less, the Contractor shall use the same procedure in the reissuance as was used for the stale-dating. If no credit voucher was made in the stale-dating of the check, no credit voucher is required for the reissue. The Contractor shall reissue the payment and include the amount in the Non-Underwritten Funds Bank Account Reconciliation Report.

G.13.7.3.5. Reissuance of Payments When Original Payee is Deceased: Payments issued by the Contractor shall be made payable to the legal representative of the estate of the person concerned with an additional line stating “For the estate of “ Payments shall not be payable to the “estate of’ a decedent, nor to a deceased person.

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Payments shall be to the named payee or mailed to the payee’s address of record.

G.13.8. Non-Underwritten Under Payments: When the Contractor makes an additional payment due to a prior underpayment, these payments shall be reported as an adjustment to the original TED record, but in the current fiscal year and current CLIN/ASAP ID regardless of the fiscal year or CLIN/ASAP ID of the original payment.

G.13.9. Non-Underwritten Overpayments: When reporting collections the Contractor makes (whether cash or offset), the collection shall be accomplished as a separate credit transaction as an adjustment to the original TED record. Identified debts shall be reported on the Accounts Receivable Report in accordance with Section F.5.1.3.

G.14. INVOICE AND PAYMENT NON-UNDERWRITTEN—NON-TEDS

The Contractor shall group and electronically process each type of Non-TED voucher by each non-underwritten cost category identified below as a pass-through payment.

G.14.1. Capital and Direct Medical Education Costs (CAP/DME): Are paid by the Contractor from the non-underwritten bank account to hospitals requesting reimbursement under the TRICARE/CHAMPUS DRG-Based Payment System (excludes children’s hospitals) (see TRM Chapter 6, Section 8).

G.14.1.1. The Contractor shall submit a monthly CAP/DME voucher in a .csv format to TMA/CRM no later than the 20th calendar day of the month following receipt of the hospital’s request for payment. Supporting documentation, including copies of the hospital’s claim and the payment calculation, shall be submitted electronically using approved formats specified in TOM Chapter 2. Within two calendar days after receiving disbursement clearance from TMA/CRM, the Contractor shall complete the process by making payment to the hospital.

G.14.1.2. If the Contractor makes an underpayment, the Contractor shall determine the amount and pay any amount due to the hospital with the next group of payments made. If the Contractor overpays a hospital, the Contractor shall recoup this amount and document as follows:

a. Offset funds shall be included as credits on the monthly CAPIDME voucher for the month the credits were processed.

b. Collections shall be included as credits indicating the month the collection was deposited (normally the prior month).

c. Debts established under this paragraph and related transactions shall be reported on the monthly Accounts Receivable Report.

G.14.1.3. Federal Fiscal Year-end Processing of Non-TED Vouchers: September CAP/DME vouchers that are submitted in the month of October shall utilize the October new fiscal year check stock.

G.14.2. Bonus Payments (HPSA/PSA): Bonus payments are an addition to the amount normally paid under the allowable charge methodology in order to provide services in medically underserved areas [Health Professional Shortage Areas (HPSA) and Physician Scarcity Areas (PSA)]. On a quarterly basis, the Contractor shall submit the voucher electronically as a pass-through payment. Supporting documentation including lists of doctors, their addresses, and the calculation of the payment, shall also be sent electronically based on approved formats as specified in the TOM, Chapter 2. The Contractor shall process and make payment within 2 business days after receipt of clearance from TMA/CRM.

G.14.2.1. Vouchers shall contain the following:

a. Format for Vouchers

Period Covered (Quarter)

Physician Name

Physician Address

Physician Provider Number

Amount Paid/Collected for Bonus Total Bonus Paid [5 and/or 10 percent of the above bullet]

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Total of all Bonuses being paid

b. Sort for Vouchers

By Contract

By Automated Standard Application for Payment System (ASAP) ill (Fiscal Year) of Bank Account

By Type (e.g., standard or active duty)

By Coverage (Prime, Extra, Standard)

By State

By Physician

By Physician Number

By Specialty

By Address & Zip

By Participating & Non-Participating

By Contracted (Network) and Not Contracted (Non-network)

By Modifier (“QB”, “QU” or “AR”)

G.14.2.2. Federal Fiscal Year-end Processing: September HPSA vouchers that are submitted in the month of October shall utilize the October new fiscal year check stock.

G.14.3. Demonstrations: These are trial programs and they may vary in many ways from TRlCARE benefits. TEDs will be used if possible but if the data associated with demonstrations is incompatible with TED data formats, the Contractor shall submit a separate voucher to TMA/CRM no more frequently than monthly to obtain clearance to make non-underwritten bank account transactions.

G.14.4. Other Payments: Other adjustments are rare situations where a payment needs to be made but does not fall into routine processing such as TEDs, etc. For example, these payments may be the result of a very old case or legal settlements that don’t apply to a given individual. These must be submitted to the Contracting Officer and to TMA/CRM with supporting documentation explaining the issues that don’t allow a TED record along with the claim, computation, and other applicable documents. After release approval by TMA/CRM, the Contractor shall make payment within 2 working days. The Contractor shall report these payments on the Bank Reconciliation Report under TMA approved manual transactions.

G.15. TRICARE RESERVE SELECT PREMIUMS:

The Contractor shall establish separate non-interest bearing account for the collection and disbursement of TRS premiums. The Contractor shall make daily deposits of premium collections to the established account. The Contractor shall wire-transfer the premium collections, net of refund payments, monthly to a specified Government account as directed by TMA/CRM Finance and Accounting Office. The Government will provide the Contractor with information for this Government account. The Contractor shall notify the TMA/CRM by e-mail within one business day of the deposit specifying the date and amount of the deposit. The Contractor shall submit a monthly TRS report with premium activity supporting the wire transfer of dollars, including premium billings, collections, and enrollments (Section F).

G.16. CONTINUING HEALTH CARE BENEFIT PROGRAM PREMIUMS:

The South Region Contractor shall establish a separate non-interest bearing account for the collection and disbursement of CHCBP premiums. The Contractor shall make daily deposits of premium collections to the established account. The Contractor shall wire-transfer the premium collections, net of refund payments, monthly to a specified Government account as directed by TMA/CRM Finance and Accounting Office. The Government will provide the Contractor with information for this Government account. The Contractor shall notify TMA/CRM by email within one business day of the deposit specifying the date and amount of the deposit. The Contractor shall submit a monthly CHCBP report with premium activity supporting the wire transfer of dollars, including premium billings, collections, and enrollments (Section F).

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Section H—Special Contract Requirements

H.1.1. The Managed Care Support (MCS) Contractor shall underwrite the cost of civilian health care services (also referred to as “purchased care” which is defined as care rendered outside the Direct Care System) provided to all CHAMPUS-eligible beneficiaries who are enrolled in the contract region, or for non-enrollees who reside in the contract region, except for the following non-underwritten categories:

-Outpatient retail and mail order pharmacy services (on separate contract)

-Active Duty Service Members including TRICARE Prime Remote for Active Duty Service Members (Active Duty Family Members are underwritten)

-Continued Health Care Benefits Program (CHCBP)

-Foreign/OCONUS beneficiaries and CONUS-based beneficiaries who receive care OCONUS (on separate contract)

-Medicare dual-eligible TRICARE CHAMPUS beneficiaries (on separate contract)

-Cancer prevention and treatment Clinical Trials demonstration (for those beneficiaries enrolled in the demonstration on or before March 31, 2008)

-State of Alaska (care for beneficiaries who are enrolled in the state of Alaska and care for non-enrollees who reside in the state of Alaska)

-In-Utero Fetal Surgical Repair of Myelomeningocele Clinical Trial Demonstration

-Bonus Payments in Medically Underserved Areas [Health Professional Shortage Areas (HPSA) and Physician Scarcity Areas (PSA)]

-Capital and Direct Medical Education (Cap/DME)

-TRICARE Reserve Select

-Custodial Care Transitional Program (CCTP)

-Individual Case Management Program for Persons with Extraordinary Conditions (ICMP-PEC)

-Residual Claims (date of service prior to the start of health care delivery under the contract)

-Autism Services Demonstration

*	CHAMPUS-eligible beneficiaries are defined as those beneficiaries that meet the requirements in Title 10, United States Code, Chapter 55.

H.1.2. In this contract, these underwritten beneficiaries may be referred to as “underwritten beneficiaries” or “non-TRICARE/Medicare dual-eligible CHAMPUS eligible beneficiaries”. In this contract, the health care costs the Contractor underwrites may be referred to as “health care cost” or “underwritten health care cost”.

H.1.3. Other supplemental details regarding underwritten health care follow:

H.1.3.1. Beneficiaries may enroll in TRICARE Prime with an MTF Primary Care Manager (PCM). Even though they may have an MTF PCM, Prime enrolled non-TRICARE/Medicare dual-eligible CHAMPUS beneficiaries’ costs outside of the MHS direct care system are underwritten by the Contractor, except for ADSMs.

H.1.3.2. The health care costs for beneficiaries enrolled in Prime are underwritten by the Contractor in whose region the beneficiary is enrolled, regardless of the address or location of the beneficiary.

H.1.3.3. Enrollment fees collected by the Contractor are not considered health care costs. These fees are considered as a part of the PMPM price of the contract and are retained by the Contractor.

H.1.3.4. The costs of medical management activities, such as case management, disease management and utilization management, are not considered underwritten health care costs. Cost under separate Clinical Support Agreements, if issued, are not considered underwritten health care costs.

H.1.3.5. Capitation arrangements are prohibited.

H.1.4. Underwritten health care is cost-reimbursable. These costs are reimbursed with obligated funds that are dispersed under this contract. The associated underwritten fixed fee in Section B of the contract is considered the underwriting fee, or underwriting premium.

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H.1.4.1. For administrative purposes, underwritten health care cost is broken down into two main Contractor underwriting risk categories:

H.1.4.1.1. Contractor Network Prime Enrollees: These are TRICARE Prime enrollees with network PCMs. The Contractor underwrites TRICARE healthcare services provided to Prime enrollees with network PCMs (exclusive of TRICARE Prime Remote [TPR] beneficiaries).

H.1.4.1.2. Non-Prime Beneficiaries and MTF Prime Enrollees: This category includes health care services provided to all other underwritten beneficiaries, including:

-Non-Prime enrolled, non-TRICARE/Medicare dual-eligible beneficiaries

-TRICARE Standard,

- TRICARE Extra

-TPR-ADFM Enrollees

- MTF Prime Enrollees (Prime Enrollees with MTF PCMs)

H.2. HEALTH CARE UNDERWRITING INCENTIVES

H.2.1. Introduction and Administration: This section addresses the administration of the positive and negative incentives that are part of the underwriting mechanism of the contract. The Contractor may earn a performance incentive by either exceeding a minimum standard, or for performance above a fully satisfactory level in areas that reduce health care cost and are measurable as defined in this section for each respective option period. The financial administration of the incentives’ assessment for a given option period will be conducted after completion of the option period. When performance exceeds the standard, or exceeds the fully satisfactory level specified in the paragraphs below, the Government administratively obligates funding equal to, or greater than, the stated incentive amount into the applicable Performance Incentive Funding contract line item in Section B. After the Government has completed measurement and any administrative funding action(s), and the Contracting Officer notifies the Contractor of the incentive earned (if any), the Contractor may invoice and receive payment for the amount authorized by the Contracting Officer. The Government will obligate funds at any time on the performance incentive funding contract line item as the Contracting Officer determines necessary to ensure sufficient funds are available to pay the Contractor any earned incentive amount. If the Contractor fails to meet the fully satisfactory levels described below and earns a negative incentive, the funded amount on the performance incentive contract line item may be netted, or the payments from the performance incentive contract line item are offset by the negative incentive amount. If the offset amount is greater than any earned incentive (if any), or the Contractor only earns a negative incentive, the Contracting Officer will deduct that amount from the next payment from any administrative contract line item of this contract.

H.2.1.2. For purposes of administering underwriting incentives, the underwritten population will be divided into two separate underwriting risk groups, which are identified as two separate CLINs in Section B:

-Contractor Network Prime Enrollees

-Non-Prime Beneficiaries and MTF Prime Enrollees

H.2.2. Dollar Limits of Underwriting Incentives: There is no ceiling limit on the net positive incentives that may be earned in a given option period. There is a maximum limit on the net negative incentives that may be assessed for the three underwriting incentives combined (these incentives are described in Section H.2.3). This amount is equal to the underwriting fixed fee amount for each option period identified in Section B, plus the amount identified below for each option period and underwriting category. This means the maximum negative net incentive will exceed the underwriting fixed fee paid to the Contractor by the amounts listed below.

H.2.2.1. SOUTH REGION Network Prime enrollees:

—OP 1: *****

—OP 2: *****

—OP 3: *****

—OP 4: *****

—OP 5: *****

***** Includes confidential material omitted and filed separately with the Commission.

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H.2.2.2. SOUTH REGION MTF Prime enrollees and non-Prime beneficiaries:

—OP 1 *****

—OP 2: *****

—OP 3: *****

—OP 4: *****

—OP 5: *****

H.2.2.3. The negative incentive dollar limit identified in H.2.2 above are independent of the results of the annual healthcare cost audits for overpayments to providers (i.e., the limits on the underwriting incentives do not limit the Contractor’s financial liability for claims overpayments as determined by audit). The assessment, including recovery from the Contractor, of any negative incentive dollar amount is conducted separately from the underwriting fixed-fee payments for each option period.

H.2.3. Incentives. The administration of the Network Discount Incentive, the Network Usage Incentive, and the National Cost Trend Incentive described herein is assessed before any cost audit that determines allowable and unallowable health care costs. The Contractor will be assessed the following positive and negative incentives, based on performance:

H.2.3.1. Network Discount Incentive. The purpose of this incentive is to encourage Contractors to proactively negotiate discounts with network providers and thereby reduce underwritten health care costs. The incentive will be calculated separately for two different categories of beneficiaries. The first category includes all Contractor Prime network enrollees and the second category consists of all MTF Prime enrollees and non-enrolled beneficiaries.

H.2.3.1.1. This incentive will be calculated as ***** of the average value of discounts from TRICARE allowable charges for care provided by civilian network providers to Contractor Prime network enrollees, and MTF Prime enrollees and non-enrolled beneficiaries that exceed a minimum average discount level for each option period as follows:

Contractor Prime Enrollees	*	****	*	****	*	****	*	**** *****
MTF Prime Enrollees plus Non-Enrolled	*	****	*	****	*	****	*	**** *****

Beneficiaries

(The incentive will be calculated once for care provided to Contractor Prime network enrollees and once again for care provided to MTF Prime enrollees and non-enrollees.) For example (using a minimum average discount level of *****, if the calculated total value of discounts obtained in a given option period is ***** and this represents a ***** average discount, the incentive amount would be ***** of the amount above the ***** minimum average discount level. Since the ***** minimum in this case represents *****, the average value of discounts obtained above the minimum threshold equals *****. The incentive payment would be, therefore, *****. If the estimated network discounts obtained for the option period do not exceed the average value of discounts identified above, no incentive payment will be made.

H.2.3.1.1.1. The TED record must reflect the actual dollar amount of network discount, excluding other health insurance (OHI) claims. The dollar amount of the network discount is the difference between the network provider’s negotiated rate and what TRICARE reimbursement methodology would have allowed in the absence of the negotiated discount rate. See the TRICARE Systems Manual, Chapter 2 for the TED record requirements for correctly coding the provider network discount.

H.2.3.1.1.2. The network discount incentive will be calculated after the end of the option period based on TED records accepted during that option period (excluding OHI claims) for each of the above two categories of beneficiaries for care provided by Contractor network providers. The percent of discounts will be determined by dividing the total value of discounts reported by the total allowable costs, specifically: the total amount of network discounts achieved during the period will be the numerator; the denominator will be the sum of the amounts that were allowed prior to applying the network discount. The total value of discounts will be the sum of all dollar amounts reported on TED records in the field “Amount Network Provider Discount.” For care provided by Contractor network providers (excluding OID claims), the total allowable cost will be the sum of all dollar amounts reported on TED records for all amount allowed fields and all amount of network provider discount fields.

***** Includes confidential material omitted and filed separately with the Commission.

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H.2.3.2. Network Usage Incentive. The purpose of this incentive is to promote a higher percent of usage of network providers by all prime enrollees, thereby reducing the enrollees’ out-of-pocket costs and potentially reducing underwritten health care costs.

H.2.3.2.1. Network Usage by Prime Enrollees (Combined MTF enrollees and Contractor network enrollees). This incentive can only result in either no payment or a negative incentive. It will be measured based on the number of civilian network provider claims for Prime Enrollees compared with the total number of civilian claims for these beneficiaries, after excluding claims with other health insurance (OID), Prime Point-of-Service (POS) claims, claims for care provided out-of-region, TRICARE Prime Remote, and claims for emergency care. The exclusion applies if any line item on the claim meets the exclusion criteria. If the percentage of network versus total claims meets or exceeds the minimum standard for a given month, no negative incentive will be applied. If the network percentage falls below that standard, a negative incentive will be assessed on a per-claim basis for the calculated number of non-network claims that fall below the standard. This will be done according to a series of percentage corridors, with larger negative incentives applied for successively larger discrepancies between the standard and the actual level of performance.

South Region:	Option Period *****
Option Period *****
Option Period *****
Option Period *****

H.2.3.2.2. No incentive will be applied for Option Period 1. Beginning with Option Period 2 for each month that the minimum claims percentage is not met, a negative incentive shall apply. The network usage incentive will be calculated after the end of the option period based on TED records accepted during each month of the option period. The Government will apply an incentive for every claim that falls below the minimum standard. The amount assessed per claim is based on the percentage below the standard as follows:

South Region, Option Period Two:

If less than ***** and more than or equal to ***** = ***** per claim

If less than ***** and more than or equal to ***** = ***** per claim

If less than ***** and more than or equal to ***** = ***** per claim

If less than ***** = ***** per claim

South Region, Option Period Three:

If less than ***** and more than or equal to ***** = ***** per claim

If less than ***** and more than or equal to ***** = ***** per claim

If less than ***** and more than or equal to ***** = ***** per claim

If less than ***** = *****per claim

South Region, Option Period Four:

If less than ***** and more than or equal to ***** = ***** per claim

If less than ***** and more than or equal to ***** = ***** per claim

If less than ***** and more than or equal to ***** = ***** per claim

If less than ***** = ***** per claim

South Region, Option Period Five:

If less than ***** and more than or equal to ***** = ***** per claim

If less than ***** and more than or equal to ***** = ***** per claim

If less than ***** and more than or equal to ***** = ***** per claim

If less than ***** = ***** per claim

H.2.3.2.3. For example, in month 2 of Option Period 2, South Region, if the actual percent of Prime enrollee claims with a network provider is ***** then a negative performance incentive equal to *****of the claims will be assessed *****

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represents the difference between the actual number of claims for care provided by a network provider and the standard). If *****equates to ***** claims not meeting the standard, the performance incentive assessment for that month will be *****, or ***** times *****. In determining the performance incentive, the applicable amount will be determined based on the Contractor’s actual performance. For instance, in the example above, the Contractor’s actual performance was *****, so the performance incentive will equal ***** for every claim falling below the minimum performance standard of *****. In other words, the highest per claim amount will be applied to all claims failing the standard. The Government will not stratify the performance incentive based on the variable per claim amounts.

H.2.3.2.4. The percentage standards above, and the claims volumes used to calculate performance against those standards, will reflect claims for both MTF Prime enrollees and Contractor Network Prime enrollees combined. In the event a negative incentive amount is assessed, the resulting dollar amount will then be administratively allocated to MTF Prime enrollees and Contractor Network Prime enrollees based on their respective percentage shares of the overall network plus non-network claims volume used in the incentive measurement (after the exclusions of OHI claims, POS claims, etc.). As an example of this allocation approach, if the composite network usage standard were not met and a ***** negative incentive result were assessed, and if MTF Prime enrollees comprised ***** of the network plus non-network claims considered in this incentive measurement and Contractor Network Prime enrollees comprised ***** of the claims, then ***** of the incentive result would be allocated to MTF Prime enrollees and ***** would be allocated to Contractor Network Prime enrollees.

H.2.3.3. National Cost Trend Incentive. The purpose of this incentive is to motivate cost-control efforts by the Contractor for Contractor Network Prime enrollees, by comparing the observed annual trend in the underwritten costs of Contractor Network Prime enrollees in the contract region as a whole to an external national standard, a level of performance the Contractor is expected to achieve. The observed trend will be adjusted for changes in the percentage of care provided in the Contractor network versus at Military Treatment Facilities (MTFs), for changes in enrollment levels, and for change orders affecting underwritten health care costs. This incentive calculation is described below, and a detailed hypothetical example is presented in Attachment J-6, Hypothetical Example of the External Trend Incentive Calculation.

H.2.3.3.1. For this incentive, the national external trend used as a standard of comparison will be a sub-set of the National Health Expenditures (NHE) trends reported annually by the Office of the Actuary, Centers for Medicare and Medicaid Services (CMS). Specifically, the national external trend standard will be the portion of the NHE trend for Personal Health Care Costs Per Capita represented by Hospital Care, Professional Services (for Physician and Clinical Services and for Other Professional Services only), and Durable Medical Equipment. Other categories of Personal Health Care Costs are excluded from the national external trend standard either because they are not representative of the underwritten care under this contract (such as dental care and most prescription drugs) or because they are disproportionately represented in the NHE projections relative to the underwritten costs of this contract (such as home health care and nursing home care). The per capita NHE national trend data is used as the basis of the external national trend standard for the following reasons:

a) the NHE data reflect the broad national health care sector (employer health plans, Medicare, etc.), rather than a small sample of health plans;

b) the data are collected and reported by a Government entity;

c) the NHE trends are widely cited;

d) the NHE data are readily available by the categories and sub-categories described above; and

e) CMS provides both projections of the NHE trends and subsequent actual trends.

Further information on the NHE data can be found at http://www.cms.hhs.govlNationalHealthExpendData

H.2.3.3.2. The NHE data are reported on a calendar year basis. For purposes of this incentive, the trend for the calendar year that overlaps the first 9 months of a given option period will be used as the comparison trend for that option period (e.g., the CY1O CMS NHE trend will be used as the standard for the incentive result for Option Period 1).

H.2.3.3.3. The actual CMS NHE data for a given calendar year are available approximately 15 months after the end of that calendar year (e.g., actual data for CY06 are expected to be available by March 2008). The Government will

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perform the calculation of this incentive result after the actual data are available. For the incentive calculation, to be performed at a minimum of 17 months after the end of each option period, the actual NHE trend reported by CMS for the relevant calendar year will be used based on the NHE data available at the time the final incentive calculation is performed.

H.2.3.3.4. Prior to comparing the observed trend experienced for the underwritten cost for Contractor Network Prime enrollees to the national external standard (the NHE per capita trend described above), the actual underwritten cost for the region trend will be adjusted for the approximate effects of three potential factors: I) changes in the Contractor network share of MHS workload for this population; 2) changes in the number of Contractor Network Prime enrollees; and 3) contract change orders.

H.2.3.3.5. To adjust for changes in the Contractor network share of MHS workload, the Government will calculate, retrospectively, the Contractor network and MTF percentages of MHS workload for Contractor Network Prime enrollees in the option period being measured and in the preceding option period. TEDs data will be used to tabulate the number of Contractor network inpatient admissions and outpatient visits; MTF Standard Inpatient Data Records (SIDRs) will be used to tabulate the number of MTF inpatient dispositions; and MTF Standard Ambulatory Data Records (SADRs) will be used to tabulate the number of MTF outpatient encounters. The trend in the Contractor network share of MHS workload, per Contractor Network Prime enrollee, will be calculated as the ratio of the percentage of Contractor network care in the option period being measured to the corresponding percentage in the preceding option period and will be netted from the overall trend in underwritten cost per Contractor Network Prime enrollee. More details and an example of this calculation are provided in Attachment J-6, Hypothetical Example of the External Trend Incentive Calculation.

H.2.3.3.6. The actual trend can also be affected by a change in the share of Active Duty Dependents (ADDs) or Non-Active Duty Dependents (NADDs) in the Contractor Network Prime population. To normalize the observed trend in TRICARE underwritten health care costs for changes in the number of ADFM and/or NADFM Contractor Network Prime enrollees, relative to the prior year, the cost trend per enrollee, after being normalized for changes in the Contractor network share of workload, will be multiplied by the prior year’s underwritten costs, separately for Active Duty Family Members (ADFMs) and Non-Active Duty Family Members (NADFMs). More details and an example of this calculation are provided in Attachment J-6.

H.2.3.3.7. Benefit changes unique to TRICARE can also affect the actual trend in cost per Contractor Network Prime enrollee. The impact of contract change orders on underwritten costs for Contractor Network Prime enrollees will also be netted from the underwritten cost trend prior to comparison to the CMS NHE standard. This will be done independently by the Government based on the best estimates and information available to the Government at the time this incentive calculation is performed. For the purpose of calculating this incentive, the Contracting Officer will have sole discretion to determine the cost impacts of change orders. More details and an example of this calculation are provided in Attachment J-6.

H.2.3.3.8. Once the underwritten cost trend per Contractor Network Prime enrollee has been normalized for these three factors cited under H.2.3.3.4. above, the normalized trend will be compared to the NHE cost trend described above. The normalized underwritten trend will be subtracted from the NHE trend, and the Contractor’s incentive result will be ***** of the difference between the two trends. If the normalized underwritten trend is lower than the NHE trend described above, there will be a positive trend differential and the Contractor will receive a positive incentive result. If the normalized underwritten trend is higher than the NHE trend, there will be a negative trend differential and the Contractor will receive a negative incentive result. For example, if the normalized underwritten trend is ***** and the NHE trend is *****, the Contractor will receive a negative ***** incentive result. If the normalized underwritten trend is ***** and the NHE trend is *****, the Contractor will receive a positive incentive of *****. To convert the incentive result into a dollar amount, the percentage result will be multiplied by the normalized underwritten cost for Contractor Network Prime enrollees that is calculated in Step 7 of this trend methodology (see Attachment J6 for the detailed steps in calculating this incentive).

H.2.3.3.9. This incentive will be calculated for each option period of the contract based on the begin date of care. For the Option Period I calculation, the prior year’s data used as part of the calculation will reflect the data from the last year of the succeeded contract. Thus, the incoming Contractor’s incentive result for Option Period 1 will reflect the trend in underwritten costs for Contractor Network Prime enrollees from the last year of the succeeded contract to the first option period of this contract, subject to the adjustments and external trend comparison described above.

***** Includes confidential material omitted and filed separately with the Commission.

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H.2.3.3.10. For purposes of this incentive calculation, the underwritten costs tabulated from TED data will not be adjusted for the results of the allowable cost audits, for three reasons. First, this simplifies administration of this incentive. Second, not adjusting for the audit in this trend measurement gives the Contractor an additional incentive to improve claims processing accuracy. Third, the audit results may not be stratified specific to Contractor Network Prime enrollee claims.

H.3. PERFORMANCE INCENTIVES

H.3.1. Introduction: Monetary performance incentives are available to the Contractor. The Contractor may receive a positive performance incentive payment by either exceeding a minimum standard, or for performance above a fully satisfactory level in any of three areas: clinical quality; program integrity; and electronic claims as defined in this section for each respective option period. If the Contractor fails to meet the minimum standard for electronic claims processing, a negative incentive is applied.

H.3.1.1. Incentive Administration: Contractor performance for a given option period will be measured after completion of each option period. When performance exceeds the standard, or exceeds the fully satisfactory level described below, the Government administratively obligates funding on the applicable performance incentive contract line item in Section B. If the Contractor fails to meet the minimum standard for electronic claims processing, the funding level on the performance incentive contract line item may be netted, or the payments from the performance incentive contract line item offset by the applicable negative incentive amount described in this section. If the offset amount is greater than any earned incentive (if any), the Contracting Officer will deduct that amount from the next payment from any administrative line item to the Contractor under this contract. After the Government has completed measurement, and the Contracting Officer notifies the Contractor, the Contractor may invoice the net amount authorized by the Contracting Officer. The Government may obligate funds into the performance incentive pool at any time as the Contracting Officer determines necessary to ensure sufficient funds are available to pay performance incentives under H.2 and H.3 to the Contractor after the option period is completed.

H.3.2. Clinical Quality Incentive: Clinical quality will be measured on a region-wide basis using seven performance metrics which are similar to Healthcare Effectiveness Data and Information Set (HEDlS®) “Effectiveness of Care” measures.

1. Cervical Cancer Screening

2. Breast Cancer Screening

3. Asthma Use of Medication

4. Colorectal Screening

5. Diabetes Management A1c testing

6. Diabetes Management Lipid testing

7. Diabetes Management Retinal Screening

These seven HEDIS® -like measures will be calculated by the Government from administrative data using current technical specifications for all Prime Network enrolled patients in the relevant region. A description of and technical information on the performance metrics are at Attachment J-5, Clinical Quality Incentive Performance Metrics. The Government calculated HEDIS® -like measures will be provided to the Contractor at the beginning and end of each 12 month evaluation period. The Contractor may earn an incentive based on the Government’s measurement of performance improvement over each one-year option period. The regional performance on each measure for the last 12 months preceding the start of health care delivery will serve as the baseline for the first option year following onset of delivery of health services under new contracts. The annual incentive award, if any, is final upon notification by the Contracting Officer.

H.3.2.1. The monetary incentive will be based on improvement (expressed as a percentage) in each measure over each one-year option period. Beneficiaries with other health insurance will be excluded from the baseline measurement and re-measurement. Independent monetary awards may be earned annually for each measure as follows:

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Measure	≥ 1% improvement	≥ 3% improvement	≥ 5% Improvement
Cervical Screening	*****	*****	*****
Breast Cancer Screening	*****	*****	*****
Asthma Medication	*****	*****	*****
Colorectal Screening	*****	*****	*****
Diabetes A1C testing	*****	*****	*****
Diabetes Lipid testing	*****	*****	*****
Diabetes Retinal Exam	*****	*****	*****

(Example: OPI Colectoral Screening = *****

        OP2                                    = *****

H.3.2.2. The Government may unilaterally add additional administrative HEDIS® “Effectiveness of Care” measures in future option periods. If additional measures are added, the total monetary amount available under this incentive (shown in H.3.2.1 above) will be redistributed among all measures.

H.3.3. Program Integrity Incentive: The Government will evaluate the referral of fraud and abuse cases referred during each respective option period and determine if the Contractor satisfactorily met all minimum requirements contained in each of the following sections of TRICARE Operations Manual (TOM) Chapter 14:

Section 1            Contractor’s Responsibility in Program Integrity

Section 2            Case Development and Action

Section 3            Prevention and Detection

Section 4            Evaluation

Section 5            Reporting

Section 6            Provider Exclusions, Suspensions and Terminations

Section 7            Provider Reinstatements

Section 8            Threats against Contractors

H.3.3.1. The Contractor will earn a performance incentive if performance results in referral of over 10 complete cases to the TMA Office of Program Integrity during each option period that are rated “5” on a quality scale.

H.3.3.2. The monetary incentive amount applied to the performance incentive pool will be as follows:

11-15 cases referred with a “5” rating assigned:               *****

16-20 cases referred with a “5” rating assigned:               *****

21 or more cases referred with a “5” rating assigned:       *****

H.3.3.2.1. Rating criteria: The rating of the individual cases will be based on the Government’s analysis of the case referral as follows: does the case identify a pattern of fraud or abuse; have the allegations been substantiated; how has TRICARE been affected (monetarily, patient harm, etc.); is the case referral complete (thoroughly documented with evidentiary data); was appropriate back-up information included (audit files, provider files, correspondence, etc.); and was the applicable TRICARE regulation and/or policy cited and included in the package. The PI “Case

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Referral Evaluation” sheet will be used to rate each referral and can be found at TOM Chapter 14, Addendum A. All case ratings will be determined by the Government solely based on the information within the initial case submittal. Any information, rebuttals, or arguments provided by the Contractor subsequent to the initial submittal of a case will not be considered for the rating determination. Any case prepared, dated, or submitted prior to the start date of the delivery of care under this contract will not be considered for this incentive. If, in the opinion of the Contracting Officer, a newly referred case should reasonably have been referred under a separate contract, that case will not be considered for an incentive. The rating assignment by the Contracting Officer is final and un-appealable.

H.3.4. Electronic Claim Submission Positive Incentive: The minimum electronic claims EMC submission performance standard is specified in Section C, paragraph CP.4.

H.3.4.1. After the appropriate paper claim exclusion percentage has been applied, if the Contractor exceeds the minimum performance standard, the amount of the incentive will be applied as follows:

H.3.4.1.1. For Option Period 1: ***** for every EMC claim which exceeds the minimum performance standard so long as the difference between the Contractor’s EMC rate and paper claim rate is ***** or greater. If the difference in the EMC and paper claim rate is less than *****, then the incentive amount will be ***** of such difference for every EMC claim which exceeds the minimum performance standard.

H.3.4.1.2. For Option Periods 2 through 5: ***** for every EMC claim which exceeds the minimum performance standard so long as the difference between the Contractor’s EMC rate and paper claim rate is ***** or greater. If the difference in the EMC and paper claim rate is less than *****, then the incentive amount will be ***** of such difference for every EMC claim which exceeds the minimum performance standard.

H.3.4.2. Electronic Claim Submission Negative Incentive: If the Contractor does not meet the minimum standard, positive and negative incentives will be netted, or any payment offset by the amount equal to the difference between the EMC claim rate and the paper claim rate for every claim that is below the minimum performance standard. (For example, if the Contractor is two percentage points below the minimum standard, the monetary negative incentive will be applied to two percent of the total claims not including those claims that were excluded as part of the paper claims percentage exclusion.)

H.3.4.3. The EMC submission performance rate will be determined based on data in the TEDs data base at the conclusion of an option period for claims that passed all TEDs edits during that option period regardless of the date of service or when the Contractor submits the TED record. The calculation will include initial TED records (TED type of submission equal to I, R, 0 or D) and will exclude any TED record with a provider in a foreign country or in the State of Alaska.

H.4. PERFORMANCE GUARANTEES

H.4.1 The performance guarantee described in this Section is the Contractor’s guarantee that the Contractor’s performance will not be less than the performance standards described below. The rights of the Government and remedies described in the Performance Guarantee Section are in addition to all other rights and remedies of the Government. Specifically, the Government reserves the rights and remedies set forth in the Inspection of Services clause (FAR 52.246-4,52.246-5) and the Default clause (FAR 52.249-8, 52.249-6).

H.4.2. The Contractor guarantees that performance will meet or exceed the standards in this Section. For each occurrence the Contractor fails to meet each guaranteed standard, the Government will withhold from the Contractor the amount listed for each standard below. The total performance guarantee amount that can be assessed per option period is shown below. The total option period amount will be divided equally among the six performance guarantees. Assessments for a specific performance guarantee will continue until the guarantee amount for the respective guarantee (i.e., one-sixth of the total option period amount) is depleted. For administrative purposes, the Contractor will be notified of performance guarantee withholds on a quarterly basis via a unilateral modification in accordance with FAR 43.1 03(b)(3) with this section as the cited authority for the modification. Withholds will be made from the next available contract payment under an administrative line item. The amount of the performance guarantee will not change after contract award.

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H.4.3. Performance Guarantee Amounts:

Option Period 1            *****

Option Period 2            *****

Option Period 3            *****

Option Period 4            *****

Option Period 5            *****

H.4.4. Telephone Service (Telephone Answering Speed)

H.4.4.1. Standard: When a telephone call is transferred to/answered by an individual, ***** of all calls shall be answered by an individual (not an answering machine/automated voice unit) within 30 seconds.

H.4.4.2. For each month the minimum telephone answering speed is not met, a performance guarantee shall be applied as follows: Based on the Contractor’s monthly telephone report, the Government will assess a performance guarantee of ***** per telephone call not meeting the standard. For example, if the actual percent of calls answered within 30 seconds is *****, then a performance guarantee equal to ***** of the calls will be assessed (***** represents the difference between the actual number of calls not answered within 30 seconds and the standard). If ***** equates to 1000 calls not meeting the standard, the performance guarantee withhold will be *****, or 1000 calls times *****.

H.4.4.3. All calls is defined as any call to any Contractor operated TRICARE customer service telephone number. Customer service shall be interpreted in the broadest terms including, but not limited to, calls from beneficiaries, providers, Government representatives, and interested parties about general program information, network providers, enrollment, eligibility, benefits, referrals, preauthorization’s/authorizations, claims, complaints, processes and procedures.

H.4.5. Telephone Service (Initial Call Resolution Rate).

H.4.5.1. Standard: ***** of all inquiries shall be fully and completely answered during the initial telephone call. (Applies to all calls transferred to an individual.)

H.4.5.2. For each month the call resolution rate is not met, a performance guarantee shall be applied as follows: Based on the Contractor’s monthly telephone report, the Government will assess a performance guarantee amount of ***** for each call that is not fully and completely answered during the initial telephone call that is below the ***** standard. For example, if the actual percent of calls fully and completely answered during the initial call is *****, then a performance guarantee equal to ***** of the calls not responded to will be assessed (***** represents the difference between the actual number of calls not answered during the initial call and the standard). If ***** equates to 500 calls not meeting the standard, the performance guarantee withhold will be *****, or 500 calls times *****.

H.4.6. Telephone Service (Call Resolution)

H.4.6.1. Standard: ***** of all telephone inquiries not fully and completely answered initially shall be fully and completely answered within 10 workdays.

H.4.6.2. For each month the standard is not met, a performance guarantee shall be applied as follows: Based on the Contractor’s monthly telephone report, the Government will assess a performance guarantee amount of ***** for each call that is not fully and completely answered within 10 workdays that is below the above standard of *****. For example, if the actual percent of calls not fully and completely answered within 10 workdays is *****, then a performance guarantee equal to ***** of the calls not responded to will be assessed (***** represents the difference between the actual number of calls not answered within 10 workdays and the standard). If ***** equates to 100 calls not meeting the standard, the performance guarantee withhold will be *****, or 100 calls times *****.

Note: A performance guarantee assessment will be applied independently to each call resolution standard for telephone calls that fail to meet the minimum performance. For example, a telephone call that received a performance withhold because the ***** standard was not met, is again subject to withhold if it is not responded to within 10 workdays (and the Contractor’s performance is below the minimum standard of *****).

***** Includes confidential material omitted and filed separately with the Commission.

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H.4.7. Claims Processing Timeliness (30 days)

H.4.7.1. Standard: ***** of retained claims and adjustment claims shall be processed to completion within 30 calendar days from the date of receipt.

H.4.7.2. For each month that the claims processing timeliness standard is not met, a performance guarantee shall be applied as follows: Based on data from the TMA TEDs data base, the Government will assess a performance guarantee amount of ***** per retained claim in excess of the ***** standard. For example, if the actual percent of retained claims processed in 30 calendar days is *****, a performance guarantee equal to ***** of the retained claims processed that month will be assessed (***** represents the difference between the actual performance of ***** and the standard of *****). If ***** equates to 600 retained claims not processed in 30 calendar days, the performance guarantee withhold will be *****, or 600 times *****.

H.4.7.3. The Government will calculate the contractor claims processing cycle time performance utilizing TED records. Included in the monthly measurement will be TED records in initial submission batch/vouchers (Batch/Voucher Resubmission Number equals zero), and TED records in adjustment/cancellation submission batch/vouchers, which are received by TMA during the reporting period, and that have passed the TMA batch/voucher header edit(s). TED records in initial submission batch/vouchers, or TED records in adjustment/cancellation submission batch/vouchers, which fail the TMA batch/voucher header edits or which are otherwise unprocessable as submitted by the Contractor, and TEDS in resubmission batch/vouchers (Batch/Voucher Resubmission Number is greater than zero), will be excluded from the claims processing cycle time calculation. Only a single processing time will be calculated per claim. The cycle time calculation for initial submission TED records is one plus the difference between the Julian date the claim processed to completion, and the claim receipt date. The cycle time calculation for TED adjustments is one plus the difference between the Julian date the TED record was identified as an adjustment (Date Adjustment Identified not zero), and the date the adjusted record processed to completion.

H.4.8. Claim Processing Timeliness (90 Days)

H.4.8.1. Standard: ***** of all claims (both retained and excluded, including adjustments) shall be processed to completion within 90 calendar days unless the Government specifically directs the Contractor to continue pending a claim or group of claims.

H.4.8.2. For each month that the claims processing timeliness standard is not met, a performance guarantee shall be applied as follows: Based on data from the TMA TEDs data base, the Government will assess a performance guarantee amount of ***** per claim in excess of the ***** standard. For example, if the actual percent of all claims processed in 90 calendar days is *****, a performance guarantee equal to ***** of all claims processed that month will be assessed (***** represents the difference between the actual performance of ***** and the standard of *****). If ***** equates to 450 claims not processed in 90 calendar days, the performance guarantee withhold will be *****, or 450 times *****.

H.4.8.2.1. A performance guarantee assessment will be applied independently to each claim processing timeliness standard for claims that fail to meet the minimum performance. For example, a retained claim that received a performance withhold because the ***** in 30-day standard was not met, is again subject to withhold if it is not processed in 90 calendar days (and the Contractor’s performance is below the minimum standard of *****).

H. 4.8.3. The Government will calculate the contractor claims processing cycle time performance utilizing TED records. Included in the monthly measurement will be TED records in initial submission batch/vouchers (Batch/Voucher Resubmission Number equals zero), and TED records in adjustment/cancellation submission batch/vouchers, which are received by TMA during the reporting period, and that have passed the TMA batch/voucher edit(s). TED records in initial submission batch/vouchers, or TED records in adjustment/cancellation submission batch/vouchers, which fail the TMA batch/voucher header edits or which are otherwise unprocessable as submitted by the Contractor, and TEDS in resubmission batch/vouchers (Batch/Voucher Resubmission Number is greater than zero), will be excluded from the claims processing cycle time calculation. Only a single processing time will be calculated per claim. The cycle time calculation for initial submission TED records is one plus the difference between the Julian date the claim processed to completion, and the claim receipt date. The cycle time calculation for TED adjustments is one plus the difference between the Julian date the TED record was identified as an adjustment (Date Adjustment Identified not zero), and the date the adjusted record processed to completion.

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H.4.9. TED Edit Accuracy

H.4.9.1. Standard: The accuracy rate for TED edits shall not be less than

***** in months seven through nine;

***** in months ten through eleven

***** in months twelve through twenty-three

***** in month twenty-four through contract close.

H.4.9.2. Beginning in month seven of Option Period I, for each month that the accuracy rate for TED edits is not met, a performance guarantee shall be applied as follows: Based on data from the TMA TEDs data base, if the Contractor fails to meet the standard, a performance guarantee amount of ***** for each TED record not meeting the standard will be assessed. For example, if only ***** of all TEDs pass editing in month seven, then a performance guarantee amount equal to ***** of all TEDs submitted during the month will be assessed (***** equals the difference between the Contractor’s actual performance and the standard in this example). If ***** equates to 1,000 TEDs, the performance guarantee amount will be ***** or 1,000 times *****.

H.5. EVOLVING PRACTICES, DEVICES, MEDICINES, TREATMENTS AND PROCEDURES

H.5.1. Medical practices and procedures are expected to continue developing during the period of this contract: some will increase and some will decrease the cost of medical care. These changes will include practices, devices, medicines, treatments and procedures that previously were excluded from the benefits as unproven. The Contractor underwrites the cost of all drugs covered under this contract; and devices, and medical treatments or medical procedures that move from unproven to proven; and shall implement the move from unproven to proven as required at no change in contract price or underwriting fixed fee. Changes to the requirements caused by changes in the statutory definitions of the benefit or new benefits added by statute will be implemented under the Changes clause.

H.5.2. TRICARE can only cover costs only for medically necessary supplies and services. Regulatory procedures are in place at 32 C.F.R. I99.4(g)(l5) that describe the procedure for evaluating the safety and efficacy of unproven drugs, devices, medical treatments, or medical procedures. The Contractor shall be responsible for routinely reviewing the hierarchy of reliable evidence, as defined in 32 C.F.R. 199.2.

H.6. INTEGRATED PROCESS TEAMS

H.6.1. The Government may develop major contract and program changes through Integrated Process Teams (IPTs). IPTs will not be formed for all contract changes, but generally will be formed for complex, system-wide issues. The IPT process required in this section begins the date when the Contracting Officer notifies the Contractor in writing. The Contractor will provide the appropriate personnel (as agreed to by the Contracting Officer and the Contractor) to serve on IPTs to develop and/or improve the technical, business, and implementation approach to any proposed TRICARE program contract changes within 14 calendar days after written notification by the Contracting Officer.

H.6.2. The Contractor shall participate in all required meetings as determined by the Government team lead within the change milestones described in this section, regardless of how they are held (in person, via teleconference, by video-teleconference, or through electronic conferences). The frequency and scheduling will vary depending on the topic. The Contractor will participate with the Government team in the entire process from concept development through the final requirement. The IPT process required in this section includes developing the Government’s budgetary cost estimates, identifying requirements, developing associated rough order of magnitude cost estimates, and preparing the final specification/statement of work. The IPT process required in this section will end at this point, thus this requirement does not include post-change order activities, such as implementation/coordination meetings, and definitization efforts, whose costs are allocable to the change.

H.7. AWARD FEE

The award fee will be administered two times per contract option period (semi-annually) in accordance with the

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award fee plan. The award fee pool is as shown in Section B and awarded portions, if any, will be disbursed two times a contract option period. Unawarded portions of the award fee pool do not carry forward and are not available for any subsequent award fee period. The amount of the award fee pool will not change after contract award.

H.8. ASSUMPTION OF PERFORMANCE IN A SECOND TRICARE CONTRACT AREA

TRICARE is a statutory entitlement program under which there can be no lapse in program execution or interruption of services. It is the Government’s duty to take all reasonable steps to ensure the ready availability of alternative contract sources to facilitate stability in delivery of this statutory entitlement program, help avoid unnecessary disruption in healthcare provider and patient relationships, and insure continuation of critical health services. Recognizing the potential that circumstances may arise under which the Government may require an alternative Contractor to assume, on an interim basis, contract performance in one of the three TRICARE contract areas, the Government will consider other options, including substituting contract performance by one or both of the other Contractors pending competitive acquisition of a successor. The Government agrees to negotiate in good faith a fair and reasonable compensation for the additional work to be performed. The Contractor retains all rights to equitable adjustments under the Changes clause in this matter.

H.9. CLAIMS PROCESSING AUDIT SAMPLING METHODOLOGY

H.9.1. Quarterly Claim Audit Sampling Methodology and Error Determinations.

H.9.1.1. Sampling Methodology: There will be three types of audit samples: one occurrence sample and two payment samples (one for non-denied claims and one for denied claims). The occurrence samples will be drawn from TEDs records which pass TMA validity edits. Records to be sampled will be “net” records (i.e. the sum of transaction records available at the time the sample was drawn related to the initial transaction record). The payment samples will be drawn from TEDs records which pass all TMA edits. Payment samples will be drawn from all records with Government payments or billed amounts greater than zero and less than $200,000, although the Government may choose to exclude certain claims strata from the sampling frame. In addition, the Government will conduct a one-hundred percent (100%) audit of all claims with payment amounts or billed amounts of over $200,000. Payment samples will be stratified at multiple levels, either by payment amount, billed amount or by other claims-based parameters, such as type of care and/or type of provider. Records to be sampled for both the occurrence and payment audits will be “net” records (i.e., the sum of transaction records available at the time the sample was drawn related to the initial transaction record). TEDs in batches/vouchers which fail TRICARE edits or which are otherwise unprocessable as submitted by the Contractor will be excluded from the sampling frame.

H.9.1.2. Required Contractor Documentation: Upon receipt of the TEDs Internal Control Number (lCN) listing and TED Detail Audit Report (TADR) from TMA the Contractor shall retrieve and compile processing documentation for each selected claim. All documentation must be received at TMA or designated audit Contractors within forty five (45) calendar days from the date of the TMA letter transmitting the ICN and TADR listing. The Contractor shall submit one legible copy of each claim and the following required documents via registered mail, certified mail or similarly guaranteed delivery service.

H.9.1.2.1. Claim-related correspondence when attached to claim or related to the adjudication action, such as status inquiries, written and/or telephone, development records, and other telephone conversation records.

H.9.1.2.2. Other claim-related documentation, such as medical reports and medical review records, coding sheets, all authorization and referral forms and their supporting documentation, referrals for civilian medical care (SF Forms 513 or 2161), other health insurance and third party liability documents, discounted rate agreements to include the following information: 1) provider name, 2) provider identification number, 3) effective and termination dates of agreements; and 4) negotiated rate(s), per diem rate(s), state prevailing fee(s) or fee schedule(s), DRG, OPPS, SNF, pricing information and such other documents as are required to support the action taken on the claim.

H.9.1.2.3. A copy of the Explanation of Benefits (EOB) (or EOB facsimile) for each claim selected.

H.9.1.2.4. The Contractor shall send via electronic data input the current family history (15 to 27 months) for each selected claim. This electronic data containing all required data fields must be received by TMA or the designated audit Contractor within forty five (45) calendar days from the date of the TMA or designated audit Contractor letter transmitting the ICN and TADR listing.

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H.9.1.2.5. Payment or occurrence errors will be assessed if a claim is selected for audit and the Contractor cannot produce the claim or the claim provided is not auditable. For TEDs which do not represent a legitimate condition requiring submission of a record as defined in the TRICARE Systems Manual, a 100 percent error will be assessed. The payment error amount will be based upon the total Government Pay Amount. This condition is considered to be an unsupported TED. The Contractor has the option of submitting the original document in those cases where the copy is not legible. TMA or designated audit Contractors will return original documents upon completion of the audit process.

H.9.1.2.6. Additional data to be furnished by the Contractor.

H.9.1.2.6.1. Description of data elements by field position in family history file printout and field definitions for pricing, OHI, authorization, referral screens. Initial submission to TMA is due by the commencement of claims processing and revisions as they occur.

H.9.1.2.6.2. Claim adjudication guidelines used by processors; automated prepayment utilization review screens; automated duplicate screening criteria and manual resolution instructions shall be submitted to TMA by the commencement of claims processing.

H.9.1.2.6.3. Unique internal procedure codes with narrative and cross-reference to approved TRICARE codes and pricing manuals used in claims processing. Initial submission to TRICARE is due by the commencement of claims processing and revisions as they occur, but not later than the 5th work day of the month following the change.

H.9.1.2.6.4. Specifications for submission of the provider files are described in the TEDs System Manual. Initial submission to TMA is due by the commencement of claims processing and updates to the files are to be submitted as specified in the TEDs System Manual.

H.9.1.2.6.5. Documentation for any claim selected with adjustment transactions completed prior to the date of the sample must include the documentation to indicate both initial and adjustment processing actions to include claims EOBs, and pricing information.

H.9.1.2.6.6. Documentation to support beneficiary approved participation in any TMA demonstration programs.

H.9.2. Quarterly Payment Error and Process Error Determinations.

H.9.2.1. There are two categories of payment errors: (I) a payment error which cannot be removed by Contractor post payment processing actions and (2) a payment error which can be removed by Contractor post payment processing actions (see list of audit error codes defining payment error categories). Payment errors which can be removed by Contractor post payment actions will also be assessed a process error at audit. If Contractor post payment actions substantiate the initial processing decision, the payment error will be removed but the process error will remain. If the initial processing action is not substantiated, both the payment and the process error will remain. Claims containing process errors will not affect payment or occurrence error rates, but will be used as a performance indicator.

H.9.2.2. Payment errors are the amount of over/under payments on a claim, including but not limited to a payment in the correct amount but sent to the wrong payee, denial of a payable claim, misapplication of the deductible, payment of a non-covered service/supplies, or services/supplies for which a benefit determination cannot be based on the information available at the time of processing. Process errors result from: noncompliance with a required procedure or process, such as development required but not performed medical emergency not substantiated, medical necessity review not evident and is cited in conjunction with a payment error. Process error determinations are based on the claim information available and those processing actions which have passed the TMA TED Validity edits up to the time the audit sample is pulled.

H.9.2.3. Payment errors which may not be removed by Contractor post payment actions (see audit error categories)

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are based only on the claim information available and those processing actions which occur prior to the date the audit sample is pulled. Consideration will be given to subsequent processing actions that occur prior to the date the audit sample is pulled, including actions that have not passed the TMA TED edits, only if supporting documentation to include the action taken and the date the action was completed is submitted with audit documentation. Action determinations occurring after the date the audit sample is pulled will not be considered in the audit regardless of whether resolution of payment error exists. Adjustment transactions are not allowed on total claim denials. Therefore, subsequent reprocessing actions to a denied claim which occur prior to the date the audit sample is pulled will be considered during the audit.

H.9.2.4. All incorrectly coded financial fields on a TED are considered to be occurrence errors regardless of whether associated errors exist.

H.9.3. Computation of the “Total Amount Billed” for Non-Denied Institutional Claims.

H.9.3.1. For treatment encounters for which no per diem, negotiated rate or DRG-based amount applies for consideration of payment, the “total amount billed” is the actual amount billed on the claims. This applies to treatment encounters involving services from DRG-exempt hospitals and hospital units, those involving DRG exempt services and those which would otherwise be subject to the DRG-based payment methodology but for which a DRG allowed amount cannot be computed, regardless of whether or not these claim are paid.

H9.3.2. For treatment encounters subject to the TRICARE per diem payments, negotiated rate, or the DRG reimbursement methodology, the “total amount billed” is the correct per diem, negotiated rate, or DRG-based allowable amount including any applicable outlier amounts.

H.9.3.3. If a claim is selected for audit and the Contractor cannot produce the claim or the claim provided is not auditable, a 100 percent payment error based upon the total amount billed will be assessed. For health care services records which do not represent a legitimate condition requiring submission of a record as defined in the TRICARE Systems Manual, a 100 percent error will be assessed. The payment error amount will be based upon the total amount billed. This condition is considered to be an unsupported TED.

H.9.3.4. The following are payment errors on which post payment actions are either not applicable or would not remove the payment errors assessed.

01K-AuthorizationlPreAuthorization needed (all- except (ECHO)* and Adjunctive Dental Authorizations)

03K-Billed Amount Incorrect

04K-Cost-share / Deductible Error

07K- Duplicate Services Paid

08K- Eligibility Determination—Patient

09K- Eligibility Determination—Provider

12K- Non-Availability Statement Error

13K-OHI/TPL—Govt. Pay Miscalculated

14K-Om Payment Omitted

15K-Payee Wrong-Sponsor/Patient

16K- Payee Wrong- Provider

17K- Participating/Non-Participating Error

18K- Pricing Incorrect

19K-Procedure Code Incorrect

20K-Signature Error

22K-DRG Reimbursement Error

24K-Incorrect Benefit Determination

25K-Claim Not Provided

26K-Claim Not Auditable

27K-Incorrect MCS System

H.9.3.5. The following are payment errors on which post-payment actions may support original processing. On rebuttal, if documentation is provided that supports the processing actions, the payment errors could be removed but the process errors would remain.

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01K-Authorization/Pre-Authorization Needed (ECHO* and adjunctive dental authorizations)

02K-Unsupported Benefit Determination

05K-Development Claim Denied Prematurely

06K-Development Required

10K-Medical Emergency Not Substantiated

11K-Medical Necessity/Review Not Evident

21K-Timely-Filing Error

23K-Contract Jurisdiction Error

99K-Other—This payment error is very general and claims would have to be reviewed on an individual basis with regard to post-payment actions.

*ECHO—Extended	Care Health Option

H.9.4. Quarterly TED Occurrence Error Determination.

H.9.4.1. The TED occurrence error rate is defined as the total number of errors divided by the total number of data fields in the sample times 100.

H.9.4.2. Occurrence errors determinations are based on only the claim information available and those processing actions taken at the time of adjudication. Actions and determinations occurring subsequent to the processed date of an audited claim, such as obtaining other health insurance documentation, adjusting a claim to correct financial or other data fields, or developing for required information not obtained prior to processing, are not a consideration of the audit regardless of whether a resolution of the incorrectly coded TED results.

H.9.4.3. Occurrence errors result from an incorrect entry in any data field of the TED. There are no exceptions. Any error, including errors in financial fields, shall be counted as occurrence errors.

H.9.4.4. Some TED error conditions are not attributable to anyone specific data field but apply to the record as a whole or to certain parts of the record. In addition to erroneous data field coding, the following error conditions involving incorrect or unsupported records will result in occurrence errors being assessed as indicated.

H.9.4.5. The following are occurrence error categories and codes. All TED record occurrence errors, including errors in financial fields, are counted and the error rate is expressed as a percentage of the total number of data fields in the TED record.

Error Categories	Errors Condition Specific to Data Field
A	Incorrect Claim Information
B	Incorrect Patient/Sponsor Information
C	Incorrect Provider Information
D	Incorrect Admission/Discharge Information (Institutional TED Records only)
E	Incorrect Diagnosis/Treatment Information (Institutional TED Records Only)
F	Incorrect Diagnosis Information (Non-Institutional TED Records Only)
G	Incorrect Financial Information
H	Incorrect Institutional Revenue Data
I	Incorrect Non-Institutional Claims/Provider/Utilization Information

Error Codes	Error Condition Specific to Claim	Number of Errors
01J	Unlike Procedures/Providers Combined (Non-institutional Record)	7 errors for each additional utilization data set*
02J	Unlike Revenue Codes Combined (Institutional Record)	5 errors for each erroneous revenue code set**

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03J	Services Should Be Combined	1 error for each additional revenue code/utilization data set
04J	Missing Non-institutional Utilization Data Set	7 errors for each missing data set*
05J	Extra Non-institutional Utilization Data Set	7 errors for each extra data set*
06J	Missing Institutional Revenue Code Set	5 error for each missing revenue code set**
07J	Extra Institutional Revenue Code Set	5 errors for each extra revenue code set**
08J	Incorrect Record Type	5 errors
09J	Separate TED Record Required	1 error
10J	Claim Not Provided for Audit	1 error plus 1 error for each revenue code utilization data set in the TED
11J	Claims Not Auditable	1 error plus 1 error for each revenue code utilization data set in TED
12J	Unsupported TED Transaction	1 error plus 1 error for each revenue code utilization data set in TED

H.9.4.6. The following are process errors which will be assessed for noncompliance of a required procedure/process. These errors are neither occurrence errors nor payment errors and are not used to calculate the occurrence error or payment error rate. A payment error will be assessed along with the process error. Upon rebuttal if the process is followed to conclusion and the actions support the original decision, the payment error will be removed but the process error will remain.

01P – Authorization/Pre-authorization needed (ECHO and adjunctive dental authorizations)

02P—Unsupported Benefit Determinations

05P—Development Claim Denied Prematurely

06P—Development Required

10P—Medical Emergency Not Substantiated

11P—Medical Necessity/Review Not Evident

21P—Timely Filing Error

23P—Contract Jurisdiction Error

99P – Other

H.9.5. Quarterly Payment and Occurrence Error Determination Rebuttals. Contractor rebuttals of audit error findings must be submitted to TMA or the designated quality audit within 30 calendar days of the date of the audit transmittal letters. Rebuttals not postmarked within 30 calendar days of the audit letter will be excluded from further consideration. Rebuttal responses are final and will not receive further consideration except when during the audit rebuttal process the Contractor submits a claim not previously submitted with the audit and an error is assessed, or when the Contractor’s explanation of the basis on which a claim was processed results in the assessment of a new error not previously reviewed by the Contractor. Contractor rebuttals to new errors assessed by TMA or the designated audit Contractor during the initial rebuttal process must be postmarked within 30 calendar days of the TRICARE or designated audit Contractor rebuttal response letter. Rebuttals to new errors not postmarked within 30 calendar days from the date of the rebuttal letter will be excluded from further consideration. The due dates of rebuttals will be calculated by adding 30 to the Julian calendar date of the TMA or designated audit Contractor audit letter or by adding 30 to the Julian calendar date of the TMA or designated audit Contractor rebuttal response letter.

H.10. UNDERWRITTEN HEALTH CARE COST AUDIT

(Reference FAR Clause 52.216-25, ALLOWABLE COST AND PAYMENT (DEC 2002) (DEVIATION),

H.10.1 TRICARE Encounter Data (TED) batch/voucher payment records are utilized to determine unallowable costs based on the results of this health care cost audit. The total unallowable amount is calculated on a per record basis, using all fields used to calculate a batch/voucher header total, and for dates of service falling within a specified option period. The total amount reimbursed by the Government will be calculated using all edited TEDs batch/vouchers with resubmission number equal to zero. At the time of the audit, batch/voucher records that have not passed validity edits on the TED record, or which are otherwise unprocessable as submitted by the Contractor, will be excluded from this audit sample. The Government reserves its rights under FAR 42.80 I to disallow costs identified as unallowable through means other than the underwritten health care cost audit, when such costs are not included in the audit sample universe.

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H.10.2. Sampling Methodology, Application of Results and Error Determinations.

H.10.2.1. For each option period, a stratified random sample of up to 10,000 claims from the universe of non-denied underwritten claims will be used to estimate the total overpayment amount in the claims universe. The point estimate (E) of questioned cost in the universe will be deemed the unallowable cost amount, provided that the lower bound (LB) of a one-sided ninety-percent (90%) confidence interval for E is at least 95% as large as E. Otherwise, LB will be deemed as the unallowable cost amount. All claims in the sample determined to have been underpaid will be deemed to have an overpayment amount of zero. At the discretion of the Government, the unallowable cost amount will be determined based on the estimated average overpayment per claim in the universe, the estimated ratio of overpayments to payments in the universe, or other commonly used estimation methods, in order to allow the Government to arrive at the best estimate of overpayments in the claims universe. The payment samples will be drawn from all records with Government reimbursement of greater than zero and less than $200,000, although the Government may choose to exclude certain claims strata from the sampling frame and from the claims universe. In addition, the Government will conduct a one-hundred percent (100%) audit of all claims with payment amounts of over $200,000. The unallowable cost amount found in this 100% audit will be added to the unallowable costs estimated based on the sampling of claims with payment amounts of under $200,000. Payment samples will be stratified at multiple levels, either by payment amount or by other claims-based parameters, such as type of care and/or type of provider.

H.10.2.2. Samples will be drawn from underwritten TED records that have passed all TED edits and that have processed into the TEDs database through the thirteenth month following the end of the each contract option period. The audit sample will be drawn from underwritten TED records with beginning dates of service within the option period in question. Records to be sampled will be “net” records (i.e., the sum of the option-period transaction records available). The Government will provide the Contractor, at the same time the sample is requested, a complete listing of all TED records that encompass the audit universe for each respective option period. At that time, the Contractor shall identify all TED records that are from non-underwritten claims and claims that were not within the dates of service range for the option period being audited. The Contractor shall provide a list of such claims, including any supporting documentation, not later than thirty (30) calendar days after receipt of the listing.

H.10.2.2. Required Contractor Documentation.

H.10.2.2.1. Upon receipt of the TEDs Internal Control Number (lCN) listing and TED Detail Audit Report (TADR) from TMA, the Contractor shall retrieve and compile processing documentation for each selected claim. All documentation must be received at TMA or designated audit Contractors within forty-five (45) calendar days from the date of the TMA letter transmitting the ICN listing. The Contractor shall submit one legible copy of each claim and the following required documents via registered mail, certified mail or similarly guaranteed delivery service:

a) Claim-related correspondence when attached to claim or related to the adjudication action, such as status inquiries, written and/or telephone, development records, and other telephone conversation records;

b) Other claim-related documentation, such as medical reports and medical review records, coding sheets, all authorization and referral forms and their supporting documentation, referrals for civilian medical care (SF Forms 513 or 2161), other health insurance and third party liability documents, discounted rate agreements to include the following information: I) provider name, 2) provider identification number, 3) effective and termination dates of agreements, and 4) negotiated rate(s), per diem rate(s), state prevailing fee(s) or fee schedule(s), DRG, OPPS, or SNF pricing information, and such other documents as are required to support the action taken on the claim;

c) A copy of the EOB (or EOB facsimile) for each claim selected.

d) Documentation to support beneficiary approved participation in any TMA demonstration programs.

H.10.2.2.2. The Contractor shall also send, via electronic data input, the current family history (15 to 27 months) for each selected claim.

H.10.2.2.3. Documentation for any claim selected with adjustment transactions completed prior to the date of the sample must include the documentation to indicate both initial and adjustment processing actions, to include claims EOBs, and pricing information.

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H.10.2.2.4. If a claim is selected for audit and the Contractor cannot produce the claim or the claim provided is not auditable, 100 percent of the payment based upon the total Government Pay Amount will be deemed unallowable. For TEDs that do not represent a legitimate condition requiring submission of a record as defined in the TRICARE Systems Manual, 100 percent of the payment amount will be deemed unallowable. The payment amount will be based upon the total Government Pay Amount. This condition is considered to be an unsupported TED. The Contractor has the option of submitting the original document in those cases where the copy is not legible. TMA or the designated audit Contractors will return original documents upon completion of the audit process.

H.10.2.3. Other Deliverables. Paragraphs F.6.1 0 through F.6.10.4 in Section F describe the Contractor’s claims processing data elements, guidelines, processes, screens, criteria, instructions, etc. that are required to be submitted during the base period of the contract. The Contractor shall submit any changes to these elements/guidelines/ processes/screens/criteria/instructions as they occur.

H.10.2.4. Payment Error Determinations.

H.10.2.4.1. The audit error codes (K codes) indicated in Section H.9, above will apply to the cost audit. Payment errors are based on the claim information available and those processing actions taken up to the time the audit sample is pulled. Consideration will be given to subsequent processing actions that occur prior to the date the audit sample is pulled, including actions that have not passed the TMA TED edits, only if supporting documentation to indicate the action taken and the date the action was completed is submitted. Actions and determinations occurring after the date the audit sample is pulled will not be considered in the audit described in this section regardless of whether resolution of a payment error exists.

H.10.2.4.2. Payment errors are the amount of overpayments on a claim, including but not limited to misapplication of the deductible, payment of non-covered service/supplies, or payment of services/supplies for which a benefit cannot be determined based on the information available at the time of processing, or a payment in the correct amount but sent to the wrong payee. The measure of the payment error is the TED record.

H.10.2.5. Cost Audit Rebuttals.

H.10.2.5.1. Contractor rebuttals of audit error findings must be submitted to TMA or the designated quality auditor within thirty (30) calendar days of the date of the audit transmittal letters. Rebuttals not submitted within thirty (30) calendar days of the audit letter will be excluded from further consideration. Rebuttal responses are final and will not receive further consideration except when, during the audit rebuttal process, the Contractor submits a claim not previously submitted with the audit and an error is assessed, or when the Contractor’s explanation of the basis on which a claim was processed results in the assessment of a new error not previously reviewed by the Contractor. Contractor rebuttals to new errors assessed by TMA or the designated audit Contractor during the initial rebuttal process must be submitted within 30 calendar days of the TRICARE or designated quality review Contractor rebuttal response letter. Rebuttals to new errors not submitted within 30 calendar days from the date of the original rebuttal letter will be excluded from further consideration. The due dates of rebuttals will be calculated by adding 30 to the Julian calendar date of the TMA or designated audit Contractor audit letter or by adding 30 to the Julian calendar date of the TMA or designated audit Contractor rebuttal response letter.

H.10.2.5.2. The rebuttal for the healthcare cost audit shall be certified by a responsible official of the Contractor as to accuracy and completeness. The rebuttal submission and the rebuttal process used by the Contractor may be reviewed by the Government.

H.10.3. Upon completion of the audit process, the Contracting Officer will notify the Contractor of the disallowed amount and will either deduct that amount from current payments, or provide other instructions for the return of the disallowed amount. When the Government has recovered from any disallowed amount; the Contractor is not required to return monies it subsequently recovered from third parties on any claims/TED records that were included in the universe from which the audit sample was drawn. See TOM Chapter 3, Section 3., Paragraph 2.2.2.

H.11. EXPRESSLY UNALLOWABLE HEALTH CARE COSTS

This contract identifies certain cost categories that are not underwritten health care costs. These are known as

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expressly unallowable underwritten health care costs. This includes, but is not limited to, the Contractor payments under Section C, paragraph RM.2.1. and payments over the allowed amounts specified in the TRICARE Manuals. Any payment made by the Contractor that is expressly unallowable is borne by the Contractor and shall not be reported or billed as underwritten health care costs. The Contractor must account for these payments at the individual claim level. These unallowable amounts shall be available for review by the Contracting Officer or designee.

H.12. INSURANCE LIABILITY COVERAGES

In accordance with FAR 28.306(b) and as incorporated by reference in Section I, FAR 52.228-5,

INSURANCE—WORK ON A GOVERNMENT INSTALLATION (JAN 1997), the following minimum liability coverages are stated below:

(a) Workers’ compensation and employer’s liability. The Contractor is required to comply with applicable Federal and State workers’ compensation and occupational disease statutes. If occupational diseases are not compensable under those statutes, they shall be covered under the employer’s liability section of the insurance policy, except when contract operations are so commingled with a contractor’s commercial operations that it would not be practical to require this coverage. Employer’s liability coverage of at least $100,000 shall be required, except in States with exclusive or monopolistic funds that do not permit workers’ compensation to be written by private carriers. (See 28.305(c) for treatment of contracts subject to the Defense Base Act.)

(b)	General liability.

(1) The contractor shall be required to provide bodily injury liability insurance coverage written on the comprehensive form of policy of at least $500,000 per occurrence.

(2) Property damage liability insurance shall be required only in special circumstances as determined by the agency.

(c) Automobile liability. The contractor shall be required to provide automobile liability insurance written on the comprehensive form of policy. The policy shall provide for bodily injury and property damage liability covering the operation of all automobiles used in connection with performing the contract. Policies covering automobiles operated in the United States shall provide coverage of at least $200,000 per person and $500,000 per occurrence for bodily injury and $20,000 per occurrence for property damage. The amount of liability coverage on other policies shall be commensurate with any legal requirements of the locality and sufficient to meet normal and customary claims.

H.13. ADDITIONAL PERFORMANCE REQUIREMENTS

*****

H.13.1. *****

H.13.2. *****

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H.13.3. *****

H.13.4. *****

H.13.5. *****

H.13.6. *****

H.13.7. *****

H.13.8. *****

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H.13.9. *****

H.13.10. *****

H.13.11. *****

H.13.12. *****

H.13.13. *****

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H.13.14. *****

H.13.15. *****

H.13.16. *****

H.13.17. *****

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H.13.I8. *****

*****

*****

1.1 *****

1.1.1	*****

1.1.2.*****

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1.2. *****

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Section I—Contract Clauses

52.202-1 Definitions. (JUL 2004)

52.203-3 Gratuities. (APR 1984)

52.203-5 Covenant Against Contingent Fees. (APR 1984)

52.203-6 Restrictions on Subcontractor Sales to the Government. (SEP 2006)

52.203-7 Anti-Kickback Procedures. (OCT 2010)

52.203-8 Cancellation, Rescission, and Recovery of Funds for illegal or Improper Activity. (JAN 1997)

52.203-10 Price or Fee Adjustment for Illegal or Improper Activity. (JAN 1997)

52.203-12 Limitation on Payments to Influence Certain Federal Transactions. (OCT 2010)

52.203-13 Contractor Code of Business Ethics and Conduct. (APR 2010)

52.203-14 Display of Hotline Poster(s). (DEC 2007)

(a) Definition.

“United States,” as used in this clause, means the 50 States, the District of Columbia, and outlying areas.

(b) Display of fraud hotline poster(s). Except as provided in paragraph (c)—

(1) During contract performance in the United States, the Contractor shall prominently display in common work areas within business segments performing work under this contract and at contract work sites—

(i) Any agency fraud hotline poster or Department of HomeIand Security (DHS) fraud hotline poster identified in paragraph (b)(3) of this clause; and

(ii) Any DHS fraud hotline poster subsequently identified by the Contracting Officer.

(2) Additionally, if the Contractor maintains a company website as a method of providing information to employees, the Contractor shall display an electronic version of the poster(s) at the website.

(3) Any required posters may be obtained as follows:

Poster(s) Obtain from

(3)	Any required posters may be obtained as follows:

DoD Inspector General, ATTN: Defense Hotline, 400 Army Navy Drive, Washington, DC 22202-2884.

Poster(s) Obtain by accessing the following website:

http://www.dodig.osd.mil/hotline/hotline7.htm

(c) If the Contractor has implemented a business ethics and conduct awareness program, including a reporting mechanism, such as a hotline poster, then the Contractor need not display any agency fraud hotline posters as required in paragraph (b) of this clause, other than any required DHS posters.

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(d) Subcontracts. The Contractor shall include the substance of this clause, including this paragraph (d), in all subcontracts that exceed $5,000,000, except when the subcontract—

(1)     Is for the acquisition of a commercial item; or

(2)     Is performed entirely outside the United States.

(End of clause)

52.204-4 Printed or Copied Double-Sided on Recycled Paper. (AUG 2000)

52.204-7 Central Contractor Registration. (APR 2008)

52.204-9 Personal Identity Verification of Contractor Personnel. (JAN 2011)

52.204-10 Reporting Executive Compensation and First-Tier Subcontract Awards. (JUL 2010)

52.209-6 Protecting the Government’s Interest When Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment. (DEC 2010)

52.209-9 - Updates of Publicly Available Information Regarding Responsibility Matters.

(Jan 2011)

(a) The Contractor shall update the information in the Federal Awardee Performance and Integrity Information System (FAPIIS) on a semi-annual basis, throughout the life of the contract, by posting the required information in the Central Contractor Registration database at http://www.ccr.gov .

(b)

(1) The Contractor will receive notification when the Government posts new information to the Contractor’s record.

(2) The Contractor will have an opportunity to post comments regarding information that has been posted by the Government. The comments will be retained as long as the associated information is retained, i. e., for a total period of 6 years. Contractor comments will remain a part of the record unless the Contractor revises them.

(3)

(i) Public requests for system information posted prior to April 15,2011, will be handled under Freedom of Information Act procedures, including, where appropriate, procedures promulgated under E.O. 12600.

(ii) As required by section 3010 of Public Law 111-212, all information posted in FAPIIS on or after April IS, 2011, except past performance reviews, will be publicly available.

(End of clause)

52.211-15 Defense Priority and Allocation Requirements. (APR 2008)

52.215-2 Audit and Records—Negotiation. (OCT 2010)

52.215-8 Order of Precedence—Uniform Contract Format. (OCT 1997)

52.215-11 Price Reduction for Defective Certified Cost or Pricing Data—Modifications. (OCT 2010)

52.215-13 Subcontractor Certified Cost or Pricing Data—Modifications. (OCT 2010

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52.215-15 Pension Adjustments and Asset Reversions. (OCT 2010)

52.215-18 Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other Than Pensions (JUL 2005)

52.215-19 Notification of Ownership Changes. (OCT 1997)

(a) The Contractor shall make the following notifications in writing:

(1) When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.

(2) The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.

(b) The Contractor shall -

(1) Maintain current, accurate, and complete inventory records of assets and their costs;

(2) Provide the ACO or designated representative ready access to the records upon request;

(3) Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractor’s ownership changes; and

(4) Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.

(c) The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR l5.408(k).

(End of clause)

52.216-7 Allowable Cost and Payment. (DEC 2002)

(Applicable to all CLINs for Disease Management and Transition Out)

(a) Invoicing. (l) The Government will make payments to the Contractor when requested as work progresses, but (except for small business concerns) not more often than once every 2 weeks, in amounts determined to be allowable by the Contracting Officer in accordance with Federal Acquisition Regulation (FAR) subpart 31.2 in effect on the date of this contract and the terms of this contract. The Contractor may submit to an authorized representative of the Contracting Officer, in such form and reasonable detail as the representative may require, an invoice or voucher supported by a statement of the claimed allowable cost for performing this contract.

(2) Contract financing payments are not subject to the interest penalty provisions of the Prompt Payment Act. Interim payments made prior to the final payment under the contract are contract financing payments, except interim payments if this contract contains Alternate I to the clause at 52.232-25.

(3) The designated payment office will make interim payments for contract financing on the 30th day after the designated billing office receives a proper payment request.

In the event that the Government requires an audit or other review of a specific payment request to ensure compliance with the terms and conditions of the contract, the designated payment office is not compelled to make payment by the specified due date.

(b) Reimbursing costs. (l) For the purpose of reimbursing allowable costs (except as provided in subparagraph (b)(2) of this clause, with respect to pension, deferred profit sharing, and employee stock ownership plan contributions), the term “costs” includes only-

(i) Those recorded costs that, at the time of the request for reimbursement, the Contractor has paid by cash, check, or other form of actual payment for items or services purchased directly for the contract;

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(ii) When the Contractor is not delinquent in paying costs of contract performance in the ordinary course of business, costs incurred, but not necessarily paid, for –

(A) Supplies and services purchased directly for the contract and associated financing payments to subcontractors, provided payments determined due will be made-

(1) In accordance with the terms and conditions of a subcontract or invoice; and

(2) Ordinarily within 30 days of the submission of the Contractor’s payment request to the Government;

(B) Materials issued from the Contractor’s inventory and placed in the production process for use on the contract;

(C) Direct labor;

(D) Direct travel;

(E) Other direct in-house costs; and

(F) Properly allocable and allowable indirect costs, as shown in the records maintained by the Contractor for purposes of obtaining reimbursement under Government contracts; and

(iii) The amount of financing payments that have been paid by cash, check, or other forms of payment to subcontractors.

(2) Accrued costs of Contractor contributions under employee pension plans shall be excluded until actually paid unless –

(i) The Contractor’s practice is to make contributions to the retirement fund quarterly or more frequently; and

(ii) The contribution does not remain unpaid 30 days after the end of the applicable quarter or shorter payment period (any contribution remaining unpaid shall be excluded from the Contractor’s indirect costs for payment purposes).

(3) Notwithstanding the audit and adjustment of invoices or vouchers under paragraph (g) of this clause, allowable indirect costs under this contract shall be obtained by applying indirect cost rates established in accordance with paragraph (d) of this clause.

(4) Any statements in specifications or other documents incorporated in this contract by reference designating performance of services or furnishing of materials at the Contractor’s expense or at no cost to the Government shall be disregarded for purposes of cost-reimbursement under this clause.

(c)	Small business concerns. A small business concern may receive more frequent payments than every 2 weeks.

(d) Final indirect cost rates. (1) Final annual indirect cost rates and the appropriate bases shall be established in accordance with Subpart 42.7 of the Federal Acquisition Regulation (FAR) in effect for the period covered by the indirect cost rate proposal.

(2)(i) The Contractor shall submit an adequate final indirect cost rate proposal to the Contracting

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Officer (or cognizant Federal agency official) and auditor within the 6-month period following the expiration of each of its fiscal years. Reasonable extensions, for exceptional circumstances only, may be requested in writing by the Contractor and granted in writing by the Contracting Officer. The Contractor shall support its proposal with adequate supporting data.

(ii) The proposed rates shall be based on the Contractor’s actual cost experience for that period. The appropriate Government representative and the Contractor shall establish the final indirect cost rates as promptly as practical after receipt of the Contractor’s proposal.

(3) The Contractor and the appropriate Government representative shall execute a written understanding setting forth the final indirect cost rates. The understanding shall specify (i) the agreed-upon final annual indirect cost rates, (ii) the bases to which the rates apply, (iii) the periods for which the rates apply, (iv) any specific indirect cost items treated as direct costs in the settlement, and (v) the affected contract and/or subcontract, identifying any with advance agreements or special terms and the applicable rates. The understanding shall not change any monetary ceiling, contract obligation, or specific cost allowance or disallowance provided for in this contract. The understanding is incorporated into this contract upon execution.

(4) Failure by the parties to agree on a final annual indirect cost rate shall be a dispute within the meaning of the Disputes clause.

(5) Within 120 days (or longer period if approved in writing by the Contracting Officer) after settlement of the final annual indirect cost rates for all years of a physically complete contract, the Contractor shall submit a completion invoice or voucher to reflect the settled amounts and rates.

(6)(i) If the Contractor fails to submit a completion invoice or voucher within the time specified in paragraph (d)(5) of this clause, the Contracting Officer may—

(A) Determine the amounts due to the Contractor under the contract; and

(B) Record this determination in a unilateral modification to the contract.

(ii) This determination constitutes the final decision of the Contracting Officer in accordance with the Disputes clause.

(e) Billing rates. Until final annual indirect cost rates are established for any period, the Government shall reimburse the Contractor at billing rates established by the Contracting Officer or by an authorized representative (the cognizant auditor), subject to adjustment when the final rates are established. These billing rates –

(1) Shall be the anticipated final rates; and

(2) May be prospectively or retroactively revised by mutual agreement, at either party’s request, to prevent substantial overpayment or underpayment.

(f) Quick-closeout procedures. Quick-closeout procedures are applicable when the conditions in FAR 42.708(a) are satisfied.

(g) Audit. At any time or times before final payment, the Contracting Officer may have the Contractor’s invoices or vouchers and statements of cost audited. Any payment may be –

(1) Reduced by amounts found by the Contracting Officer not to constitute allowable costs; or

(2) Adjusted for prior overpayments or underpayments.

(h) Final payment. (1) Upon approval of a completion invoice or voucher submitted by the Contractor in

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accordance with paragraph (d)(5) of this clause, and upon the Contractor’s compliance with all terms of this contract, the Government shall promptly pay any balance of allowable costs and that part of the fee (if any) not previously paid.

(2) The Contractor shall pay to the Government any refunds, rebates, credits, or other amounts (including interest, if any) accruing to or received by the Contractor or any assignee under this contract, to the extent that those amounts are properly allocable to costs for which the Contractor has been reimbursed by the Government. Reasonable expenses incurred by the Contractor for securing refunds, rebates, credits, or other amounts shall be allowable costs if approved by the Contracting Officer. Before final payment under this contract, the Contractor and each assignee whose assignment is in effect at the time of final payment shall execute and deliver –

(i) An assignment to the Government, in form and substance satisfactory to the Contracting Officer, of refunds, rebates, credits, or other amounts (including interest, if any) properly allocable to costs for which the Contractor has been reimbursed by the Government under this contract; and

(ii) A release discharging the Government, its officers, agents, and employees from all liabilities, obligations, and claims arising out of or under this contract, except –

(A) Specified claims stated in exact amounts, or in estimated amounts when the exact amounts are not known;

(B) Claims (including reasonable incidental expenses) based upon liabilities of the Contractor to third parties arising out of the performance of this contract; provided, that the claims are not known to the Contractor on the date of the execution of the release, and that the Contractor gives notice of the claims in writing to the Contracting Officer within 6 years following the release date or notice of final payment date, whichever is earlier; and

(C) Claims for reimbursement of costs, including reasonable incidental expenses, incurred by the Contractor under the patent clauses of this contract, exclud-ing, however, any expenses arising from the Contractor’s indemnification of the Government against patent liability.

(End of clause)

52.216-7 Allowable Cost and Payment. (DEC 2002) (DEVIATION)

(Applicable to CLINs for Underwritten Health Care Cost)

(a) Invoicing.

(1) The Government will make payments to the Contractor when requested, but not more often than once every Government business day, in amounts determined to be allowable by the Contracting Officer in accordance with Federal Acquisition Regulation Subpart 31.201-6 and with the terms of this contract. The submission of health care costs on a TED voucher that pass the TED edits will be considered an invoice or voucher for reimbursement of claimed allowable health care costs.

(2) Contract financing payments are not subject to the interest penalty provisions of the Prompt Payment Act. Interim payments made prior to the final payment under the contract are contract financing payments, except interim payments if this contract contains Alternate I to the clause at 52.232-25.

(3) In the event that the Government requires an audit or other review of a specific payment request to ensure compliance with the terms and conditions of the contract, the designated payment office is not compelled to make payment by the specified due date.

(b)	Reimbursing costs. For the purpose of reimbursing allowable costs, the term “costs” includes only —

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(1) Those submitted on vouchers either for direct health care costs that, at the time the request for reimbursement has passed the TED edits; and,

(2) Those recorded costs that, at the time of the request for reimbursement, the Contractor has actually paid or made the expenditure by cash, check, electronic fund transfer, or other form of actual payment for health care under this contract and,

(3) Those costs eligible for reimbursement are the direct health care costs that pass TED edits involving health care furnished to an eligible beneficiary, health care authorized under TRICARE, health care furnished by an authorized TRICARE provider, and health care costs consistent with authorized TRICARE reimbursement methodologies. Costs reimbursed based on vouchers passing initial TED edits are subject to further payment adjustment by the Government if determined not to qualify as an allowable cost.

(d) Audit. At any time or times before final payment, the Contracting Officer may have the Contractor’s invoices or vouchers and statements of cost audited. “Audits” as used in this clause, includes audits on statistically valid samples. The audit results will be extrapolated across all the TRICARE medical claims for the region submitted for TED edits during the audited period to determine the total overpayment of the TRICARE medical claims population sampled for the region. The results of the audits will be used to adjust for overpayments of, or other unallowable health care costs. Underpayments made by the contractor that are found in an audit are not used to offset overpayment adjustments. These adjustments are in addition to the Government’s rights under the Inspection of Services Clause (FAR 52.246-5). Any payment may be-

(1) Reduced by amounts found by the Contracting Officer not to constitute allowable costs; or

(2) Adjusted for prior overpayments or underpayments.

(e)	Final Payment.

(1) Upon approval of a completion invoice or voucher submitted by the Contractor, and upon the Contractor’s compliance with all terms of this contract, the Government shall promptly pay any balance of allowable costs and that part of the fee (if any) not previously paid.

(2) The Contractor shall pay to the Government any refunds, rebates, credits, Contractor’s claim overpayment or fraud recoveries, or other amounts (including interest, if any) accruing to or received by the contractor or any assignee under this contract, to the extent that those amounts are properly allocable to costs for which the Contractor has been reimbursed by the Government and not previously identified and returned to the Government as an unallowable cost. Before final payment under this contract, the Contractor and each assignee whose assignment is in effect at the time of final payment shall execute and deliver—

(i) An assignment to the Government, in form and substance satisfactory to the Contracting Officer, of refunds, rebates, credits, or other amounts (including interest, if any) properly allocable to costs for which the Contractor has been reimbursed by the Government under this contract; and

(ii) A release discharging the Government, its officers, agents, and employees from all liabilities, obligations, and claims arising out of or under this contract, except-

(A) Specified claims stated in exact amounts, or in estimated amounts when the exact amounts are not known;

(B) Claims (including reasonable incidental expenses) based upon liabilities of the Contractor to third parties arising out of the performance of this contract; provided, that the claims are not known to the contractor on the date of the execution of the release, and that the Contractor gives notice of the claims in writing to the Contracting Officer within 6 years following the release date or notice of final payment date, whichever is earlier.

(End of Clause)

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52.216-8 Fixed Fee. (MAR 1997)

(CLINs 1003, 1004, 1006; CLINs 2003, 2004, 2006; CLINs 3003, 3004, 3006; CLINs 4003, 4004, 4006; CLINs 5003,5004,5006 and 9001.)

52.216-30 Time-and-Materials/Labor-Hour Proposal Requirements—Non-Commercial Item Acquisition

without Adequate Price Competition. (FEB 2007)

CLINs 1015,2015,3015,4015, and 5015.

(a) The Government contemplates award of a Time-and-Materials or Labor-Hour type of contract resulting from this solicitation.

(b) The offer or must specify separate fixed hourly rates in its offer that include wages, overhead, general and administrative expenses, and profit for each category of labor to be performed by—

(1) The offer or;

(2) Each subcontractor; and

(3) Each division, subsidiary, or affiliate of the offeror under a common control.

(c) Unless exempt under paragraph (d) of this provision, the fixed hourly rates for services transferred between divisions, subsidiaries, or affiliates of the offeror under a common control—

(1) Shall not include profit for the transferring organization; but

(2) May include profit for the prime Contractor.

(d) The fixed hourly rates for services that meet the definition of commercial item at 2.10 1 that are transferred between divisions, subsidiaries, or affiliates of the offeror under a common control may be the established catalog or market rate when it is the established practice of the transferring organization to price interorganizational transfers at other than cost for commercial work of the offeror or any division, subsidiary or affiliate of the offeror under a common control.

(End of provision)

52.217-8 Option to Extend Services. (NOV 1999)

The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor within 90 days of contract expiration.

(End of Clause)

52.217-9 Option to Extend the Term of the Contract. (MAR 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within 30 calendar days provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) lf the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 7 years, 5 months.

***** Includes confidential material omitted and filed separately with the Commission.

HT9402-11-C-0003	Page 93 of 103

(End of clause)

52.219-4 Notice of Price Evaluation Preference for HUBZone Small Business Concerns. (JAN 2011)

(a) Definition. See 13 CPR 125.6(e) for definitions of terms used in paragraph (d).

(b) Evaluation preference.

(1) Offers will be evaluated by adding a factor of 10 percent to the price of all offers, except –

(i) Offers from HUBZone small business concerns that have not waived the evaluation preference; and

(ii) Otherwise successful offers from small business concerns.

(2) The factor of 10 percent shall be applied on a line item basis or to any group of items on which award may be made. Other evaluation factors described in the solicitation shall be applied before application of the factor.

(3) A concern that is both a HUBZone small business concern and a small disadvantaged business concern will receive the benefit of both the HUBZone small business price evaluation preference and the small disadvantaged business price evaluation adjustment (see FAR clause 52.219-23). Each applicable price evaluation preference or adjustment shall be calculated independently against an offeror’s base offer. These individual preference amounts shall be added together to arrive at the total evaluated price for that offer.

(4) When the two highest rated offerors are a HUBZone small business concern and a large business, and the evaluated offer of the HUBZone small business concern is equal to the evaluated offer of the large business after considering the price evaluation preference, award will be made to the HUBZone small business concern.

(c) Waiver of evaluation preference. A HUBZone small business concern may elect to waive the evaluation preference, in which case the factor will be added to its offer for evaluation purposes. The agreements in paragraphs (d) and (e) of this clause do not apply if the offeror has waived the evaluation preference. _ Offer elects to waive the evaluation preference.

(d) Agreement. A HUBZone small business concern agrees that in the performance of the contract, in the case of a contract for

(1) Services (except construction), at least 50 percent of the cost of personnel for contract performance will be spent for employees of the concern or employees of other HUBZone small business concerns;

(2) Supplies (other than procurement from a nonmanufacturer of such supplies), at least 50 percent of the cost of manufacturing, excluding the cost of materials, will be performed by the concern or other HUBZone small business concerns;

(3) General construction.

(i) At least 15 percent of the cost of contract performance to be incurred for personnel will be spent on the prime contractor’s employees;

(ii) At least 50 percent of the cost of the contract performance to be incurred for personnel will be spent on the prime contractor’s employees or on a combination of the prime contractor’s employees and employees of HUBZone small business concern subcontractors;

(iii) No more than 50 percent of the cost of contract performance to be incurred for personnel will be subcontracted to concerns that are not HUBZone small business concerns; or

(4) Construction by special trade contractors.

(i) At least 25 percent of the cost of contract performance to be incurred for personnel will be spent on the prime contractor’s employees;

(ii) At least 50 percent of the cost of the contract performance to be incurred for personnel will be spent on the prime contractor’s employees or on a combination of the prime contractor’s employees and employees of HUBZone small business concern subcontractors;

(iii) No more than 50 percent of the cost of contract performance to be incurred for personnel will be subcontracted to concerns that are not HUBZone small business concerns.

***** Includes confidential material omitted and filed separately with the Commission.

HT9402-11-C-0003	Page 94 of 103

(e) A HUBZone joint venture agrees that the aggregate of the HUBZone small business concerns to the joint venture, not each concern separately, will perform the applicable percentage of work requirements.

(f)

(1) When the total value of the contract exceeds $25,000, a HUBZone small business concern nonmanufacturer agrees to furnish in performing this contract only end items manufactured or produced by HUBZone small business concern manufacturers.

(2) When the total value of the contract is equal to or less than $25,000, a HUBZone small business concern nonmanufacturer may provide end items manufactured by other than a HUBZone small business concern manufacturer provided the end items are produced or manufactured in the United States.

(3) Paragraphs (f)(1) and (f)(2) of this section do not apply in connection with construction or service contracts.

(g) Notice. The HUBZone small business offeror acknowledges that a prospective HUBZone awardee must be a HUBZone small business concern at the time of award f this contract. The HUBZone offeror shall provide the Contracting Officer a copy of the notice required by 13 CFR 126.501 if material changes occur before contract award that could affect its HUBZone eligibility. If the apparently successful HUBZone offeror is not a HUBZone small business concern at the time of award of this contract, the Contracting Officer will proceed to award to the next otherwise successful HUBZone small business concern or other offeror.

(End of clause)

52.219-8 Utilization of Small Business Concerns. (JAN 2011)

52.219-9 Small Business Subcontracting Plan. (JAN 2011)

52.219-9 Small Business Subcontracting Plan.—Alternate II (OCT 2001)

52.219-16 Liquidated Damages—Subcontracting Plan. (JAN 1999)

52.222-1 Notice to the Government of Labor Disputes. (FEB 1997)

52.222-2 Payment for Overtime Premiums. (JUL 1990)

(a) The use of overtime is authorized under this contract if the overtime premium does not exceed Zero (0) or the overtime premium is paid for work -

(1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

(2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

(3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

(4) That will result in lower overall costs to the Government.

(b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall –

(1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

***** Includes confidential material omitted and filed separately with the Commission.

HT9402-11-C-0003	Page 95 of 103

(2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

(3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

(4) Provide reasons why the required work cannot be performed by using multi-shift operations or by employing additional personnel.

* Insert either “zero” or the dollar amount agreed to during negotiations. The inserted figure does not apply to the exceptions in subparagraph (a)(1) through (a)(4) of the clause.

(End of clause)

52.222-3 Convict Labor. (JUN 2003)

52.222-21 Prohibition of Segregated Facilities. (FEB 1999)

52.222-26 Equal Opportunity. (MAR 2007)

52.222-35 Equal Opportunity for Veterans (SEP 2010)

52.222-36 Affirmative Action for Workers with Disabilities. (OCT 2010)

52.222-37 Employment Reports on Veterans (SEP 2010)

52.222-50 Combating Trafficking in Persons. (FEB 2009)

52.223-6 Drug-Free Workplace. (MAY 2001)

52.223-14 Toxic Chemical Release Reporting. (AUG 2003)

52.224-1 Privacy Act Notification. (APR 1984)

52.224-2 Privacy Act. (APR 1984)

52.225-13 Restrictions on Certain Foreign Purchases. (JUN 2008)

52.227-1 Authorization and Consent. (DEC 2007)

52.227-2 Notice and Assistance Regarding Patent and Copyright Infringement. (DEC 2007)

52.227-3 Patent Indemnity. (APR 1984)

52.227-14 Rights in Data—General. (DEC 2007)

52.228-5 Insurance—Work on a Government Installation. (JAN 1997)

52.228-7 Insurance—Liability to Third Persons. (MAR 1996)

52.229-3 Federal, State, and Local Taxes. (APR 2003)

52.230-2 Cost Accounting Standards. (OCT 2010)

***** Includes confidential material omitted and filed separately with the Commission.

HT9402-11-C-0003	Page 96 of 103

52.230-6 Administration of Cost Accounting Standards. (JUN 2010)

52.232-1 Payments. (APR 1984)

52.232-3 Payments under Personal Services Contracts. (APR 1984)

(CLINs/Sub-CLINs for Clinical Support Agreement when determined as a personal service)

52.232-7 Payments under Time-and-Materials and Labor-Hour Contracts. (FEB 2007)

52.232-8 Discounts for Prompt Payment. (FEB 2002)

52.232-9 Limitation on Withholding of Payments. (APR 1984)

52.232-11 Extras. (APR 1984)

52.232-17 Interest. (OCT 2010)

52.232-18 Availability of Funds. (APR 1984)

52.232-19 Availability of Funds for the Next Fiscal Year. (APR 1984)

Funds are not presently available for performance under this contract beyond 30 September 2011/2012/2013/2014/2015/2016 as applicable for option periods. The Government’s obligation for performance of this contract beyond that date is contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment may arise for performance under this contract beyond 30 September 2011/2012/2013/2014/2015/2016 as applicable for option periods until funds are made available to the Contracting Officer for performance and until the Contractor receives notice of availability, to be confirmed in writing by the Contracting Officer.

(End of clause)

52.232-20 Limitation of Cost. (APR 1984)

52.232-22 Limitation of Funds. (APR 1984)

52.232-23 Assignment of Claims. (JAN 1986)

52.232-25 Prompt Payment. (OCT 2008)

52.232-25 Prompt payment. — Alternate I (FEB 2002)

52.232-33 Payment by Electronic Funds Transfer—Central Contractor Registration. (OCT 2003)

52.232-37 Multiple Payment Arrangements. (MAY 1999)

52.233-1 Disputes. (JUL 2002)

52.233-1 Disputes.—Alternate I (DEC 1991)

52.233-3 Protest after Award. (AUG 1996)

52.233-3 Protest after Award.—Alternate I (JUN 1985)

52.233-4 Applicable Law for Breach of Contract Claim. (OCT 2004)

52.237-2 Protection of Government Buildings, Equipment, and Vegetation. (APR 1984)

***** Includes confidential material omitted and filed separately with the Commission.

HT9402-11-C-0003	Page 97 of 103

52.237-3 Continuity of Services. (JAN 1991)

52.237-7 Indemnification and Medical Liability Insurance. (JAN 1997)

(Applies to any Non-Personal Services under CSA (CLINs 1014,2014,3014,4014,5014»

(a) It is expressly agreed and understood that this is a non-personal services contract, as defined in Federal Acquisition Regulation (FAR) 37.101, under which the professional services rendered by the Contractor are rendered in its capacity as an independent contractor. The Government may evaluate the quality of professional and administrative services provided, but retains no control over professional aspects of the services rendered, including by example, the Contractor’s professional medical judgment, diagnosis, or specific medical treatments. The Contractor shall be solely liable for and expressly agrees to indemnify the Government with respect to any liability producing acts or omissions by it or by its employees or agents. The Contractor shall maintain during the term of this contract liability insurance issued by a responsible insurance carrier of not less than the following amount(s) per specialty per occurrence: As required in the state the military treatment facility is located, or the local community standard if none required by the state, or as specified by the contracting officer.

(b) An apparently successful offeror, upon request by the Contracting Officer, shall furnish prior to contract award evidence of its insurability concerning the medical liability insurance required by paragraph (a) of this clause.

(c) Liability insurance may be on either an occurrences basis or on a claims-made basis. If the policy is on a claims-made basis, an extended reporting endorsement (tail) for a period of not less than 3 years after the end of the contract term must also be provided.

(d) Evidence of insurance documenting the required coverage for each health care provider who will perform under this contract shall be provided to the Contracting Officer prior to the commencement of services under this contract. If the insurance is on a claims-made basis and evidence of an extended reporting endorsement is not provided prior to the commencement of services, evidence of such endorsement shall be provided to the Contracting Officer prior to the expiration of this contract. Final payment under this contract shall be withheld until evidence of the extended reporting endorsement is provided to the Contracting Officer.

(e) The policies evidencing required insurance shall also contain an endorsement to the effect that any cancellation or material change adversely affecting the Government’s interest shall not be effective until 30 days after the insurer or the Contractor gives written notice to the Contracting Officer. If, during the performance period of the contract the Contractor changes insurance providers, the Contractor must provide evidence that the Government will be indemnified to the limits specified in paragraph (a) of this clause, for the entire period of the contract, either under the new policy, or a combination of old and new policies.

(f) The Contractor shall insert the substance of this clause, including this paragraph (t), in all subcontracts under this contract for health care services and shall require such subcontractors to provide evidence of and maintain insurance in accordance with paragraph (a) of this clause. At least 5 days before the commencement of work by any subcontractor, the Contractor shall furnish to the Contracting Officer evidence of such insurance.

(End of clause)

52.237-7 Indemnification and Medical Liability Insurance (JAN 1997) DEVIATION

(Excludes CSA Sub-CLINs/CLINs)

(a) The Contractor is responsible for determining the medical malpractice coverage required in the state (including state risk pools if applicable) for each network provider (both professional and institutional), and ensuring that each network provider is in compliance with this requirement. In the absence of state law

***** Includes confidential material omitted and filed separately with the Commission.

HT9402-11-C-0003	Page 98 of 103

requirement for medical malpractice insurance coverage, the Contractor is responsible for determining the local community standard for medical malpractice coverage, and the Contractor must maintain the documentation evidencing- both the standard and compliance by network providers. In no case shall a network provider not have medical malpractice coverage.

(b) The Contractor shall be solely liable for and expressly agrees to indemnify the Government for the costs of defense and any liability resulting from services provided to Military Health System (MHS) eligible beneficiaries by a network provider. As an alternate, the Contractor shall have all network provider agreements used by the Contractor contain a requirement, directly or by reference, to applicable regulations or TRICARE Management Activity policies, that the provider agrees to indemnify, defend and hold harmless the Government from any and all claims, judgments, costs, liabilities, damages and expenses, including attorney’s fees, whatsoever, arising from any acts or omissions in the provision of medical services by the provider to MHS eligible beneficiaries.

(c) Each network provider agreement must indicate the required malpractice coverage. Evidence documenting the required coverage of each network provider under the contract shall be provided to the Contracting Officer upon request. The Contracting Officer, after consulting with the Contractor, retains the authority to determine whether state and/or local community standards for medical malpractice coverage have been met by a network provider and whether the Contractor has documented the required coverage.

(d) Liability insurance may be on either an occurrences basis or on a claims-made basis. If the policy is on a claims-made basis, an extended reporting endorsement (tail) for a period of not less than 3 years after the end of the contract term must also be provided, or as long as standard practice in the locality or as may be required by local law or ordinance.

52.239-1 Privacy or Security Safeguards. (AUG 1996)

52.242-1 Notice of Intent to Disallow Costs. (APR 1984)

52.242-3 Penalties for Unallowable Costs. (MAY 2001)

52.242-4 Certification of Final Indirect Costs. (JAN 1997)

52.242-13 Bankruptcy. (JUL 1995)

52.243-1 Changes—Fixed-Price. (AUG 1987)

52.243-1 Changes—Fixed-Price.—Alternate I (APR 1984)

52.243-2 Changes—Cost-Reimbursement. (AUG 1987)

52.243-2 Changes—Cost-Reimbursement.—Alternate I (APR 1984)

52.243-3 Changes—Time-and-Materials or Labor-Hours. (SEP 2000)

52.243-6 Change Order Accounting. (APR 1984)

52.243-7 Notification of Changes. (APR 1984)

(a) Definitions. “Contracting Officer,” as used in this clause, does not include any representative of the Contracting Officer.

“Specifically Authorized Representative (SAR),” as used in this clause, means any person the Contracting Officer has so designated by written notice (a copy of which shall be provided to the Contractor) which shall refer to this paragraph and shall be issued to the designated representative before the SAR exercises such authority

***** Includes confidential material omitted and filed separately with the Commission.

HT9402-11-C-0003	Page 99 of 103

(b) Notice. The primary purpose of this clause is to obtain prompt reporting of Government conduct that the Contractor considers to constitute a change to this contract. Except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Administrative Contracting Officer in writing promptly, within 30 calendar days from the date that the Contractor identifies any Government conduct (including actions, inactions, and written or oral communications) that the Contractor regards as a change to the contract terms and conditions. On the basis of the most accurate information available to the Contractor, the notice shall state –

(1) The date, nature, and circumstances of the conduct regarded as a change;

(2) The name, function, and activity of each Government individual and Contractor official or employee involved in or knowledgeable about such conduct;

(3) The identification of any documents and the substance of any oral communication involved in such conduct;

(4) In the instance of alleged acceleration of scheduled performance or delivery, the basis upon which it arose;

(5) The particular elements of contract performance for which the Contractor may seek an equitable adjustment under this clause, including –

(i) What contract line items have been or may be affected by the alleged change;

(ii) What labor or materials or both have been or may be added, deleted, or wasted by the alleged change;

(iii) To the extent practicable, what delay and disruption in the manner and sequence of performance and effect on continued performance have been or may be caused by the alleged change;

(iv) What adjustments to contract price, delivery schedule, and other provisions affected by the alleged change are estimated; and

(6) The Contractor’s estimate of the time by which the Government must respond to the Contractor’s notice to minimize cost, delay or disruption of performance.

(c) Continued performance. Following submission of the notice required by paragraph (b) of this clause, the Contractor shall diligently continue performance of this contract to the maximum extent possible in accordance with its terms and conditions as construed by the Contractor, unless the notice reports a direction of the Contracting Officer or a communication from a SAR of the Contracting Officer, in either of which events the Contractor shall continue performance; provided, however, that if the Contractor regards the direction or communication as a change as described in paragraph (b) of this clause, notice shall be given in the manner provided. All directions, communications, interpretations, orders and similar actions of the SAR shall be reduced to writing promptly and copies furnished to the Contractor and to the Contracting Officer. The Contracting Officer shall promptly countermand any action which exceeds the authority of the SAR.

(d)	Government response. The Contracting Officer shall promptly, within 30 calendar days after receipt of notice, respond to the notice in writing. In responding, the Contracting Officer shall either -

(1) Confirm that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance;

(2) Countermand any communication regarded as a change;

***** Includes confidential material omitted and filed separately with the Commission.

HT9402-11-C-0003	Page 100 of 103

(3) Deny that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance; or

(4) In the event the Contractor’s notice information is inadequate to make a decision under paragraphs (d)(l), (2), or (3) of this clause, advise the Contractor what additional information is required, and establish the date by which it should be furnished and the date thereafter by which the Government will respond.

(e) Equitable adjustments. (1) If the Contracting Officer confirms that Government conduct effected a change as alleged by the Contractor, and the conduct causes an increase or decrease in the Contractor’s cost of, or the time required for, performance of any part of the work under this contract, whether changed or not changed by such conduct, an equitable adjustment shall be made –

(i) In the contract price or delivery schedule or both; and

(ii) In such other provisions of the contract as may be affected.

(2) The contract shall be modified in writing accordingly. In the case of drawings, designs or specifications which are defective and for which the Government is responsible, the equitable adjustment shall include the cost and time extension for delay reasonably incurred by the Contractor in attempting to comply with the defective drawings, designs or specifications before the Contractor identified, or reasonably should have identified, such defect. When the cost of property made obsolete or excess as a result of a change confirmed by the Contracting Officer under this clause is included in the equitable adjustment, the Contracting Officer shall have the right to prescribe the manner of disposition of the property. The equitable adjustment shall not include increased costs or time extensions for delay resulting from the Contractor’s failure to provide notice or to continue performance as provided, respectively, in paragraphs (b) and (c) of this clause.

Note: The phrases “contract price” and “cost” wherever they appear in the clause, may be appropriately modified to apply to cost-reimbursement or incentive contracts, or to combinations thereof.

(End of clause)

52.244-2 Subcontracts. (OCT 2010)

52.244-5 Competition in Subcontracting. (DEC 1996)

52.244-6 Subcontracts for Commercial Items. (DEC 2010)

52.245-1 Government Property. (AUG 2010)

52.245-1 Government Property. — Alternate I (AUG 2010)

52.245-9 Use and Charges. (AUG 2010)

52.248-1 Value Engineering. (OCT 2010)

52.249-2 Termination for Convenience of the Government (Fixed-Price). (MAY 2004)

52.249-6 Termination (Cost-Reimbursement). (MAY 2004)

52.249-6 Termination (Cost-Reimbursement).—Alternate IV (SEP 1996)

52.249-8 Default (Fixed-Price Supply and Service). (APR 1984)

***** Includes confidential material omitted and filed separately with the Commission.

HT9402-11-C-0003	Page 101 of 103

52.249-12 Termination (Personal Services). (APR 1984)

(CLINs/SubCLINs for Clinical Support Agreement when determined personal service)

52.249-14 Excusable Delays. (APR 1984)

52.252-2 Clauses Incorporated by Reference. (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): http://farsite.hill.af.mil/

(End of clause)

52.252-6 Authorized Deviations in Clauses. (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the date of the clause.

(End of clause)

52.253-1 Computer Generated Forms. (JAN 1991)

252.201-7000 Contracting Officer’s Representative. (DEC 1991)

(a) “Definition. Contracting officer’s representative” means an individual designated in accordance with subsection 201.602-2 of the Defense Federal Acquisition Regulation Supplement and authorized in writing by the contracting officer to perform specific technical or administrative functions.

(b) If the Contracting Officer designates a contracting officer’s representative (COR), the Contractor will receive a copy of the written designation. It will specify the extent of the COR’s authority to act on behalf of the contracting officer. The COR is not authorized to make any commitments or changes that will affect price, quality, quantity, delivery, or any other term or condition of the contract.

(End of clause)

252.203-7000 Requirements Relating to Compensation of Former DoD Officials. (JAN 2009)

252.203-7001 Prohibition on persons convicted of fraud or other defense-contract-related felonies. (DEC 2008)

252.203-7002 Requirement to Inform Employees of Whistleblower Rights. (JAN 2009)

252.204-7000 Disclosure of Information. (DEC 1991)

252.204-7002 Payment for Subline Items Not Separately Priced. (DEC 1991)

252.204-7003 Control of Government Personnel Work Product. (APR 1992)

252.204-7004 Alternate A, Central Contractor Registration. (SEP 2007)

252.205-7000 Provision of lnformation to Cooperative Agreement Holders. (DEC 1991)

252.209-7004 Subcontracting with Firms That Are Owned or Controlled by the Government of a Terrorist Country.(DEC 2006)

252.215-7000 Pricing Adjustments. (DEC 1991)

252.215-7002 Cost Estimating System Requirements. (DEC 2006)

252.219-7003 Small Business Subcontracting Plan (DoD contracts). (OCT 2010)

***** Includes confidential material omitted and filed separately with the Commission.

HT9402-11-C-0003	Page 102 of 103

252.223-7004 Drug-Free Work Force. (SEP 1988)

252.225-7004 Report of Intended Performance Outside the United States and Canada—Submission after

Award. (OCT 2010)

252.225-7006 Quarterly Reporting of Actual Contract Performance Outside the United States. (OCT 2010)

252.225-7012 Preference for Certain Domestic Commodities. (JUN 2010)

252.226-7001 Utilization of Indian Organizations, Indian-owned Economic Enterprises, and Native Hawaiian

Small Business Concerns. (SEP 2004)

252.231-7000 Supplemental Cost Principles. (DEC 1991)

252.242-7004 Material Management and Accounting System. (JUL 2009)

252.243-7001 Pricing of Contract Modifications. (DEC 1991)

252.243-7002 Requests for equitable adjustment. (MAR 1998)

***** Includes confidential material omitted and filed separately with the Commission.

HT9402-11-C-0003	Page 103 of 103

Section J—List of Documents, Exhibits and Other Attachments

Attachment Number	Attachment Title	Date	Number of Pages	Cross Reference Materials	Document Version
J-1	Government Required MTF Prime	Award Date	4

J-2	Government Required BRAC Site Prime Service Area	Award Date	1

J-3	Mandatory TRICARE Service Center Locations	Award Date	3

J-4	CHAMPVA Fact Sheet 01-16	Award Date	1

J-5	Clinical Quality Incentive Performance Metrics	Award Date	8

J-6	Hypothetical Example of the External Trend Incentive Calculation	Award Date	2

J-7	Proposed Elements Exceeding Government T-3 Requirements	Award Date	2

J-8	Subcontracting Plan	Award Date	18

EXHIBIT A	Proposed Service Assist Team Rates	Award Date	2

EXHIBIT B	Contract Data Requirements List (CDRLs)	Award Date	Multiple PDF Docs